This document is dated February 13, 2006. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Financial Group
Statistical Report
Fourth Quarter
2005

Table of Contents

LFG Analyst Coverage

Notes

Financial Highlights	1 - 6

Ten-Year Summary	7
Quarterly Summary	8

Consolidated Statements of Income	9 - 10

Consolidating Statements of Income from Operations	11 - 12
Five-Year Comparative Balance Sheet	13
Quarterly Balance Sheet	14
Consolidating Balance Sheets	15 - 16

Lincoln Retirement
Income Statement & Operational Data	17 - 18
Account Value Roll Forward	19 - 20
Annuity Account Values	21 - 22

Life Insurance
Income Statements	23 - 24
Operational Data	25
Account Value Roll Forward	26 - 27

Investment Management
Income Statements	28 - 29
Assets Under Management Roll Forward	30 - 31

Lincoln UK
Income Statements	32 - 33
Operational Data	34

Other Operations	35

Restructuring Charges	36

Consolidated
Domestic Retail Deposits / Account Balances	37
Total Domestic Net Flows	37
Assets Managed	38
Investment Data	39
Common Stock / Debt Information	40

12/31/2005	ii
NOTES

Definitions and Presentation

"Income from Operations," "Operating Revenue," and "Return on Capital" are non-GAAP financial measures and do not replace GAAP net income (loss) and revenues. Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

* We exclude the after-tax effects of the following items from GAAP net income to arrive at income from operations:

*Realized gains and losses on investments and derivatives,
*Restructuring charges,
*Gains and losses related to reinsurance embedded derivatives/trading account securities,
*The cumulative effect of accounting changes,
*Reserve changes on business sold through reinsurance net of related deferred gain amortization,
*Gains and losses on the sale of subsidiaries and blocks of business,
*Loss on early retirement of debt, including subordinated debt

* Operating revenue represents revenue excluding the following, as applicable:
*Realized gains or losses on investments and derivatives,
*Gains and losses related to reinsurance embedded derivatives/trading account securities,
*Gains and losses on the sale of subsidiaries and blocks of business,
*Deferred gain amortization related to reserve changes on business sold through reinsurance,

* Return on capital measures the effectiveness of LNC's use of its total capital, which includes equity (excluding accumulated other comprehensive income), debt and junior subordinated debentures issued to affiliated trusts.
Return on capital is calculated by dividing income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on shareholders' equity represents the effect of leveraging on LNC's consolidated results.

Income from operations, operating revenue, and return on capital are internal measures used by LNC in the management of its operations. Management believes that these performance measures explain the results of operations of LNC's ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC's current business because the excluded items are either unpredictable and/or not related to decisions regarding the underlying businesses.

*Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of LNC’s current business. These measures include deposits, sales, net flows, first year premium, inforce, spread, and assets under management.

*On September 24, 2004, LNC completed the sale of its London-based international investment unit to its management. Certain metrics pages (2, 30A, 31A, 37A, 38A) have been presented excluding the investment assets managed by the London-based international investment unit to provide more consistent comparisons between periods.

*Certain reclassifications have been made to the prior periods presented to conform to the December 31, 2005 presentation.

Accounting Changes
*Effective January 1, 2004 LNC Implemented Statement of Position 03-1, "Accounting and reporting by Insurance Enterprises for certain nontraditional long-duration contracts and for Separate Accounts" ("the SOP"). Among other things, the SOP establishes standards for computing reserves for products with guaranteed benefits such as GMDB and for certain riders for Universal Life contracts. The effects of implementing the SOP, including any related effects on DAC from changes in estimated gross profits resulting from implementing the provisions of the SOP were recorded as a cumulative effect adjustment of $24.5 million in the first quarter of 2004.

*Effective January 1, 2003, LNC adopted the fair value recognition method of accounting for its stock option incentive plans under Statement of Financial Accounting Standards ("FAS") No. 123, "Account for Stock-based compensation" ("FAS 123"). LNC adopted the retroactive restatement method under FAS No. 148, "Accounting for Stock-based Compensation - Transition and Disclosure." As a result, LNC restated 2000, 2001, and 2002 to reflect stock-based compensation cost under the fair value method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 31, 1994. Years prior to 2000 presented in this statistical report have not been restated.

12/31/2005								PAGE 1
Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended December 31				For the Year Ended December 31
	2005	2004			2005	2004
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change
Income from Operations - By Segment
Lincoln Retirement	$117.3	$100.5	$16.8	16.7%	$471.5	$414.6	$56.9	13.7%
Life Insurance	80.2	74.0	6.2	8.4%	298.9	280.3	18.6	6.6%
Investment Management	14.6	5.2	9.3	178.1%	36.0	43.6	(7.6)	-17.4%
Lincoln UK	13.5	16.6	(3.1)	-18.7%	43.4	43.5	(0.2)	-0.5%
Corporate & Other	6.7	(6.3)	13.0	NM	1.8	(57.2)	59.0	NM
Total Income from Operations	232.3	189.9	42.3	22.3%	851.6	724.8	126.8	17.5%

Realized gains (losses) on investments and derivatives	(6.1)	4.3	(10.4)	NM	(14.5)	(37.4)	22.9	61.2%
Net gain (loss) on reinsurance
derivative/trading account securities	-	(0.8)	0.8	100.0%	3.0	(0.6)	3.7	NM
Gain on sale of subsidiaries/ businesses	-	0.4	(0.4)	-100.0%	9.3	61.9	(52.6)	-85.0%
Reserve development/ amortization of related deferred gain	0.2	0.2			0.9	0.9
Loss on early retirement of subordinated debt	-	(4.1)	4.1	100.0%	-	(4.1)	4.1	99.8%
Restructuring charges	(1.1)	(0.0)	(1.1)	NM	(19.1)	(13.9)	(5.2)	-37.4%
Cumulative effect of accounting change	-	-	-	NM	-	(24.5)	24.5	100.0%
Net Income	$225.3	$189.9	$35.4	18.6%	$831.1	$707.0	$124.0	17.5%

Earnings per share (diluted)
Income from Operations	$1.31	$1.07	$0.24	22.3%	$4.83	$4.05	$0.79	19.5%

Realized gains (losses) on investments and derivatives	(0.03)	0.02	(0.05)	NM	(0.08)	(0.21)	0.13	61.9%
Net gain (loss) on reinsurance
derivative/trading account securities	-	-	-	NM	0.02	-	0.02	NM
Gain on sale of subsidiaries/ businesses	-	-	-	NM	0.05	0.35	(0.30)	-85.7%
Reserve development/ amortization of related deferred gain	-	-	-	NM	-	-	-	NM
Loss on early retirement of subordinated debt	-	(0.02)	0.02	100.0%	-	(0.02)	0.02	NM
Restructuring charges	-	-	-	NM	(0.11)	(0.08)	(0.03)	-37.5%
Cumulative effect of accounting change	-	-	-	NM	-	(0.14)	0.14	100.0%
Net Income	$1.28	$1.07	$0.21	19.6%	$4.72	$3.95	$0.77	19.5%

Operating Revenue- By Segment
Lincoln Retirement	$573.3	$539.4	$33.9	6.3%	$2,258.0	$2,128.0	$129.9	6.1%
Life Insurance	519.6	503.7	15.8	3.1%	1,993.5	1,952.9	40.6	2.1%
Investment Management	152.7	127.7	25.0	19.6%	567.8	534.9	32.9	6.2%
Lincoln UK	62.5	89.3	(26.7)	-29.9%	318.4	342.2	(23.8)	-6.9%
Corporate & Other	89.2	81.1	8.1	10.0%	352.1	335.1	17.0	5.1%
Total Operating Revenue	1,397.4	1,341.2	56.2	4.2%	5,489.8	5,293.2	196.7	3.7%

Realized gains (losses) on investments	(9.6)	7.2	(16.7)	NM	(21.7)	(45.7)	24.0	52.6%
Gains (losses) on derivatives	0.2	(0.4)	0.7	156.0%	(0.5)	(11.6)	11.1	96.0%
Gain (loss) on reinsurance
derivative/trading account securities	0.0	(1.4)	1.5	102.5%	4.7	(1.0)	5.6	NM
Gain on sale of subsidiaries/ businesses	-	0.6	(0.6)	-100.0%	14.2	135.0	(120.8)	-89.5%
Amortization of deferred gain-reserve development	0.3	0.3	-		1.3	1.3	-	-
Total Revenue	$1,388.4	$1,347.5	$41.0	3.0%	$5,487.9	$5,371.3	$116.7	2.2%

12/31/2005								PAGE 2
Financial Highlights
Unaudited [Billions of Dollars]

Operational Data by Segment	For the Quarter Ended December 31				For the Year Ended December 31
	2005	2004			2005	2004
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Lincoln Retirement
Gross Deposits	$2.639	$2.387	$0.252	10.6%	$10.310	$9.020	$1.289	14.3%
Net Flows	0.621	0.794	(0.173)	-21.8%	2.887	2.922	(0.036)	-1.2%
Account Values (Gross)	72.462	64.788	7.673	11.8%	72.462	64.788	7.674	11.8%
Account Values (Net of Reinsurance)	70.229	62.491	7.738	12.4%	70.229	62.491	7.738	12.4%
Life Insurance Segment
First Year Premium- Retail (in millions)	$262.644	$231.160	$31.484	13.6%	$845.428	$812.565	$32.864	4.0%
First Year Premium- COLI (in millions)	13.113	20.376	(7.264)	-35.6%	70.481	73.657	(3.176)	-4.3%
First Year Premium- Total (in millions)	275.757	251.537	24.220	9.6%	915.910	886.222	29.688	3.3%
In-force	324.369	304.579	19.790	6.5%	324.369	304.579	19.790	6.5%
Account Values	15.368	14.382	0.987	6.9%	15.368	14.382	0.987	6.9%
Investment Management Segment
Retail Deposits	$3.158	$2.519	$0.639	25.4%	$14.056	$8.992	$5.064	56.3%
Retail Net Flows	1.347	1.170	0.177	15.1%	7.098	3.136	3.961	126.3%
Institutional In-flows	4.217	2.750	1.467	53.3%	14.633	11.289	3.344	29.6%
Institutional Net Flows	1.930	2.095	(0.165)	-7.9%	8.861	7.178	1.683	23.4%
Total Deposits and In-flows	7.375	5.269	2.106	40.0%	28.689	20.281	8.408	41.5%
Total Net Flows	3.277	3.265	0.011	0.3%	15.959	10.314	5.644	54.7%
Assets Under Management- Retail and Inst'l	77.093	56.029	21.064	37.6%	77.093	56.029	21.064	37.6%
Assets Under Management - Insurance-related Assets	44.483	43.980	0.503	1.1%	44.483	43.980	0.503	1.1%
Assets Under Management - Total Segment	121.576	100.009	21.567	21.6%	121.576	100.009	21.567	21.6%
Consolidated
Domestic Retail Deposits	$6.188	$5.290	$0.899	17.0%	$25.494	$19.280	$6.215	32.2%
Domestic Retail Account Balances	122.004	103.784	18.220	17.6%	122.004	103.784	18.220	17.6%
Domestic Retail Net Flows	2.348	2.527	(0.179)	-7.1%	11.207	7.335	3.871	52.8%
Domestic Deposits	10.386	8.038	2.348	29.2%	40.041	30.479	9.562	31.4%
Domestic Net Flows	4.368	4.622	(0.254)	-5.5%	20.238	14.545	5.693	39.1%
Assets Under Management	171.718	144.340	27.379	19.0%	171.718	144.340	27.379	19.0%

Operational Data (excluding Assets Managed by
Delaware's London-based International Investment Unit)

Investment Management Segment
Retail Deposits	$3.158	$2.519	$0.639	25.4%	$14.056	$8.987	$5.070	56.4%
Retail Net Flows	1.347	1.170	0.177	15.1%	7.099	3.160	3.938	124.6%
Institutional In-flows	4.217	2.750	1.467	53.3%	14.633	6.637	7.995	120.5%
Institutional Net Flows	1.930	2.095	(0.165)	-7.9%	8.861	3.884	4.977	128.1%
Total Deposits and In-flows	7.375	5.269	2.106	40.0%	28.689	15.624	13.065	83.6%
Total Net Flows	3.277	3.265	0.011	0.3%	15.960	7.045	8.915	126.6%
Assets Under Management- Retail and Inst'l	77.093	56.029	21.064	37.6%	77.093	56.029	21.064	37.6%
Assets Under Management - Insurance-related Assets	44.483	43.980	0.503	1.1%	44.483	43.980	0.503	1.1%
Assets Under Management - Total Segment	121.576	100.009	21.567	21.6%	121.576	100.009	21.567	21.6%
Consolidated
Domestic Retail Deposits	$6.188	$5.290	$0.899	17.0%	$25.494	$19.274	$6.220	32.3%
Domestic Retail Account Balances	122.004	103.784	18.220	17.6%	122.004	103.784	18.220	17.6%
Domestic Retail Net Flows	2.348	2.527	(0.179)	-7.1%	11.207	7.359	3.847	52.3%
Domestic Deposits	10.386	8.038	2.348	29.2%	40.041	25.823	14.219	55.1%
Domestic Net Flows	4.368	4.622	(0.254)	-5.5%	20.238	11.274	8.963	79.5%
Assets Under Management	171.718	144.340	27.379	19.0%	171.718	144.340	27.379	19.0%

12/31/2005								PAGE 3

Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended December 31				For the Year Ended December 31
	2005	2004			2005	2004
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Balance Sheet Assets - End of Period	$124,787.6	$116,219.3	$8,568.3	7.4%	$124,787.6	$116,219.3	$8,568.3	7.4%

Shareholders' Equity
Beg of Period (including AOCI)	$6,284.4	$5,970.8	$313.5		$6,175.6	$5,811.6	$364.0
End of Period (including AOCI)	6,384.4	6,175.6	208.8		6,384.4	6,175.6	208.8
End of Period (excluding AOCI)	5,856.6	5,244.9	611.7		5,856.6	5,244.9	611.7
Average Equity (excluding AOCI)	5,757.7	5,185.0	572.8		5,512.2	5,075.5	436.7

Return on Equity
Net Income/Average Equity (excluding AOCI)	15.7%	14.6%	1.0%		15.1%	13.9%	1.1%
Inc from Operations/Average Equity (excluding AOCI)	16.1%	14.7%	1.5%		15.4%	14.3%	1.2%

Return on Capital
Inc from Operations/Average Capital	13.5%	12.1%	1.5%		12.9%	11.7%	1.1%

Common Stock Outstanding
Average for the Period - Diluted	176.6	176.7	(0.1)	-0.1%	176.1	179.0	(2.9)	-1.6%
End of Period - Assuming Conv of Pref.	174.0	173.8	0.2	0.1%	174.0	173.8	0.2	0.1%
End of Period - Diluted	176.9	176.1	0.8	0.5%	176.9	176.1	0.8	0.5%

Book Value (including AOCI)	$36.69	$35.53	$1.16	3.3%	$36.69	$35.53	$1.16	3.3%
Book Value (excluding AOCI)	$33.66	$30.17	$3.48	11.5%	$33.66	$30.17	$3.48	11.5%

Cash Returned to Shareholders
Share Repurchase - dollar amount	$-	64.0	(64.0)		$103.6	350.2	(246.6)
Dividends Declared to Shareholders	66.6	63.8	2.8		257.7	250.1	7.6
Total Cash Returned to Shareholders	$66.6	$127.8	$(61.2)		$361.3	$600.3	$(239.0)

Share Repurchase - number of shares	-	1.379	(1.379)		2.331	7.612	(5.281)
Dividend Declared on Common Stock - per share	$0.380	$0.365	$0.015	4.1%	$1.475	$1.415	$0.060	4.2%

	For the Quarter Ended December 31				For the Year Ended December 31
	2005	2004			2005	2004
	Amount	Amount			Amount	Amount
Comprehensive Income (Loss)
Net Income	$225.3	$189.9			$831.1	$707.0
Foreign Currency Translation	(16.1)	37.4			(70.9)	45.3
Net Unrealized Gains (Losses) on Securities	(72.4)	42.8			(326.3)	29.8
Losses on Derivatives	(1.5)	(5.8)			(6.7)	(8.1)
Minimum Pension Liability Adjustment	(2.9)	(4.8)			1.0	(5.4)
Comprehensive Income	$132.3	$259.5			$428.2	$768.6

12/31/2005								PAGE 4
Financial Highlights
Unaudited [Millions of Dollars]

	For the Quarter Ended December 31				For the Year Ended December 31
	2005	2004			2005	2004
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Condensed Consolidated Statements of Income
Revenue:
Insurance Premiums and Fees	$554.0	$498.7	$55.3	11.1%	$2,070.6	$1,885.2	$185.4	9.8%
Investment Advisory Fees	79.0	56.0	23.1	41.2%	279.0	252.5	26.5	10.5%
Net Investment Income	668.1	674.1	(6.0)	-0.9%	2,702.3	2,704.1	(1.8)	-0.1%
Realized Gains (Losses) on Investments	(9.6)	7.2	(16.7)	NM	(21.7)	(45.7)	24.0	52.6%
Gains (Losses) on Derivatives	0.2	(0.4)	0.7	156.0%	(0.5)	(11.6)	11.1	96.0%
Gain (Loss) on Reinsurance
Derivative/Trading Account Securities	-	(1.4)	1.4	NM	4.7	(1.0)	5.6	NM
Gain on Sale of Subsidiaries/ Businesses	-	0.6	(0.6)	NM	14.2	135.0	(120.8)	-89.5%
Amortization of Deferred Gain on
Indemnity Reinsurance	19.2	19.4	(0.2)	-1.0%	77.0	88.3	(11.3)	-12.8%
Other Revenue	77.4	93.4	(16.0)	-17.2%	362.3	364.4	(2.1)	-0.6%
Total Revenue	1,388.4	1,347.5	41.0	3.0%	5,487.9	5,371.3	116.7	2.2%
Benefits and Expenses:
Benefits	586.5	580.9	5.6	1.0%	2,365.6	2,303.7	62.0	2.7%
Underwriting, Acquisition,
Insurance and Other Expenses	506.0	517.5	(11.4)	-2.2%	2,047.7	2,032.0	15.7	0.8%
Total Benefits and Expenses	1,092.5	1,098.4	(5.9)	-0.5%	4,413.3	4,335.6	77.7	1.8%

Income before Federal Taxes	295.9	249.1	46.8	18.8%	1,074.6	1,035.7	39.0	3.8%
Federal Income Taxes	70.6	59.2	11.4	19.2%	243.6	304.1	(60.6)	-19.9%

Income Before Cumulative Effect of
Accounting Change	225.3	189.9	35.4	18.7%	831.1	731.5	99.5	13.6%
Cumulative Effect of Accounting Change, net of tax	-	-	-	-	-	(24.5)	24.5	100.0%
Net Income	$225.3	$189.9	$35.4	18.7%	$831.1	$707.0	$124.0	17.5%

12/31/2005				PAGE 5
Financial Highlights
Unaudited [Millions of Dollars]

	As of
	December	December
	2005	2004
	Amount	Amount	Change	% Change
Condensed Consolidated Balance Sheets
Assets:
Investments:
Available for Sale Securities:
Fixed Maturities	$33,443.2	$34,700.6	$(1,257.4)	-3.6%
Equities	144.7	161.1	(16.4)	-10.2%
Trading Securities	3,246.0	3,237.4	8.7	0.3%
Mortgage Loans on Real Estate	3,662.6	3,856.9	(194.3)	-5.0%
Real Estate	182.7	191.4	(8.7)	-4.5%
Policy Loans	1,862.2	1,870.6	(8.4)	-0.4%
Other Long-Term Investments	626.9	489.3	137.6	28.1%
Total Investments	43,168.4	44,507.3	(1,338.8)	-3.0%
Deferred Acquisition Costs	4,092.2	3,445.0	647.3	18.8%
Present Value of In-Force	998.9	1,095.2	(96.3)	-8.8%
Goodwill	1,194.2	1,195.9	(1.7)	-0.1%
Other Assets	11,586.9	10,771.4	815.6	7.6%
Assets Held in Separate Accounts	63,746.8	55,204.6	8,542.2	15.5%
Total Assets	$124,787.6	$116,219.3	$8,568.3	7.4%

Liabilities and Shareholders' Equity
Liabilities:
Insurance and Investment Contract Liabilities	$47,222.8	$47,402.5	$(179.8)	-0.4%
Other Liabilities	7,433.6	7,436.6	(3.0)	0.0%
Liabilities Related to Separate Accounts	63,746.8	55,204.6	8,542.2	15.5%
Total Liabilities	118,403.2	110,043.7	8,359.5	7.6%
Shareholders' Equity:
Net Unrealized Gains on Securities
and Derivatives	503.9	836.9	(333.0)	-39.8%
Minimum Pension Liability Adjustment	(59.5)	(60.5)	1.0	1.7%
Foreign Currency Translation Adjustment	83.4	154.3	(70.9)	-46.0%
Other Shareholders' Equity	5,856.6	5,244.9	611.7	11.7%
Total Shareholders' Equity	6,384.4	6,175.6	208.8	3.4%
Total Liabilities and Shareholders' Equity	$124,787.6	$116,219.3	$8,568.3	7.4%

12/31/2005				PAGE 6
Financial Highlights
Unaudited [Millions of Dollars]

	For the Year Ended December 31
	2005	2004
	Amount	Amount	Change	% Change
Roll Forward of Deferred Acquisition Costs
Balance at beginning of period	$3,445.0	$3,147.1	$297.8	9.5%
Deferral	903.2	844.8	58.2	6.9%
Amortization	(461.1)	(490.8)	29.7	-6.1%
Included in Total Benefits and Expenses	442.1	354.1	88.0	24.9%
Adjustment related to realized (gains) losses
on available-for-sale securities	(48.5)	(45.7)	(2.8)	-6.1%
Adjustment related to unrealized (gains) losses
on available-for-sale securities	313.1	(14.8)	327.9	NM
Foreign currency translation adjustment	(59.5)	42.9	(102.4)	NM
Cumulative effect of accounting change	-	(38.7)	38.7	100.0%
Balance at end of period	$4,092.2	$3,445.0	$647.3	18.8%

Roll Forward of Present Value of In-Force
Balance at beginning of period	$1,095.2	$1,196.5	$(101.3)	-8.5%
Amortization	(67.2)	(120.3)	53.1	-44.1%
Foreign currency translation adjustment	(29.0)	19.6	(48.7)	NM
Cumulative effect of accounting change	-	(0.6)	0.6	100.0%
Balance at end of period	$998.9	$1,095.2	$(96.3)	-8.8%

Roll Forward of Deferred Front-End Load*
Balance at beginning of period	$764.1	$750.6	$13.5	1.8%
Deferral	89.1	104.6	(15.5)	-14.8%
Amortization	(85.8)	(122.8)	37.1	-30.2%
Included in Income from Operations	3.3	(18.2)	21.6	NM
Foreign currency translation adjustment	(43.9)	31.7	(75.6)	NM
Balance at end of period	$723.6	$764.1	$(40.5)	-5.3%

* Included in Insurance and Investment Contract Liabilities on the Balance Sheet

`										PAGE 7
Ten-Year Summary
Unaudited [Millions of Dollars, except Common Share Data]

For the Year Ended December 31	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

Operating Revenue
Lincoln Retirement	$2,258.0	$2,128.0	$1,985.1	$1,985.5	$2,033.1	$2,138.9	$2,128.0	$2,050.6	$1,959.5	$1,759.5
Life Insurance	1,993.5	1,952.9	1,906.1	1,881.7	1,897.5	1,836.4	1,762.6	1,379.5	541.5	527.6
Investment Management	567.8	534.9	474.0	418.5	454.9	517.6	515.0	508.7	447.5	400.6
Lincoln UK	318.4	342.2	274.5	275.4	278.2	430.6	443.6	438.6	425.2	393.3
Corporate & Other	352.1	335.1	284.2	355.0	1,815.9	1,951.9	1,951.6	1,690.6	1,402.2	1,560.0
Total Operating Revenue	5,489.8	5,293.2	4,923.9	4,916.1	6,479.6	6,875.4	6,800.7	6,068.0	4,775.9	4,641.1

Realized gains (losses) on investments
and derivatives	(23.3)	(61.3)	(19.8)	(271.5)	(114.5)	(28.3)	3.0	19.0	122.6	92.5
Net gain (loss) on reinsurance
derivative/trading account securities	5.9	3.1	4.7	-	-	-	-	-	-	-
Gain on sale of subsidiaries/ businesses	14.2	135.0	-	(8.3)	12.8	-	-	-	-	-
Mark to market adjustment on reclassification
from AFS to trading account securities	-	-	371.5	-	-	-	-	-	-	-
Amortization of deferred gain-reserve development	1.3	1.3	3.6	(0.8)	-	-	-	-	-	-
Total Revenue	$5,487.9	$5,371.3	$5,283.9	$4,635.5	$6,378.0	$6,847.1	$6,803.7	$6,087.1	$4,898.5	$4,733.6

Income from Operations
Lincoln Retirement	$471.5	$414.6	$331.9	$183.4	$316.2	$358.1	$299.4	$262.4	$223.0	$174.6
Life Insurance	298.9	280.3	264.5	269.0	275.3	256.7	212.0	149.2	39.9	41.2
Investment Management	36.0	43.6	34.5	1.8	(6.1)	25.0	61.0	43.9	18.1	18.6
Lincoln UK	43.4	43.5	43.6	34.6	58.1	59.2	(13.9)	70.9	(108.3)	66.0
Corporate & Other	1.8	(57.2)	(81.8)	(57.2)	1.0	(16.0)	(83.1)	4.0	(223.3)	(1.7)
Operating Income from Cont Oper	851.6	724.8	592.8	431.6	644.4	683.0	475.5	530.4	(50.6)	298.8
Discontinued Operations	-	-	-	-	-	-	-	-	110.1	135.3
Income from Operations	851.6	724.8	592.8	431.6	644.4	683.0	475.5	530.4	59.4	434.1

Realized gains (losses) on investments and derivatives	(14.5)	(37.4)	(12.6)	(176.4)	(73.5)	(17.5)	3.8	13.7	72.9	57.6
Net gain (loss) on reinsurance
derivative/trading account securities	3.0	(0.6)	2.7	-	-	-	-	-	-	-
Gain on sale of subsidiaries/ businesses	9.3	61.9	-	(9.4)	15.0	-	-	-	-	-
Mark to market adjustment on reclassification
from AFS to trading account securities	-	-	241.5	-	-	-	-	-	-	-
Restructuring charges	(19.1)	(13.9)	(35.0)	2.0	(24.7)	(80.2)	(18.9)	(34.3)	-	-
Loss on early retirement of subordinated debt	-	(4.1)	(3.7)	-	-	-	-	-	-	-
Reserve development/ amortization of related
deferred gain	0.9	0.9	(18.5)	(199.1)	-	-	-	-	-	-
Cumulative effect of accounting change	-	(24.5)	(255.2)	-	(15.6)	-	-
Discontinued operations included in
income from operations	-	-	-	-	-	-	-	-	(110.1)	(135.3)
Income from Continuing Operations	831.1	707.0	511.9	48.8	545.7	585.3	460.4	509.8	22.2	356.4
Discontinued Operations included
in Income from Operations	-	-	-	-	-	-	-	-	911.8	157.2
Net Income	$831.1	$707.0	$511.9	$48.8	$545.7	$585.3	$460.4	$509.8	$934.0	$513.6

OTHER DATA

Assets	$124,787.6	$116,219.3	$106,744.9	$93,184.6	$98,041.6	$99,870.6	$103,095.7	$93,836.3	$77,174.7	$71,713.4

Shareholders' Equity
Including AOCI	$6,384.4	$6,175.6	$5,811.6	$5,347.5	$5,303.8	$4,980.6	$4,263.9	$5,387.9	$4,982.9	$4,470.0
Excluding AOCI	5,856.6	5,244.9	4,942.6	4,612.9	5,130.6	4,946.6	4,699.5	4,785.5	4,500.7	3,990.6
Average Equity (excluding AOCI)	5,512.2	5,075.5	4,756.7	4,983.3	5,057.1	4,831.4	4,786.2	4,636.3	4,172.7	3,851.7

Common Shares Outstanding (millions)
End of Period - Diluted	176.9	176.1	180.7	178.5	189.3	193.2	197.0	203.4	204.7	209.5
Average for the Period - Diluted	176.1	179.0	179.4	184.6	191.5	193.0	200.4	203.3	208.0	208.0

Per Share Data (Diluted)
Net Income from Continuing Operations	$4.72	$3.95	$2.85	$0.26	$2.85	$3.03	$2.30	$2.51	$0.11	$1.71
Net Income	4.72	3.95	2.85	0.26	2.85	3.03	2.30	2.51	4.49	2.47
Income (Loss) from Continuing Operations	4.83	4.05	3.30	2.34	3.37	3.54	2.37	2.61	(0.24)	1.44
Income from Operations	4.83	4.05	3.30	2.34	3.37	3.54	2.37	2.61	0.29	2.09

Shareholders' Equity Per Share
Shareholders' Equity (Including AOCI)	$36.69	$35.53	$32.56	$30.10	$28.32	$26.05	$21.76	$26.59	$24.63	$21.50
Shareholders' Equity (Excluding AOCI)	33.66	30.17	27.69	25.97	27.39	25.88	23.98	23.62	22.25	19.19
Dividends Declared (Common Stock)	1.475	1.415	1.355	1.295	1.235	1.175	1.115	1.055	0.995	0.935

Return on Equity
Net Income/Average Equity	15.1%	13.9%	10.8%	1.0%	10.8%	12.1%	9.6%	11.0%	22.4%	13.3%
Inc from Operations/Average Equity	15.4%	14.3%	12.5%	8.7%	12.7%	14.1%	9.9%	11.4%	1.4%	11.3%

Market Value of Common Stock
High for the Year	$54.41	$50.38	$41.32	$53.65	$52.75	$56.38	$57.50	$49.44	$39.06	$28.50
Low for the Year	41.59	40.06	24.73	25.15	38.00	22.63	36.00	33.50	24.50	20.38
Close for the Year	53.03	46.68	40.37	31.58	48.57	47.31	40.00	40.91	39.06	26.25

`									PAGE 8
Quarterly Summary
Unaudited [Millions of Dollars, except Common Share Data]

	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
For the Quarter Ended	2003	2004	2004	2004	2004	2005	2005	2005	2005

Operating Revenue
Lincoln Retirement	$506.6	$528.0	$534.4	$526.2	$539.4	$538.5	$573.0	$573.1	$573.3
Life Insurance	488.2	483.4	484.8	481.1	503.7	484.2	497.3	492.4	519.6
Investment Management	133.8	135.2	139.0	133.0	127.7	130.4	138.0	146.8	152.7
Lincoln UK	78.4	76.1	81.0	95.8	89.3	74.6	78.4	102.8	62.5
Corporate & Other	63.7	56.1	105.5	92.4	81.1	73.8	95.2	93.8	89.2
Total Operating Revenue	1,270.7	1,278.8	1,344.7	1,328.5	1,341.2	1,301.5	1,382.0	1,409.0	1,397.4

Realized gains (losses) on investments and derivatives	56.0	(15.9)	(20.6)	(27.5)	6.7	(7.2)	(4.0)	(1.6)	(9.3)
Net gain (loss) on reinsurance
derivative/trading account securities	4.1	(4.2)	10.3	(5.6)	(1.4)	4.4	(5.1)	5.3	-
Gain on sale of subsidiaries/ businesses	-	-	24.1	110.3	0.6	14.2	-	-	-
Mark to market adjustment on reclassification
from AFS to trading account securities	371.5	-	-	-	-	-	-	-	-
Amortization of deferred gain-reserve development	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
Total Revenue	$1,702.6	$1,259.0	$1,358.7	$1,406.1	$1,347.5	$1,313.2	$1,373.2	$1,413.1	$1,388.4

Income from Operations
Lincoln Retirement	$94.1	$102.2	$101.8	$110.2	$100.5	$98.6	$119.4	$136.2	$117.3
Life Insurance	73.4	74.8	76.2	55.4	74.0	67.7	75.8	75.1	80.2
Investment Management	19.0	12.5	13.4	12.5	5.2	7.4	3.9	10.2	14.6
Lincoln UK	13.0	6.2	10.7	10.1	16.6	10.0	10.3	9.6	13.5
Corporate & Other	(20.8)	(20.3)	(20.7)	(9.9)	(6.3)	(11.3)	9.2	(2.9)	6.7
Income from Operations	178.7	175.3	181.4	178.2	189.9	172.5	218.6	228.2	232.3

Realized gains (losses) on investments and derivatives	36.3	(10.3)	(13.4)	(17.9)	4.3	(4.6)	(2.7)	(1.1)	(6.1)
Net gain (loss) on reinsurance
derivative/trading account securities	2.7	(2.7)	6.7	(3.7)	(0.8)	2.8	(3.3)	3.5	-
Gain on sale of subsidiaries/ businesses	-	-	15.6	45.9	0.4	9.3	-	-	-
Mark-to-market adjustment on
reclassification from AFS to trading account securities	241.5	-	-	-	-	-	-	-	-
Reserve development/ amortization of related deferred gain	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2
Restructuring charges	(9.8)	(7.5)	(3.5)	(2.9)	-	(1.3)	(15.0)	(1.8)	(1.1)
Loss on early retirement of debt	-	-	-	-	(4.1)	-	-	-	-
Income Before Cumulative Effect of
Accounting Change	449.6	155.0	187.0	199.7	189.9	178.9	197.9	228.9	225.3
Cumulative effect of accounting change, net of tax	(255.2)	(24.5)	-	-	-	-	-	-	-
Net Income	$194.3	$130.5	$187.0	$199.7	$189.9	$178.9	$197.9	$228.9	$225.3

OTHER DATA

Assets	$106,744.9	$109,869.9	$109,317.9	$110,377.1	$116,219.3	$116,352.2	$118,953.4	$122,104.6	$124,787.6

Shareholders' Equity
Beg of Period (including AOCI)	$5,586.4	$5,811.6	$6,143.5	$5,518.9	$5,970.8	$6,175.6	$6,042.9	$6,363.5	$6,284.4
End of Period (including AOCI)	5,811.6	6,143.5	5,518.9	5,970.8	6,175.6	6,042.9	6,363.5	6,284.4	6,384.4
End of Period (excluding AOCI)	4,942.6	5,004.2	5,023.6	5,109.8	5,244.9	5,365.8	5,448.3	5,663.5	5,856.6
Average Equity (excluding AOCI)	4,888.2	5,016.8	5,024.6	5,075.7	5,185.0	5,338.8	5,392.3	5,559.8	5,757.7

Common Shares Outstanding
Average for the Period - Diluted	180.4	181.2	180.3	177.7	176.7	176.6	175.4	175.8	176.6
End of Period - Diluted	180.7	181.4	178.8	177.1	176.1	176.5	174.8	176.3	176.9

Per Share Data (Diluted)
Net Income	$1.08	$0.72	$1.04	$1.12	$1.07	$1.01	$1.13	$1.30	$1.28
Income from Operations	0.99	0.97	1.00	1.00	1.07	0.98	1.25	1.30	1.31

Shareholders' Equity Per Share
Shareholders' Equity (including AOCI)	$32.56	$34.36	$31.32	$34.15	$35.53	$34.74	$36.86	$36.23	$36.69
Shareholders' Equity (excluding AOCI)	27.69	27.99	28.51	29.23	30.17	30.85	31.56	32.65	33.66
Dividends Declared (Common Stock)	0.350	0.350	0.350	0.350	0.365	0.365	0.365	0.365	0.380

Return on Equity
Net Income/Average Equity	15.9%	10.4%	14.9%	15.7%	14.6%	13.4%	14.7%	16.5%	15.7%
Inc from Operations/Average Equity	14.6%	14.0%	14.4%	14.0%	14.7%	12.9%	16.2%	16.4%	16.1%

Market Value of Common Stock
Highest Price	$41.32	$48.87	$50.38	$47.50	$48.70	$49.42	$47.77	$52.42	$54.41
Lowest Price	35.41	40.06	43.26	41.90	40.79	44.36	41.59	46.59	46.94
Closing Price	40.37	47.32	47.25	47.00	46.68	45.14	46.92	52.02	53.03

12/31/2005					PAGE 9

Consolidated Statements of Income
Unaudited [Millions of Dollars]

For the Year Ended December 31	2001	2002	2003	2004	2005
Revenue
Premiums	$1,704.0	$315.9	$281.0	$298.9	$308.4
Surrender charges	101.5	87.8	84.7	78.7	73.3
Mortality assessments	533.3	530.3	550.5	558.3	568.3
Expense assessments	880.1	792.7	782.3	949.3	1,120.6
Investment advisory fees	197.2	183.3	205.0	252.5	279.0
Amortization of deferred gain	20.4	75.2	72.3	87.0	75.7
Amortization of deferred gain-reserve development	-	(0.8)	3.6	1.3	1.3
Other revenue and fees	328.7	299.5	309.7	364.4	362.3
Net investment income	2,708.7	2,631.9	2,638.5	2,704.1	2,702.3
Earnings in unconsolidated affiliates	5.7	(0.6)	-	-	-
Realized gains (losses) on investments	(105.2)	(272.7)	(16.7)	(45.7)	(21.7)
Gains (losses) on derivatives	(9.3)	1.2	(2.5)	(11.6)	(0.5)
Net gain (loss) on reinsurance
derivative/trading account securities	-	-	4.1	(1.0)	4.7
Gain on sale of subsidiaries/ businesses	12.8	(8.3)	-	135.0	14.2
Mark-to-market adjustment on reclassification
from AFS to trading account securities	-	-	371.5	-	-
Total Revenue	6,378.0	4,635.5	5,283.9	5,371.3	5,487.9

Benefits and Expenses
Ins. benefits paid or provided:
Policy benefits	1,820.0	861.0	697.8	696.2	761.6
Div accum & div to policyholders	83.7	76.0	81.6	77.4	77.7
Interest credited to policy bal.	1,506.0	1,617.1	1,617.0	1,570.6	1,570.1
Reserve developments on reins. business sold	-	305.4	32.1	-	-
Def. sales inducements net of amortization	(12.1)	(12.6)	(14.1)	(40.6)	(43.9)
Total insurance benefits	3,397.7	2,846.9	2,414.4	2,303.7	2,365.6
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	1,045.2	836.1	904.6	1,133.1	1,287.2
Operating and administrative expenses	1,114.5	928.0	894.4	897.4	914.1
Restructuring charges	38.0	(2.2)	53.8	21.4	29.5
Taxes, licenses and fees	122.9	106.8	107.4	103.6	95.3
Foreign exchange	(1.4)	0.3	(0.0)	-	-
Subtotal	2,319.1	1,869.0	1,960.2	2,155.5	2,326.1
DAC deferral net of amortization	(334.2)	(268.0)	(321.6)	(354.1)	(442.1)
PVIF amortization	113.1	136.5	80.2	120.3	67.2
Other intangibles amortization	12.1	8.2	7.9	9.7	7.8
Total underwriting, acquisition,
insurance and other expenses	2,110.1	1,745.8	1,726.8	1,931.5	1,959.0
Goodwill amortization	43.4	-	-	-	-
Interest	121.0	96.6	89.5	94.1	88.7
Loss on early retirement of debt			5.6	6.3
Total Benefits and Expenses	5,672.1	4,689.3	4,236.3	4,335.6	4,413.3

Income (Loss) Before Federal Income Tax and
Cumulative Effect of Accounting Change	705.9	(53.8)	1,047.6	1,035.7	1,074.6

Federal income taxes	144.7	(102.6)	280.4	304.1	243.6

Income Before Cumulative Effect of
Accounting Change	561.2	48.8	767.2	731.5	831.1

Cumulative effect of accounting change	(15.6)	-	(255.2)	(24.5)	-
Net Income	$545.7	$48.8	$511.9	$707.0	$831.1

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period	$3,070.5	$2,866.8	$2,939.7	$3,147.1	$3,445.0
Deferral	701.0	612.4	639.6	844.8	903.2
Amortization	(366.8)	(344.4)	(318.0)	(490.8)	(461.1)
Included in Total Benefits and Expenses	334.2	268.0	321.6	354.1	442.1
Adjustment related to realized (gains) losses
on available-for-sale securities	112.9	115.0	(50.2)	(45.7)	(48.5)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(187.2)	(338.5)	(126.1)	(14.8)	313.1
Foreign currency translation adjustment	(16.0)	56.9	62.1	42.9	(59.5)
Disposition of business	(425.9)	-	-	-	-
Other	(21.7)	(28.4)	-	(38.7)	-
Balance at end of period	$2,866.7	$2,939.9	$3,147.1	$3,445.0	$4,092.2

Roll Forward of Present Value of In-Force

Balance at beginning of period	$1,483.3	$1,362.5	$1,250.1	$1,196.5	$1,095.2
Amortization	(113.1)	(136.5)	(80.2)	(120.3)	(67.2)
Foreign currency translation adjustment	(7.0)	24.1	26.6	19.6	(29.0)
Other	(0.7)	-	-	(0.6)	-
Balance at end of period	$1,362.5	$1,250.1	$1,196.5	$1,095.2	$998.9

Roll Forward of Deferred Front-End Load*

Balance at beginning of period	$550.6	$589.7	$656.8	$750.6	$764.1
Deferral	107.5	102.5	102.5	104.6	89.1
Amortization	(57.8)	(75.7)	(54.4)	(122.8)	(85.8)
Included in Income from Operations	49.7	26.8	48.1	(18.2)	3.3
Foreign currency translation adjustment	(10.6)	40.2	45.8	31.7	(43.9)
Balance at end of period	$589.7	$656.8	$750.6	$764.1	$723.6

* Included in Insurance and Investment Contract Liabilities on the Balance Sheet

12/31/2005									PAGE 10

Consolidated Statements of Income
Unaudited [Millions of Dollars]

For the Quarter Ended	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
	2003	2004	2004	2004	2004	2005	2005	2005	2005
Revenue
Premiums	$77.2	$75.6	$74.0	$70.6	$78.7	$70.4	$72.6	$83.1	$82.4
Surrender charges	23.0	20.2	19.2	18.2	21.1	20.1	16.6	18.7	18.0
Mortality assessments	138.1	137.9	140.1	139.8	140.4	142.3	142.1	138.8	145.1
Expense assessments	215.9	225.5	230.9	234.5	258.5	256.6	268.1	287.3	308.5
Investment advisory fees	58.3	62.7	66.4	67.4	56.0	59.4	66.9	73.6	79.0
Amortization of deferred gain	17.4	17.9	17.9	32.1	19.1	18.9	18.9	18.9	18.9
Amortization of deferred gain-reserve development	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
Other revenue and fees	81.7	61.4	112.9	96.6	93.4	74.0	93.2	117.7	77.3
Net investment income	659.2	677.5	683.1	669.4	674.1	659.8	703.6	670.8	668.1
Realized gains (losses) on investments	64.8	(12.0)	(17.8)	(23.0)	7.2	(8.7)	(0.6)	(2.7)	(9.6)
Gains (losses) on derivatives	(8.8)	(3.8)	(2.8)	(4.5)	(0.4)	1.5	(3.4)	1.2	0.2
Gain (loss) on reinsurance
derivative/trading account securities	4.1	(4.2)	10.3	(5.6)	(1.4)	4.4	(5.1)	5.3	0.0
Gain (loss) on sale of subsidiaries/ businesses	-	-	24.1	110.3	0.6	14.2	-	-	-
Mark-to-market adjustment on reclassification
from AFS to trading account securities	371.5	-	-	-	-	-	-	-	-
Total Revenue	1,702.6	1,259.0	1,358.7	1,406.1	1,347.5	1,313.2	1,373.2	1,413.1	1,388.4

Benefits and Expenses
Ins. benefits paid or provided:
Policy benefits	153.6	183.5	184.1	157.3	171.4	174.1	194.8	213.2	179.5
Div accum & div to policyholders	33.8	18.5	18.6	16.7	23.6	18.4	18.4	17.3	23.6
Interest credited to policy bal.	395.7	390.4	390.4	392.5	397.4	389.5	391.8	394.2	394.7
Def. sales inducements net of amortization	(5.6)	(9.0)	(9.8)	(10.4)	(11.5)	(9.4)	(11.7)	(11.5)	(11.3)
Total insurance benefits	577.5	583.3	583.3	556.1	580.9	572.6	593.3	613.2	586.5
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	274.4	278.9	277.7	245.1	331.3	285.0	312.2	332.8	357.2
Operating and administrative expenses	231.4	187.4	252.3	264.6	193.1	212.4	235.2	249.1	217.3
Restructuring charges	15.0	11.5	5.3	4.5	0.1	1.9	23.2	2.7	1.7
Taxes, licenses and fees	27.3	29.5	27.2	25.6	21.3	30.9	23.1	24.1	17.2
Subtotal	548.1	507.4	562.5	539.8	545.8	530.2	593.7	608.8	593.4
DAC deferral net of amortization	(107.3)	(89.9)	(93.9)	(85.4)	(84.9)	(70.7)	(92.3)	(153.8)	(125.4)
PVIF amortization	14.4	24.8	20.5	50.8	24.2	18.9	16.5	18.2	13.6
Other intangibles amortization	2.0	2.0	2.0	2.0	3.8	1.9	1.9	2.0	2.0
Total underwriting, acquisition,
insurance and other expenses	457.1	444.3	491.1	507.1	488.9	480.4	519.8	475.2	483.6
Interest	22.2	22.8	24.7	24.4	22.2	22.4	22.1	21.7	22.4
Loss on early retirement of debt	-	-	-	-	6.3	-	-	-	-
Total Benefits and Expenses	1,056.8	1,050.4	1,099.1	1,087.7	1,098.4	1,075.4	1,135.2	1,110.1	1,092.5
-
Income Before Federal Income Tax and
Cumulative Effect of Accounting Change	645.7	208.6	259.6	318.4	249.1	237.8	238.0	303.0	295.9

Federal income taxes	196.2	53.7	72.6	118.7	59.2	58.9	40.1	74.0	70.6
Income Before Cumulative Effect of
Accounting Change	449.6	155.0	187.0	199.7	189.9	178.9	197.9	228.9	225.3

Cumulative effect of accounting change	(255.2)	(24.5)	-	-	-	-	-	-	-
Net Income	$194.3	$130.5	$187.0	$199.7	$189.9	$178.9	$197.9	$228.9	$225.3

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period	$2,879.7	$3,147.1	$2,999.0	$3,521.4	$3,326.8	$3,445.0	$3,712.7	$3,554.5	$3,904.0
Deferral	197.4	198.7	201.8	206.2	238.1	204.9	215.0	229.9	253.5
Amortization	(90.1)	(108.8)	(108.0)	(120.8)	(153.2)	(134.2)	(122.7)	(76.1)	(128.1)
Included in Total Benefits and Expenses	107.3	89.9	93.9	85.4	84.9	70.7	92.3	153.8	125.4
Adjustment related to realized (gains) losses
on available-for-sale securities	(27.9)	(17.6)	(6.0)	(6.2)	(15.8)	(11.7)	(14.3)	(13.8)	(8.7)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	145.2	(201.1)	442.7	(271.2)	14.7	215.7	(204.8)	217.4	84.7
Foreign currency translation adjustment	42.8	19.9	(8.4)	(2.5)	33.8	(7.0)	(31.4)	(8.0)	(13.2)
Other	-	(39.2)	0.2	(0.2)	0.5	-	-	-	-
Balance at end of period	$3,147.1	$2,999.0	$3,521.4	$3,326.8	$3,445.0	$3,712.7	$3,554.5	$3,904.0	$4,092.2

Roll Forward of Present Value of In-Force

Balance at beginning of period	$1,192.5	$1,196.5	$1,180.0	$1,155.8	$1,103.9	$1,095.2	$1,073.1	$1,041.7	$1,019.4
Amortization	(14.4)	(24.8)	(20.5)	(50.8)	(24.2)	(18.9)	(16.5)	(18.2)	(13.6)
Foreign currency translation adjustment	18.4	8.9	(3.7)	(1.1)	15.6	(3.3)	(14.8)	(4.1)	(6.9)
Other	-	(0.6)	-	-	-	-	-	-	-
Balance at end of period	$1,196.5	$1,180.0	$1,155.8	$1,103.9	$1,095.2	$1,073.1	$1,041.7	$1,019.4	$998.9

Roll Forward of Deferred Front-End Load*

Balance at beginning of period	$717.9	$750.6	$768.5	$764.7	$744.4	$764.1	$756.2	$731.4	$721.2
Deferral	25.8	25.0	25.8	25.2	28.6	22.6	22.0	20.8	23.7
Amortization	(24.6)	(21.8)	(23.3)	(43.7)	(34.0)	(25.2)	(23.6)	(25.0)	(11.9)
Included in Income from Operations	1.2	3.1	2.4	(18.5)	(5.3)	(2.7)	(1.5)	(4.2)	11.8
Foreign currency translation adjustment	31.5	14.7	(6.2)	(1.8)	25.0	(5.2)	(23.3)	(5.9)	(9.5)
Balance at end of period	$750.5	$768.5	$764.7	$744.4	$764.1	$756.2	$731.4	$721.2	$723.6

* Included in Insurance and Investment Contract Liabilities on the Balance Sheet

12/31/2005								PAGE 11

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]

For the Quarter Ended December 31	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK

	Dec	Dec	Dec	Dec	Dec	Dec	Dec	Dec
	2005	2004	2005	2004	2005	2004	2005	2004
Operating Revenue
Premiums	$9.2	$9.9	$57.8	$53.6	$-	$-	$15.4	$14.9
Surrender charges	5.9	6.4	11.6	14.2	0.5	0.5	-	-
Mortality assessments	-	-	137.8	130.5	-	-	7.3	9.8
Expense assessments	199.6	157.1	62.3	58.0	17.6	15.5	29.1	28.3
Investment advisory fees	-	-	-	-	103.5	82.8	-	-
Other revenue and fees	(1.9)	(2.0)	8.9	8.1	17.8	16.7	(7.1)	16.0
Net investment income	360.6	368.0	241.2	239.4	13.2	12.3	17.8	20.2
Total Operating Revenue	573.3	539.4	519.6	503.7	152.7	127.7	62.5	89.3

Operating Expenses
Ins. benefits paid or provided:
Policy benefits	49.9	43.4	102.1	106.4	-	-	27.5	21.3
Div accum & div to policyholders	-	-	23.6	23.6	-	-	-	-
Interest credited to policy bal.	202.9	210.4	150.2	147.1	7.1	6.8	-	-
Def. sales inducements net of amortization	(11.3)	(11.5)	-	-	-	-	-	-
Total insurance benefits	241.6	242.2	275.9	277.2	7.1	6.8	27.5	21.3
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	162.8	156.7	109.2	99.4	15.9	11.7	0.1	1.0
Operating and administrative expenses	69.8	59.6	43.3	42.9	109.5	100.2	24.2	14.1
Taxes, licenses and fees	1.5	2.5	14.7	12.5	2.8	3.1	0.0	-
Subtotal	234.0	218.8	167.3	154.7	128.2	114.9	24.3	15.1
Net DAC (deferral) amortization	(58.0)	(49.0)	(56.1)	(54.0)	(3.9)	(3.9)	(7.4)	21.9
PVIF amortization	2.4	2.3	13.8	16.4	-	-	(2.5)	5.6
Other intangibles amortization	-	-	-	-	2.0	3.8	-	-
Total underwriting, acquisition,
insurance and other expenses	178.4	172.1	124.9	117.1	126.3	114.8	14.3	42.5
Total Operating Expenses	420.0	414.3	400.8	394.3	133.3	121.7	41.8	63.8

Income from Operations before federal taxes	153.4	125.1	118.8	109.5	19.4	6.0	20.7	25.5

Federal income taxes	36.1	24.7	38.6	35.5	4.8	0.8	7.2	8.9

Income from Operations	$117.3	$100.5	$80.2	$74.0	$14.6	$5.2	$13.5	$16.6

12/31/2005						PAGE 11A

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]

	Corporate and		Consolidating
For the Quarter Ended December 31	Other Operations		Adjustments		Consolidated *

	Dec	Dec	Dec	Dec	Dec	Dec
	2005	2004	2005	2004	2005	2004
Operating Revenue
Premiums	$-	$0.3	$-	$-	$82.4	$78.7
Surrender charges	-	-	-	-	18.0	21.1
Mortality assessments	-	-	-	-	145.1	140.4
Expense assessments	-	(0.5)	-	-	308.5	258.5
Investment advisory fees	-	-	(24.5)	(26.8)	79.0	56.0
Amortization of deferred gain	18.9	19.1	-	-	18.9	19.1
Other revenue and fees	220.7	172.4	(161.1)	(117.7)	77.3	93.4
Net investment income	36.5	34.8	(1.3)	(0.6)	668.1	674.1
Total Operating Revenue	276.1	226.2	(186.9)	(145.1)	1,397.4	1,341.2

Operating Expenses
Ins. benefits paid or provided:
Policy benefits	(0.0)	0.4	-	-	179.5	171.4
Div accum & div to policyholders	-	-	-	-	23.6	23.6
Interest credited to policy bal.	34.5	33.1	-	-	394.7	397.4
Def. sales inducements net of amortization	-	-	-	-	(11.3)	(11.5)
Total insurance benefits	34.4	33.4	-	-	586.5	580.9
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	137.8	87.7	(68.6)	(25.2)	357.2	331.3
Operating and administrative expenses	88.4	95.8	(117.3)	(119.3)	217.9	193.2
Taxes, licenses and fees	(1.7)	3.3	-	-	17.2	21.3
Subtotal	224.5	186.9	(185.9)	(144.5)	592.3	545.9
Net DAC (deferral) amortization	0.1	0.1	-	-	(125.4)	(84.9)
PVIF amortization	-	-	-	-	13.6	24.2
Other intangibles amortization	-	-	-	-	2.0	3.8
Total underwriting, acquisition,
insurance and other expenses	224.6	186.9	(185.9)	(144.5)	482.5	489.0
Interest	22.9	22.8	(1.0)	(0.6)	21.8	22.1
Foreign exchange adjustment	-	(0.0)	-	-	-	(0.0)
Total Operating Expenses	281.8	243.1	(186.9)	(145.1)	1,090.9	1,092.0

Income (Loss) from Operations before federal taxes	(5.7)	(16.9)			306.5	249.2

Federal income taxes	(12.5)	(10.6)			74.3	59.3

Income (Loss) from Operations	$6.7	$(6.3)			$232.3	$189.9

* See page 1 for a reconciliation of Income from Operations to consolidated Net Income

12/31/2005								PAGE 12

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]

					Investment
For the Year Ended December 31	Lincoln Retirement		Life Insurance		Management		Lincoln UK

	Dec	Dec	Dec	Dec	Dec	Dec	Dec	Dec
	2005	2004	2005	2004	2005	2004	2005	2004
Operating Revenue
Premiums	$45.7	$33.0	$198.7	$194.0	$-	$-	$63.3	$70.3
Surrender charges	27.4	25.0	43.6	51.8	2.3	1.9	-	-
Mortality assessments	-	-	533.6	518.7	-	-	34.8	39.5
Expense assessments	727.1	580.5	213.1	208.6	68.9	56.8	111.5	103.9
Investment advisory fees	-	-	-	-	377.8	358.3	-	-
Other revenue and fees	(6.2)	(6.3)	34.0	31.4	65.8	66.2	30.3	52.8
Net investment income	1,463.9	1,495.9	970.7	948.4	53.0	51.7	78.6	75.7
Total Operating Revenue	2,258.0	2,128.0	1,993.5	1,952.9	567.8	534.9	318.4	342.2

Operating Expenses
Ins. benefits paid or provided:
Policy benefits	223.0	189.9	422.3	404.1	-	-	116.0	100.4
Div accum & div to policyholders	-	-	77.7	77.4	-	-	-	-
Interest credited to policy bal.	819.0	836.0	590.2	579.7	27.9	26.9	-	-
Def. sales inducements net of amortization	(43.9)	(40.6)	-	-	-	-	-	-
Total insurance benefits	998.1	985.2	1,090.3	1,061.2	27.9	26.9	116.0	100.4
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	626.3	586.7	362.6	331.1	60.1	53.0	2.3	2.9
Operating and administrative expenses	259.2	231.8	176.4	168.6	430.3	392.9	98.3	81.0
Taxes, licenses and fees	10.5	14.6	53.9	49.1	10.7	17.0	0.0	-
Subtotal	895.9	833.1	592.9	548.9	501.1	462.9	100.6	83.9
Net DAC (deferral) amortization	(275.8)	(247.9)	(191.9)	(152.2)	(19.8)	(27.1)	45.1	72.8
PVIF amortization	16.6	20.0	60.6	82.2	-	-	(10.1)	18.1
Other intangibles amortization	-	-	-	-	7.8	9.7	-	-
Total underwriting, acquisition,
insurance and other expenses	636.7	605.2	461.6	478.9	489.0	445.5	135.7	174.8
Total Operating Expenses	1,634.8	1,590.5	1,551.9	1,540.0	516.9	472.5	251.7	275.2

Income from Operations before federal taxes	623.2	537.6	441.6	412.9	50.9	62.4	66.7	67.0

Federal income taxes	151.7	123.0	142.7	132.6	14.9	18.9	23.4	23.4

Income from Operations	$471.5	$414.6	$298.9	$280.3	$36.0	$43.6	$43.4	$43.5

12/31/2005						PAGE 12A

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]

	Corporate and		Consolidating
For the Year Ended December 31	Other Operations		Adjustments		Consolidated *

	Dec	Dec	Dec	Dec	Dec	Dec
	2005	2004	2005	2004	2005	2004
Operating Revenue
Premiums	$0.7	$1.6	$-	$-	$308.4	$298.9
Surrender charges	-	-	-	-	73.3	78.7
Mortality assessments	-	-	-	-	568.3	558.3
Expense assessments	-	(0.5)	-	-	1,120.6	949.3
Investment advisory fees	-	-	(98.8)	(105.8)	279.0	252.5
Amortization of deferred gain	75.7	87.0	-	-	75.7	87.0
Other revenue and fees	803.0	629.9	(564.7)	(409.6)	362.3	364.4
Net investment income	140.4	134.4	(4.2)	(1.8)	2,702.3	2,704.1
Total Operating Revenue	1,019.8	852.3	(667.7)	(517.2)	5,489.8	5,293.2

Operating Expenses
Ins. benefits paid or provided:
Policy benefits	0.3	1.9	-	-	761.6	696.2
Div accum & div to policyholders	-	-	-	-	77.7	77.4
Interest credited to policy bal.	133.0	128.0	-	-	1,570.1	1,570.6
Def. sales inducements net of amortization	-	-	-	-	(43.9)	(40.6)
Total insurance benefits	133.3	129.9	-	-	2,365.6	2,303.7
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	501.3	317.2	(265.3)	(157.8)	1,287.2	1,133.1
Operating and administrative expenses	350.5	380.9	(399.2)	(357.6)	915.5	897.5
Taxes, licenses and fees	20.1	22.8	-	-	95.3	103.6
Subtotal	872.0	720.9	(664.5)	(515.4)	2,298.0	2,134.3
Net DAC (deferral) amortization	0.4	0.4	-	-	(442.1)	(354.1)
PVIF amortization	-	-	-	-	67.2	120.3
Other intangibles amortization	-	-	-	-	7.8	9.7
Total underwriting, acquisition,
insurance and other expenses	872.4	721.3	(664.5)	(515.4)	1,930.9	1,910.2
Interest	90.5	95.9	(3.2)	(1.8)	87.3	94.0
Foreign Exchange	-	-	-	-	-	-
Total Operating Expenses	1,096.2	947.0	(667.7)	(517.2)	4,383.8	4,307.9

Income (Loss) from Operations before federal taxes	(76.4)	(94.7)	-	-	1,106.1	985.2

Federal income taxes	(78.1)	(37.4)	-	-	254.5	260.5

Income (Loss) from Operations	$1.8	$(57.2)	$-	$-	$851.6	$724.8

* See page 1 for a reconciliation of Income from Operations to consolidated Net Income

12/31/2005					PAGE 13

Five Year Comparative Balance Sheet
Unaudited [Millions of Dollars except Common Share Data]

	As of December 31,
ASSETS	2001	2002	2003	2004	2005

Investments
Corporate bonds	$23,105.1	$25,934.7	$25,868.5	$26,889.0	$25,860.7
U.S. government bonds	410.5	513.6	225.8	163.0	161.8
Foreign government bonds	1,174.7	1,110.2	1,194.6	1,285.9	1,203.3
Mortgage backed securities	3,524.7	5,015.5	5,195.6	6,090.5	5,951.2
State and municipal bonds	44.7	114.4	152.8	166.0	128.8
Preferred stocks-redeemable	85.9	79.0	132.2	106.1	137.4
Common stocks	319.3	228.0	98.4	69.8	55.9
Preferred stocks-equity	151.2	109.2	100.7	91.3	88.8
Total AFS Securities	28,816.1	33,104.7	32,968.6	34,861.7	33,587.9
Trading securities	-	-	3,120.1	3,237.4	3,246.0
Mortgage loans	4,535.5	4,205.5	4,195.0	3,856.9	3,662.6
Real estate	267.9	279.7	112.9	191.4	182.7
Policy loans	1,939.7	1,945.6	1,924.4	1,870.6	1,862.2
Other long-term investments	553.8	464.4	456.7	489.3	626.9
Total Investments	36,113.1	39,999.9	42,777.6	44,507.3	43,168.4

Invest in unconsol affiliates	8.1	-	-	-	-
Cash and invested cash	3,095.5	1,690.5	1,711.2	1,661.7	2,311.7
Premiums and fees receivable	400.1	212.9	352.1	232.9	343.2
Accrued investment income	563.5	536.7	522.7	525.1	526.4
Federal income taxes recoverable	55.5	317.7	45.9	-	-
Amounts recoverable from reinsurers	6,030.4	7,280.0	7,839.2	7,067.5	6,926.3
Deferred acquisition costs	2,866.8	2,939.7	3,147.1	3,445.0	4,092.2
Other intangible assets	68.6	73.0	79.1	106.4	143.3
Present value of in-force	1,362.5	1,250.1	1,196.5	1,095.2	998.9
Goodwill	1,211.8	1,233.2	1,234.7	1,195.9	1,194.2
Other	1,432.4	1,472.5	1,273.5	1,177.7	1,336.1
Assets held in separate accounts	44,833.4	36,178.3	46,565.2	55,204.6	63,746.8
Total Assets	$98,041.6	$93,184.6	$106,744.9	$116,219.3	$124,787.6

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Investment Contract Liabilities:
Reserves	$20,454.9	$22,639.3	$23,549.8	$23,242.1	$23,609.2
Unpaid claims	1,087.5	778.4	1,058.4	1,080.3	1,040.8
Unearned premiums	66.9	141.2	104.5	5.8	2.1
Premium deposit funds	18,585.0	20,518.8	21,769.3	22,215.1	21,713.3
Participating policyholders' funds	100.2	156.7	155.1	145.3	111.2
Other policyholders' funds	562.7	610.9	680.9	714.0	746.1
Total Ins and Inv Contr Liabilities	40,857.2	44,845.3	47,318.1	47,402.5	47,222.8

Federal income tax liabilities	-	-	-	77.6	19.8
Short-term debt	350.2	153.0	44.0	214.4	119.9
Long-term debt	861.8	1,119.2	1,117.5	1,048.6	999.0
Junior subordinated debentures issued to affiliated trusts	474.7	392.7	341.3	339.8	334.0
Embedded derivative - modco	-	-	352.3	375.3	292.2
Other liabilities	4,216.1	4,171.5	4,270.1	4,467.8	4,832.8
Deferred gain on indemnity reinsurance	1,144.5	977.1	924.8	913.0	836.0
Liability related to separate accounts	44,833.4	36,178.3	46,565.2	55,204.6	63,746.8
Total Liabilities	92,737.8	87,837.2	100,933.2	110,043.7	118,403.2

Unrealized gains	217.2	781.6	815.1	836.9	503.9
Foreign currency	(8.0)	50.8	109.0	154.3	83.4
Minimum pension liability adjustment	(36.0)	(97.8)	(55.1)	(60.5)	(59.5)
Shareholders' equity- other	5,130.6	4,612.9	4,942.6	5,244.9	5,856.6
Total Shareholders' Equity	5,303.8	5,347.5	5,811.6	6,175.6	6,384.4

Total Liabilities
and Shareholders' Equity	$98,041.6	$93,184.6	$106,744.9	$116,219.3	$124,787.6

Shareholders' Equity Per Share
Book Value, Excluding AOCI	$27.39	$25.97	$27.69	$30.17	$33.66
Common shares outstanding (in millions)	187.3	177.6	178.5	173.8	174.0

12/31/2005									PAGE 14
Quarterly Balance Sheet
Unaudited [Millions of Dollars, except Common Share Data]

	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
	2003	2004	2004	2004	2004	2005	2005	2005	2005
ASSETS

Investments
Corporate bonds	$25,868.5	$26,209.2	$25,638.1	$26,750.0	$26,889.0	$26,305.9	$26,757.7	$26,453.6	$25,860.7
U.S. government bonds	225.8	234.2	156.3	162.9	163.0	165.7	174.4	158.3	161.8
Foreign government bonds	1,194.6	1,321.0	1,223.8	1,233.8	1,285.9	1,296.7	1,248.0	1,195.0	1,203.3
Mortgage backed securities	5,195.6	5,617.0	5,524.1	5,793.4	6,090.5	6,193.8	6,503.0	6,237.1	5,951.2
State and municipal bonds	152.8	164.1	164.8	168.8	166.0	156.3	160.8	157.9	128.8
Preferred stocks - redeemable	132.2	120.9	100.7	113.9	106.1	106.5	131.2	123.0	137.4
Common stocks	98.4	97.4	92.3	86.5	69.8	65.2	64.2	62.2	55.9
Preferred stocks-equity	100.7	100.2	90.5	91.6	91.3	89.6	90.3	89.4	88.8
Total AFS Securities	32,968.6	33,864.1	32,990.5	34,400.8	34,861.7	34,379.6	35,129.6	34,476.5	33,587.9
Trading securities	3,120.1	3,191.3	3,087.9	3,223.6	3,237.4	3,206.5	3,345.1	3,287.0	3,246.0
Mortgage loans	4,195.0	3,988.5	3,865.4	3,831.3	3,856.9	3,805.7	3,750.6	3,696.2	3,662.6
Real estate	112.9	104.8	104.3	135.1	191.4	213.4	209.8	196.6	182.7
Policy loans	1,924.4	1,876.7	1,871.3	1,871.9	1,870.6	1,860.5	1,866.9	1,856.4	1,862.2
Other long-term investments	456.7	476.3	442.9	463.8	489.3	516.5	561.3	572.3	626.9
Total Investments	42,777.6	43,501.7	42,362.5	43,926.6	44,507.3	43,982.2	44,863.3	44,085.0	43,168.4

Cash and invested cash	1,711.2	2,255.5	2,213.7	1,996.0	1,661.7	1,499.1	1,658.9	1,601.9	2,311.7
Premiums and fees receivable	352.1	337.5	265.2	248.8	232.9	299.3	222.8	332.6	343.2
Accrued investment income	522.7	547.9	543.7	573.2	525.1	557.6	537.5	565.2	526.4
Federal income taxes recoverable	45.9	-	204.0	-	-	5.0	-	-	-
Amount recoverable from reinsurers	7,839.2	7,865.7	7,138.7	7,031.9	7,067.5	7,336.5	7,241.6	7,211.0	6,926.3
Deferred acquisition costs	3,147.1	2,999.0	3,521.4	3,326.8	3,445.0	3,712.7	3,554.5	3,904.0	4,092.2
Other intangible assets	79.1	85.8	93.6	98.7	106.4	113.8	124.4	134.0	143.3
Present value of in-force	1,196.5	1,180.0	1,155.8	1,103.9	1,095.2	1,073.1	1,041.7	1,019.4	998.9
Goodwill	1,234.7	1,235.2	1,235.0	1,195.0	1,195.9	1,195.7	1,194.8	1,194.6	1,194.2
Other	1,273.5	1,303.7	1,240.6	1,218.4	1,177.7	1,190.0	1,273.9	1,245.5	1,336.1
Assets held in separate accounts	46,565.2	48,557.9	49,343.7	49,657.9	55,204.6	55,387.2	57,240.0	60,811.5	63,746.8
Total Assets	$106,744.9	$109,869.9	$109,317.9	$110,377.1	$116,219.3	$116,352.2	$118,953.4	$122,104.6	$124,787.6

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
Reserves	$23,549.8	$23,704.6	$23,165.1	$23,010.1	$23,242.1	$23,498.2	$23,555.6	$23,690.2	$23,609.2
Unpaid claims	1,058.4	1,076.8	1,083.5	1,067.0	1,080.3	1,164.9	1,114.2	1,037.7	1,040.8
Unearned premiums	104.5	104.3	9.3	7.5	5.8	3.1	1.9	1.2	2.1
Premium deposit funds	21,769.3	21,827.4	22,017.0	22,218.9	22,215.1	22,026.0	22,075.8	21,932.7	21,713.3
Participating policyholders' funds	155.1	171.1	165.9	165.2	145.3	128.1	146.3	123.3	111.2
Other policyholders' funds	680.9	688.1	698.5	703.4	714.0	716.1	717.6	740.2	746.1
Total Ins and Inv Contr Liabilities	47,318.1	47,572.3	47,139.3	47,172.2	47,402.5	47,536.4	47,611.5	47,525.3	47,222.8

Federal income taxes	-	108.1	-	83.8	77.6	-	160.8	31.5	19.8
Short-term debt	44.0	38.0	30.0	-	214.4	194.0	222.5	165.1	119.9
Long-term debt	1,117.5	1,317.7	1,313.7	1,315.4	1,048.6	1,046.6	1,000.6	999.5	999.0
Junior subordinated debentures issued to
affiliated trusts	341.3	344.7	337.6	341.1	339.8	336.6	338.7	335.9	334.0
Embedded derivative - modco	352.3	440.6	252.6	365.5	375.3	313.5	420.3	314.1	292.2
Other liabilities	4,270.1	4,440.4	4,493.6	4,537.9	4,467.8	4,601.3	4,721.1	4,782.1	4,832.8
Deferred gain on indemnity reinsurance	924.8	906.6	888.4	932.4	913.0	893.7	874.5	855.2	836.0
Liab related to separate accounts	46,565.2	48,557.9	49,343.7	49,657.9	55,204.6	55,387.2	57,240.0	60,811.5	63,746.8
Total Liabilities	100,933.2	103,726.4	103,799.0	104,406.3	110,043.7	110,309.3	112,590.0	115,820.2	118,403.2

Unrealized gains on investments	793.1	1,038.0	412.0	780.1	822.9	582.9	851.2	569.0	496.6
Gains - derivatives	22.1	29.0	18.5	19.8	14.0	7.7	11.9	8.9	7.3
Foreign currency	109.0	128.9	120.8	116.9	154.3	146.5	109.4	99.6	83.4
Minimum pension liability	(55.1)	(56.6)	(56.0)	(55.8)	(60.5)	(60.0)	(57.3)	(56.6)	(59.5)
Shareholders' equity- other	4,942.6	5,004.2	5,023.6	5,109.8	5,244.9	5,365.8	5,448.3	5,663.5	5,856.6
Total Shareholders' Equity	5,811.6	6,143.5	5,518.9	5,970.8	6,175.6	6,042.9	6,363.5	6,284.4	6,384.4

Total Liabilities
and Shareholders' Equity	$106,744.9	$109,869.9	$109,317.9	$110,377.1	$116,219.3	$116,352.2	$118,953.4	$122,104.6	$124,787.6

Shareholders' Equity Per Share
Book Value, Excluding AOCI	$27.69	$27.99	$28.51	$29.23	$30.17	$30.85	$31.56	$32.65	$33.66
Common shares outstanding (in millions)	178.5	178.8	176.2	174.8	173.8	173.9	172.6	173.5	174.0

12/31/2005								PAGE 15

Consolidating Balance Sheets
Unaudited [Millions of Dollars]

					Investment
	Lincoln Retirement		Life Insurance		Management		Lincoln UK

ASSETS	Dec	Dec	Dec	Dec	Dec	Dec	Dec	Dec
	2005	2004	2005	2004	2005	2004	2005	2004
Investments
Corporate bonds	$12,688.1	$13,504.1	$9,038.9	$8,887.9	$515.9	$533.3	$646.7	$739.2
U.S. government bonds	11.3	11.9	71.0	63.8	-	-	-	-
Foreign government bonds	275.9	304.5	176.6	184.7	6.8	6.8	302.2	337.6
Asset/mortgage backed securities	3,277.3	3,332.3	1,901.1	1,739.5	91.9	99.6	-	-
State and municipal bonds	67.2	95.3	42.7	52.4	1.1	1.2	-	-
Preferred stocks-redeemable	61.2	37.6	28.4	25.7	-	-	-	-
Common stocks	-	0.2	0.0	0.2	-	-	43.0	46.4
Preferred stocks-equity	42.2	43.1	14.2	14.8	2.7	2.7	-	-
Total AFS Securities	16,423.1	17,329.1	11,273.0	10,968.9	618.4	643.7	991.9	1,123.3
Trading Securities	1,130.6	1,169.6	-	-	-	-	-	-
Mortgage loans	1,720.6	1,936.3	1,621.4	1,554.2	44.1	62.6	0.0	0.1
Real estate	-	-	-	-	-	-	0.2	0.2
Policy loans	431.7	438.7	1,426.0	1,426.0	-	-	4.4	5.9
Allocated investments	3,645.9	3,891.1	1,545.0	1,442.7	159.5	139.9	-	-
Other long-term investments	155.0	61.8	3.3	9.1	-	-	-	-
Total Investments	23,507.0	24,826.6	15,868.8	15,400.9	822.1	846.3	996.6	1,129.5

Notes receivable from LNC	423.3	107.8	56.8	130.7	76.3	44.4	-	-
Cash and invested cash	(113.3)	(73.9)	(40.7)	18.0	95.3	51.1	245.5	282.9
Premium and fees receivable	(0.0)	0.2	32.3	25.8	56.7	45.4	-	-
Accrued investment income	236.5	243.3	179.2	173.8	8.2	8.6	20.2	22.1
Amount recoverable from reinsurers	937.2	1,030.7	1,273.0	1,183.4	-	-	59.9	-
Deferred acquisition costs	1,480.5	1,040.4	1,970.0	1,691.9	154.5	120.4	486.3	590.9
Other intangible assets	129.4	85.5	-	-	13.9	20.9	-	-
Present value of in-force	76.0	92.6	665.8	726.5	-	-	257.2	276.1
Goodwill	64.1	64.1	855.1	855.1	260.8	260.8	14.3	15.9
Other	183.0	145.2	507.9	468.0	127.3	96.4	113.9	80.3
Assets held in separate accounts	48,182.0	40,990.1	2,482.7	2,131.1	5,762.5	4,897.2	7,319.6	7,186.2
Total Assets	$75,105.6	$68,552.7	$23,850.9	$22,805.0	$7,377.6	$6,391.5	$9,513.3	$9,583.9

	Corporate and		Consolidating
	Other Operations		Adjustments				Consolidated

ASSETS	Dec	Dec	Dec	Dec			Dec	Dec
	2005	2004	2005	2004			2005	2004
Investments
Corporate bonds	$2,971.1	$3,224.5	$-	$-			$25,860.7	$26,889.0
U.S. government bonds	79.5	87.4	-	-			161.8	163.0
Foreign government bonds	441.8	452.3	-	-			1,203.3	1,285.9
Asset/mortgage backed securities	680.9	919.0	-	-			5,951.2	6,090.5
State and municipal bonds	17.7	17.1	-	-			128.8	166.0
Preferred stocks-redeemable	47.9	42.8	-	-			137.4	106.1
Common stocks	13.0	22.9	-	-			55.9	69.8
Preferred stocks-equity	29.6	30.7	-	-			88.8	91.3
Total AFS Securities	4,281.4	4,796.7	-	-			33,587.9	34,861.7
Trading securities	2,115.4	2,067.8	-	-			3,246.0	3,237.4
Mortgage loans	276.5	303.6	-	-			3,662.6	3,856.9
Real estate	182.5	191.1	-	-			182.7	191.4
Policy loans	-	-	-	-			1,862.2	1,870.6
Allocated investments	(5,350.5)	(5,473.7)	-	-			-	-
Other long-term investments	468.6	418.4	-	-			626.9	489.3
Total Investments	1,974.0	2,304.0	(0.0)	(0.0)			43,168.4	44,507.3

Investments In Consolidated Subs	6,077.7	5,545.6	(6,077.7)	(5,545.6)			-	-
Notes receivable from LNC	(521.6)	(152.9)	(34.8)	(130.0)			-	-
Cash and invested cash	2,124.9	1,383.6	-	-			2,311.7	1,661.7
Premium and fees receivable	254.3	161.5	-	-			343.2	232.9
Accrued investment income	82.2	77.4	-	-			526.4	525.1
Amount recoverable from reinsurers	4,656.2	4,853.5	-	-			6,926.3	7,067.5
Deferred acquisition costs	1.0	1.4	-	-			4,092.2	3,445.0
Other intangible assets	-	-	-	-			143.3	106.4
Present value of in-force	-	-	-	-			998.9	1,095.2
Goodwill	-	-	-	-			1,194.2	1,195.9
Other	414.8	398.8	(10.9)	(11.0)			1,336.0	1,177.7
Assets held in separate accounts	-	-	-	-			63,746.8	55,204.6
Total Assets	$15,063.7	$14,572.8	$(6,123.5)	$(5,686.7)			$124,787.6	$116,219.3

12/31/2005								PAGE 16

Consolidating Balance Sheets
Unaudited [Millions of Dollars]

					Investment
	Lincoln Retirement		Life Insurance		Management		Lincoln UK

LIABILITIES and SHAREHOLDERS' EQUITY	Dec	Dec	Dec	Dec	Dec	Dec	Dec	Dec
	2005	2004	2005	2004	2005	2004	2005	2004
Liabilities
Insurance and Inv Contract Liabilities:
Reserves	$2,251.7	$2,268.9	$16,149.7	$15,411.7	$-	$-	$1,332.0	$1,491.8
Unpaid claims	29.0	38.4	129.5	158.0	-	-	44.8	51.9
Unearned premiums	-	-	-	-	-	-	-	-
Premium deposit funds	20,816.8	21,336.8	17.3	17.1	739.9	716.0	31.9	29.7
Participating policyholders' funds	-	-	111.2	145.3	-	-	-	-
Other policyholders' funds	-	-	741.1	706.1	-	-	-	-
Total Insurance and Inv Contract Liabilities	23,097.6	23,644.0	17,148.9	16,438.2	739.9	716.0	1,408.6	1,573.5

Federal income taxes	284.3	387.0	92.9	208.3	11.8	6.2	86.9	58.6
Notes payable to LNC	0.8	51.4	-	-	-	-	-	-
Embedded derivative - modco	40.5	80.5	2.8	2.5	-	-	-	-
Other liabilities	154.2	157.1	498.8	520.8	308.3	227.5	209.8	215.0
Deferred gain on indemnity reinsurance	-	-	-	-	-	-	-	-
Liability related to separate accounts	48,182.0	40,990.1	2,482.7	2,131.1	5,762.5	4,897.2	7,319.6	7,186.2
Total Liabilities	71,759.4	65,310.1	20,226.0	19,300.9	6,822.5	5,846.9	9,025.0	9,033.4

Net unrealized gains (losses) on securities	274.3	474.8	140.6	244.2	2.1	3.1	45.2	36.2
Net gains (losses) on derivatives	1.2	4.8	5.9	7.7	-	-	-	-
Foreign currency translation adjustment	-	-	-	-	-	-	65.8	136.4
Minimum pension liability adjustment	-	-	-	-	0.5	-	(53.3)	(48.6)
Other shareholders' equity	3,070.7	2,762.9	3,478.4	3,252.3	552.4	541.5	430.6	426.6
Shareholders' Equity	3,346.2	3,242.5	3,624.9	3,504.1	555.1	544.6	488.3	550.6

Total Liabilities and Shareholders' Equity	$75,105.6	$68,552.7	$23,850.9	$22,805.0	$7,377.6	$6,391.5	$9,513.3	$9,583.9

	Corporate and		Consolidating
	Other Operations		Adjustments				Consolidated

LIABILITIES and SHAREHOLDERS' EQUITY	Dec	Dec	Dec	Dec			Dec	Dec
	2005	2004	2005	2004			2005	2004

Liabilities
Insurance and Inv Contract Liabilities:
Reserves	$3,875.9	$4,069.7	$-	$-			$23,609.2	$23,242.1
Unpaid claims	837.5	832.0	-	-			1,040.8	1,080.3
Unearned premiums	2.1	5.7	-	-			2.1	5.8
Premium deposit funds	107.4	115.6	-	-			21,713.3	22,215.1
Participating policyholders' funds	-	-	-	-			111.2	145.3
Other policyholders' funds	5.0	7.9	-	-			746.1	714.0
Total Insurance and Inv Contract Liabilities	4,827.8	5,030.9	-	-			47,222.8	47,402.5

Federal income taxes	(456.2)	(583.3)	-	0.8			19.8	77.6
Short-term debt	119.9	214.4	-	-			119.9	214.4
Long-term debt	999.0	1,048.6	-	-			999.0	1,048.6
Junior subordinated debentures issued to affiliated trusts	334.0	339.8	-	-			334.0	339.8
Notes payable to LNC	33.9	78.6	(34.8)	(130.0)			-	-
Embedded derivative - modco	248.9	292.3	-	-			292.2	375.3
Other liabilities	3,672.6	3,358.4	(10.9)	(11.0)			4,832.8	4,467.8
Deferred gain on indemnity reinsurance	836.0	913.0	-	-			836.0	913.0
Liability related to separate accounts	(0.0)	-	-	-			63,746.8	55,204.6
Total Liabilities	10,615.9	10,692.7	(45.7)	(140.3)			118,403.2	110,043.7

Net unrealized gains (losses) on securities	35.8	64.4	(1.4)	-			496.6	822.9
Gains (losses) on derivatives	0.2	1.6	-	-			7.3	14.0
Foreign currency translation adjustment	10.1	10.4	7.5	7.5			83.4	154.3
Minimum pension liability adjustment	(6.7)	(11.9)	-	-			(59.5)	(60.5)
Other shareholders' equity	4,408.3	3,815.5	(6,083.9)	(5,553.9)			5,856.6	5,244.9
Shareholders' Equity	4,447.8	3,880.1	(6,077.8)	(5,546.4)			6,384.4	6,175.6

Total Liabilities and Shareholders' Equity	$15,063.7	$14,572.8	$(6,123.5)	$(5,686.7)			$124,787.6	$116,219.3

12/31/2005					PAGE 17
Lincoln Retirement
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Year Ended December 31	2001	2002	2003	2004	2005

Operating Revenue
Premiums	$77.5	$47.4	$21.9	$33.0	$45.7
Surrender charges	31.2	31.2	28.9	25.0	27.4
Expense assessments	508.6	446.2	441.9	580.5	727.1
Other revenue and fees	16.7	3.3	8.7	(6.3)	(6.2)
Net investment income	1,399.1	1,457.5	1,483.7	1,495.9	1,463.9
Total Operating Revenue	2,033.1	1,985.5	1,985.1	2,128.0	2,258.0

Operating Expenses
Benefits paid or provided:
Benefits	263.9	314.1	181.5	189.9	223.0
Interest credited to policy bal.	863.8	903.8	867.7	836.0	819.0
Def. sales inducements net of amortization	(12.1)	(12.6)	(14.1)	(40.6)	(43.9)
Total insurance benefits	1,115.7	1,205.3	1,035.1	985.2	998.1
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	386.0	385.4	386.0	586.7	626.3
Operating and administrative expenses	231.8	231.3	226.2	231.8	259.2
Taxes, licenses and fees	13.7	11.5	17.7	14.6	10.5
Subtotal	631.6	628.2	630.0	833.1	895.9
DAC deferral net of amortization	(103.4)	(73.6)	(103.0)	(247.9)	(275.8)
PVIF amortization	14.7	31.8	9.5	20.0	16.6
Total underwriting, acquisition,
insurance and other expenses	542.9	586.3	536.5	605.2	636.7
Goodwill amortization	1.2	-	-	-	-
Total Operating Expenses	1,659.8	1,791.7	1,571.6	1,590.5	1,634.8

Operating income before federal taxes	373.3	193.9	413.5	537.6	623.2

Federal income taxes	57.1	10.5	81.6	123.0	151.7

Income from Operations	$316.2	$183.4	$331.9	$414.6	$471.5

Effective tax rate	15.3%	5.4%	19.7%	22.9%	24.3%

Average capital	$1,831.4	$2,339.6	$2,400.3	$2,589.1	$2,797.1
Return on average capital	17.3%	7.8%	13.8%	16.0%	16.9%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period	$812.5	$894.3	$824.7	$854.6	$1,040.4
Deferral	227.8	229.0	223.4	421.9	455.3
Amortization	(124.4)	(155.4)	(120.4)	(174.0)	(179.5)
Included in Total Benefits and Expenses	103.4	73.6	103.0	247.9	275.8
Adjustment related to realized (gains) losses
on available-for-sale securities	68.2	73.0	(18.7)	(28.3)	(33.5)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(90.0)	(201.3)	(54.3)	8.3	197.7
Other*	0.2	(14.8)			-
Cumulative effect of accounting change				(42.3)	-
Balance at end of period	$894.3	$824.7	$854.6	$1,040.4	$1,480.5

Roll Forward of Present Value of In-Force

Balance at beginning of period	$169.2	$154.5	$122.7	$113.2	$92.6
Amortization	(14.7)	(31.8)	(9.5)	(20.0)	(16.6)
Cumulative effect of accounting change	-	-	-	(0.6)	-
Balance at end of period	$154.5	$122.7	$113.2	$92.6	$76.0

*Includes the transfer of the Legacy Life block of business to the Life Insurance segment in the first quarter of 2002.

12/31/2005									PAGE 18
Lincoln Retirement
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Quarter Ended	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
	2003	2004	2004	2004	2004	2005	2005	2005	2005
Operating Revenue
Premiums	$5.6	$6.5	$7.4	$9.2	$9.9	$10.5	$7.8	$18.1	$9.2
Surrender charges	6.2	5.9	6.0	6.7	6.4	7.4	6.9	7.3	5.9
Expense assessments	124.8	137.3	140.9	145.2	157.1	164.6	173.1	189.8	199.6
Other revenue and fees	0.5	(0.8)	(2.1)	(1.3)	(2.0)	(1.4)	(1.6)	(1.2)	(1.9)
Net investment income	369.5	379.0	382.3	366.5	368.0	357.4	386.8	359.1	360.6
Total Operating Revenue	506.6	528.0	534.4	526.2	539.4	538.5	573.0	573.1	573.3

Operating Expenses
Benefits paid or provided:
Benefits	37.1	54.1	52.0	40.5	43.4	52.4	61.5	59.2	49.9
Interest credited to policy balances	214.0	207.8	208.0	209.9	210.4	204.7	206.4	204.9	202.9
Def. sales inducements net of amortization	(5.6)	(9.0)	(9.8)	(10.4)	(11.5)	(9.4)	(11.7)	(11.5)	(11.3)
Total insurance benefits	245.5	252.8	250.2	240.0	242.2	247.8	256.2	252.5	241.6
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	119.6	141.8	146.9	141.3	156.7	149.7	153.4	160.4	162.8
Operating and administrative expenses	58.5	51.7	58.1	62.5	59.6	56.8	64.2	68.4	69.8
Taxes, licenses and fees	4.0	5.2	3.7	3.2	2.5	3.9	2.4	2.7	1.5
Subtotal	182.2	198.7	208.7	207.0	218.8	210.4	220.0	231.5	234.0
DAC deferral net of amortization	(42.0)	(60.4)	(61.2)	(77.3)	(49.0)	(49.4)	(64.1)	(104.4)	(58.0)
PVIF amortization	1.8	3.3	2.9	11.5	2.3	2.4	2.4	9.6	2.4
Total underwriting, acquisition,
insurance and other expenses	141.9	141.6	150.4	141.1	172.1	163.3	158.3	136.7	178.4
Total Operating Expenses	387.4	394.4	400.6	381.2	414.3	411.1	414.4	389.2	420.0

Operating income before federal taxes	119.2	133.6	133.8	145.0	125.1	127.4	158.6	183.9	153.4

Federal income taxes	25.1	31.4	32.1	34.9	24.7	28.8	39.2	47.7	36.1

Income from Operations	$94.1	$102.2	$101.8	$110.2	$100.5	$98.6	$119.4	$136.2	$117.3

Effective tax rate	21.1%	23.5%	24.0%	24.1%	19.7%	22.6%	24.7%	25.9%	23.5%

Average capital	$2,425.4	$2,532.6	$2,575.1	$2,560.5	$2,688.4	$2,661.3	$2,718.3	$2,840.7	$2,968.0
Return on average capital	15.5%	16.1%	15.8%	17.2%	14.9%	14.8%	17.6%	19.2%	15.8%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period	$721.7	$854.6	$748.7	$1,056.2	$984.6	$1,040.4	$1,214.0	$1,174.8	$1,380.6
Deferral	73.5	101.9	105.5	101.5	112.9	107.0	112.7	114.4	121.3
Amortization	(31.5)	(41.5)	(44.4)	(24.2)	(63.9)	(57.6)	(48.6)	(10.0)	(63.3)
Included in Total Benefits and Expenses	42.0	60.4	61.2	77.3	49.0	49.4	64.1	104.4	58.0
Adjustment related to realized (gains) losses
on available-for-sale securities	(16.7)	(10.2)	(6.0)	(1.8)	(10.3)	(10.1)	(8.4)	(8.0)	(7.0)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	107.6	(113.9)	252.4	(147.2)	17.0	134.2	(94.8)	109.5	48.9
Other	-	-
Cumulative effect of accounting change	-	(42.3)	-
Balance at end of period	$854.6	$748.7	$1,056.2	$984.6	$1,040.4	$1,214.0	$1,174.8	$1,380.6	$1,480.5

Roll Forward of Present Value of In-Force

Balance at beginning of period	$115.0	$113.2	$109.4	$106.4	$94.9	$92.6	$90.3	$87.9	$78.3
Amortization	(1.8)	(3.3)	(2.9)	(11.5)	(2.3)	(2.4)	(2.4)	(9.6)	(2.4)
Cumulative effect of accounting change	-	(0.6)	-	-	-	-	-	-	-
Balance at end of period	$113.2	$109.4	$106.4	$94.9	$92.6	$90.3	$87.9	$78.3	$76.0

12/31/2005					PAGE 19
Lincoln Retirement
Account Value Rollforward
Unaudited [Billions of Dollars]

	2001	2002	2003	2004	2005

Fixed Annuities - Balance at Beginning of Year	$16.615	$18.004	$20.087	$21.220	$21.565

Gross Deposits	3.342	3.672	3.125	3.110	2.947
Withdrawals & deaths	(2.448)	(2.637)	(2.074)	(2.227)	(2.714)
Net flows	0.894	1.035	1.051	0.884	0.234
Transfer from (to) var annuities	(0.428)	0.108	(0.817)	(1.395)	(1.548)
Interest credited	0.923	0.940	0.899	0.856	0.838
Fixed Annuities-Gross	18.004	20.087	21.220	21.565	21.089
Reinsurance Ceded	(1.514)	(2.003)	(2.353)	(2.297)	(2.233)
Fixed Annuities - Balance at End of Year*	$16.491	$18.085	$18.868	$19.268	$18.856

Variable Annuities - Balance at Beginning of Year	$39.053	$33.999	$26.550	$33.930	$40.362

Gross Deposits	2.792	2.381	2.505	5.082	6.296
Withdrawals & deaths	(3.905)	(3.394)	(3.181)	(3.797)	(4.299)
Net flows	(1.113)	(1.014)	(0.676)	1.285	1.997
Transfer from (to) fixed annuities	0.435	(0.092)	0.803	1.387	1.559
Invest inc & change in mkt value	(4.376)	(6.344)	7.253	3.760	3.683
Var Annuities - Balance at End of Year **	$33.999	$26.550	$33.930	$40.362	$47.601

Total Annuities - Balance at Beginning of Year	$55.668	$52.003	$46.637	$55.150	$61.927

Gross Deposits	6.134	6.053	5.630	8.192	9.244
Withdrawals & deaths	(6.353)	(6.032)	(5.255)	(6.023)	(7.013)
Net flows	(0.219)	0.021	0.375	2.169	2.231
Transfers	0.007	0.017	(0.014)	(0.008)	0.011
Interest credited & change in mkt value	(3.453)	(5.404)	8.152	4.616	4.521
Total Gross Annuities- Balance at End of Year	52.003	46.637	55.150	61.927	68.690
Reinsurance Ceded	(1.514)	(2.003)	(2.353)	(2.297)	(2.233)
Total Annuities (Net of Ceded) - Balance at End of Year	$50.490	$44.634	$52.797	$59.629	$66.457

Alliance Mutual Funds - Balance at Beg of Year***	$0.375	$0.639	$0.888	$1.856	$2.861

Gross Deposits	0.275	0.362	0.614	0.828	1.066
Withdrawals & deaths	0.049	0.069	0.019	(0.075)	(0.410)
Net flows	0.324	0.432	0.632	0.753	0.656
Transfers	(0.007)	(0.030)	0.007	(0.031)	(0.007)
Interest credited & change in mkt value	(0.052)	(0.153)	0.330	0.282	0.262
Total Alliance Mutual Funds - Balance at End of Year	$0.639	$0.888	$1.856	$2.861	$3.772

Total Annuities and Alliance Mutual Funds -
Balance Beginning of Year	$56.042	$52.642	$47.525	$57.006	$64.788

Gross Deposits	6.409	6.415	6.244	9.020	10.310
Withdrawals & deaths	(6.304)	(5.962)	(5.236)	(6.098)	(7.423)
Net flows	0.105	0.453	1.007	2.922	2.887
Transfers	(0.000)	(0.013)	(0.008)	(0.039)	0.004
Interest credited & change in mkt value	(3.505)	(5.558)	8.482	4.898	4.783
Total Gross Annuities and Alliance - Balance End of Year	52.642	47.525	57.006	64.788	72.462
Reinsurance Ceded	(1.514)	(2.003)	(2.353)	(2.297)	(2.233)
Total Annuities and Alliance Mutual Funds
Balance at End of Year - (net of ceded)	$51.128	$45.522	$54.653	$62.491	$70.229

Run-off Group Pension Accounts - Not Included above	3.060	2.844	2.947	2.906	2.737

Total Retirement Segment Account Values - (net of ceded)	$54.189	$48.367	$57.600	$65.397	$72.966

Var Ann Under Agreement - Included above	0.438	0.298	0.310	0.266	0.216

Incremental Deposits****:
Fixed Annuities Incremental Deposits	$3.213	$3.600	$3.067	$3.046	$2.828
Variable Annuities Incremental Deposits	1.985	2.207	2.405	4.928	6.164
Total Annuities Incremental Deposits	5.198	5.807	5.472	7.974	8.992
Total Alliance Mutual Funds Incremental Deposits	0.639	0.362	0.614	0.828	1.066
Total Annuities and Alliance Mutual Funds
Incremental Deposits	$5.837	$6.170	$6.086	$8.802	$10.058

* Includes Fixed Annuity products offered under the Alliance program and the fixed portion of variable annuities.

** Excludes the fixed portion of variable annuities.

*** Represents amounts attributable to Alliance program mutual fund net flows. Alliance program mutual fund account values are not included in the separate accounts reported on our balance sheet.

**** Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

12/31/2005										PAGE 20
Lincoln Retirement
Account Value Rollforward
Unaudited [Billions of Dollars]

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005

Fixed Annuities - Balance at Beginning of Quarter	$20.088	$20.612	$20.864	$21.132	$21.221	$21.281	$21.476	$21.633	$21.565	$21.375	$21.417	$21.319

Gross Deposits	0.776	0.778	0.778	0.792	0.817	0.779	0.783	0.732	0.740	0.793	0.718	0.696
Withdrawals & deaths	(0.524)	(0.501)	(0.492)	(0.557)	(0.571)	(0.515)	(0.554)	(0.587)	(0.778)	(0.632)	(0.629)	(0.676)
Net flows	0.253	0.277	0.286	0.235	0.246	0.264	0.228	0.145	(0.038)	0.161	0.090	0.021
Transfer from (to) var annuities	0.046	(0.250)	(0.243)	(0.369)	(0.399)	(0.280)	(0.287)	(0.429)	(0.359)	(0.329)	(0.399)	(0.460)
Interest credited	0.226	0.226	0.225	0.223	0.213	0.211	0.215	0.216	0.207	0.210	0.212	0.209
Fixed Annuities - Gross	20.612	20.864	21.132	21.221	21.281	21.476	21.633	21.565	21.375	21.417	21.319	21.089
Reinsurance Ceded	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)	(2.277)	(2.257)	(2.233)
Fixed Annuities - Balance at End of Quarter*	$18.537	$18.696	$18.868	$18.868	$18.930	$19.143	$19.317	$19.268	$19.084	$19.141	$19.062	$18.856

Variable Annuities - Balance at Beginning of Quarter	$26.550	$25.402	$29.121	$30.185	$33.930	$35.457	$36.064	$36.268	$40.362	$40.510	$42.319	$45.059

Gross Deposits	0.452	0.468	0.651	0.933	1.156	1.237	1.257	1.433	1.478	1.513	1.585	1.720
Withdrawals & deaths	(0.825)	(0.759)	(0.798)	(0.798)	(0.930)	(0.973)	(0.904)	(0.990)	(1.012)	(1.018)	(1.136)	(1.134)
Net flows	(0.373)	(0.291)	(0.147)	0.135	0.226	0.264	0.352	0.443	0.466	0.495	0.450	0.586
Transfer from (to) fixed annuities	(0.045)	0.249	0.238	0.361	0.393	0.279	0.288	0.427	0.363	0.333	0.400	0.464
Invest inc & change in mkt value	(0.730)	3.761	0.973	3.249	0.908	0.064	(0.436)	3.224	(0.681)	0.981	1.890	1.493
Variable Annuities - Balance at End of Quarter **	$25.402	$29.121	$30.185	$33.930	$35.457	$36.064	$36.268	$40.362	$40.510	$42.319	$45.059	$47.601

Total Annuities - Balance at Beginning of Quarter	$46.638	$46.014	$49.985	$51.318	$55.151	$56.738	$57.540	$57.901	$61.927	$61.885	$63.736	$66.378

Gross Deposits	1.229	1.247	1.430	1.725	1.973	2.016	2.039	2.164	2.218	2.306	2.304	2.416
Withdrawals & deaths	(1.349)	(1.261)	(1.290)	(1.355)	(1.501)	(1.487)	(1.459)	(1.576)	(1.790)	(1.650)	(1.764)	(1.809)
Net flows	(0.120)	(0.014)	0.139	0.370	0.472	0.528	0.581	0.588	0.428	0.657	0.539	0.607
Transfers	0.001	(0.001)	(0.005)	(0.008)	(0.006)	(0.001)	0.001	(0.002)	0.004	0.003	0.000	0.003
Interest credited & change in mkt value	(0.504)	3.986	1.198	3.472	1.121	0.275	(0.221)	3.440	(0.474)	1.191	2.102	1.702
Total Annuities - Gross	46.014	49.985	51.318	55.151	56.738	57.540	57.901	61.927	61.885	63.736	66.378	68.690
Reinsurance Ceded	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)	(2.277)	(2.257)	(2.233)
Total Annuities (Net of Ceded) - Bal at End of Quarter	$43.939	$47.817	$49.053	$52.798	$54.387	$55.207	$55.585	$59.630	$59.594	$61.460	$64.120	$66.457

Alliance Mutual Funds - Balance at Beginning of Quarter***	$0.888	$1.072	$1.336	$1.524	$1.856	$2.162	$2.335	$2.430	$2.861	$3.163	$3.432	$3.672

Gross Deposits	0.196	0.116	0.148	0.154	0.251	0.187	0.167	0.223	0.421	0.222	0.200	0.223
Withdrawals & deaths	0.020	(0.002)	(0.011)	0.012	(0.011)	(0.015)	(0.032)	(0.017)	(0.074)	(0.022)	(0.107)	(0.208)
Net flows	0.216	0.113	0.138	0.165	0.240	0.172	0.135	0.206	0.347	0.201	0.093	0.014
Transfers	(0.003)	(0.001)	0.006	0.004	0.007	(0.013)	(0.025)	0.000	0.002	(0.006)	(0.000)	(0.003)
Interest credited & change in mkt value	(0.029)	0.151	0.045	0.162	0.060	0.013	(0.014)	0.225	(0.048)	0.075	0.147	0.088
Total Alliance Mutual Funds - Balance at End of Quarter	$1.072	$1.336	$1.524	$1.856	$2.162	$2.335	$2.430	$2.861	$3.163	$3.432	$3.672	$3.772

Total Annuities and Alliance Mutual Funds -
Balance at Beginning of Quarter	$47.525	$47.086	$51.321	$52.842	$57.007	$58.900	$59.875	$60.331	$64.788	$65.048	$67.168	$70.050

Gross Deposits	1.424	1.363	1.578	1.879	2.223	2.203	2.207	2.387	2.639	2.529	2.504	2.639
Withdrawals & deaths	(1.329)	(1.263)	(1.301)	(1.343)	(1.512)	(1.503)	(1.490)	(1.593)	(1.863)	(1.671)	(1.871)	(2.018)
Net flows	0.095	0.099	0.277	0.536	0.712	0.701	0.716	0.794	0.776	0.857	0.633	0.621
Transfers	(0.002)	(0.002)	0.001	(0.004)	0.001	(0.014)	(0.024)	(0.002)	0.006	(0.003)	0.000	0.000
Interest credited & change in mkt value	(0.532)	4.137	1.243	3.634	1.181	0.288	(0.235)	3.665	(0.522)	1.266	2.249	1.790
Total Gross Annuities and Alliance Mutual Funds -
Balance at End of Quarter	47.086	51.321	52.842	57.007	58.900	59.875	60.331	64.788	65.048	67.168	70.050	72.462
Reinsurance Ceded	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)	(2.277)	(2.257)	(2.233)
Total Annuities and Alliance Mutual Funds
Balance at End of Quarter (net of ceded)	$45.011	$49.152	$50.577	$54.654	$56.550	$57.542	$58.016	$62.491	$62.757	$64.892	$67.793	$70.229

Run-off Group Pension Accounts - Not Included Above	2.836	2.888	2.888	2.947	2.943	2.910	2.857	2.906	2.886	2.883	2.877	2.737

Total Retirement Segment Account Values - (net of ceded)	$47.847	$52.040	$53.466	$57.601	$59.493	$60.452	$60.872	$65.397	$65.643	$67.775	$70.669	$72.966

Var Ann Under Agreement - Included above	0.283	0.301	0.296	0.310	0.301	0.283	0.261	0.266	0.244	0.232	0.226	0.216

Incremental Deposits****:
Fixed Annuities Incremental Deposits	$0.753	$0.768	$0.767	$0.779	$0.795	$0.767	$0.767	$0.718	$0.719	$0.779	$0.689	$0.642
Variable Annuities Incremental Deposits	0.433	0.444	0.628	0.899	1.120	1.194	1.212	1.402	1.443	1.476	1.558	1.687
Total Annuities Incremental Deposits	1.186	1.212	1.394	1.679	1.914	1.961	1.979	2.120	2.162	2.256	2.247	2.328
Total Alliance Mutual Funds Incremental Deposits	0.196	0.116	0.148	0.154	0.251	0.187	0.167	0.223	0.421	0.222	0.200	0.223
Total Annuities and Alliance Mutual Funds Incremental Deposits	$1.382	$1.328	$1.543	$1.833	$2.165	$2.148	$2.146	$2.342	$2.582	$2.478	$2.447	$2.551

* Includes Fixed Annuity products offered under the Alliance program and the fixed portion of variable annuities.

** Excludes the fixed portion of variable annuities.

*** Represents amounts attributable to Alliance program mutual fund net flows. Alliance program mutual fund account values are not included in the separate accounts reported on our balance sheet.

**** Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

12/31/2005					PAGE 21
Lincoln Retirement
Account Values
Unaudited [Billions of Dollars]

	2001	2002	2003	2004	2005

Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$1.712	$1.844	$1.415	$1.026	$0.681
Withdrawals	(1.604)	(1.473)	(0.934)	(1.119)	(1.456)
Net Flows	$0.108	$0.371	$0.481	$(0.093)	$(0.776)

Gross Fixed Contract Account Values		$10.475	$11.440	$11.820	$11.519
Reinsurance Ceded		(2.003)	(2.353)	(2.297)	(2.233)
Net Fixed Contract Account Values		$8.473	$9.087	$9.522	$9.286

Fixed Portion of Variable Contracts
Deposits	$1.630	$1.828	$1.710	$2.085	$2.267
Withdrawals	(0.844)	(1.164)	(1.140)	(1.108)	(1.257)
Net Flows	$0.786	$0.664	$0.570	$0.977	$1.010

Fixed Portion of Variable Contract Account Values		$9.612	$9.781	$9.746	$9.570

Variable Annuities - including fixed portion of variable contracts
Deposits	$4.422	$4.208	$4.215	$7.166	$8.563
Withdrawals	(4.748)	(4.558)	(4.320)	(4.904)	(5.556)
Net Flows	$(0.326)	$(0.350)	$(0.106)	$2.262	$3.007

Variable Contract Account Values		$36.162	$43.711	$50.108	$57.171

Average Daily Variable Annuity Account Values	$35.054	$30.026	$29.002	$36.018	$42.816

Alliance Mutual Funds Contracts
Deposits	$0.275	$0.362	$0.614	$0.828	$1.066
Withdrawals	0.049	0.069	0.019	(0.075)	(0.410)
Net Flows	$0.324	$0.432	$0.632	$0.753	$0.656

Alliance Mutual Funds Contract Account Values*	$0.639	$0.888	$1.856	$2.861	$3.772

Average Daily Alliance Mutual Funds Acct Vals*	$0.519	$0.800	$1.371	$2.304	$3.401

* Alliance program mutual fund account values are not included in the separate accounts reported on our balance sheet

Total Annuity Product Spread Information (1)

Net investment income (2) (3)	7.38%	6.98%	6.41%	6.28%	6.07%
Interest credited to policyholders	5.33%	4.87%	4.25%	3.92%	3.81%
Spread (2) (3)	2.05%	2.11%	2.16%	2.37%	2.26%

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums.  The impact of these premiums on investment income and spread was 8 bps in 2005, 20 bps in 2004, 6 bps in 2003 and 7 bps in 2002.

(3) 2004 includes income from contingent interest received, which contributed $13 million to net investment income or 6 bps to the yield and spread for the full year.

12/31/2005											PAGE 22
Lincoln Retirement
Account Values
Unaudited [Billions of Dollars]

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005

Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$0.368	$0.356	$0.344	$0.347	$0.365	$0.249	$0.220	$0.192	$0.198	$0.180	$0.145	$0.158
Withdrawals	(0.208)	(0.235)	(0.238)	(0.253)	(0.269)	(0.261)	(0.286)	(0.302)	(0.454)	(0.303)	(0.326)	(0.374)
Net Flows	$0.160	$0.121	$0.106	$0.094	$0.096	$(0.013)	$(0.066)	$(0.110)	$(0.256)	$(0.123)	$(0.182)	$(0.216)

Gross Fixed Contract Account Values	$10.759	$11.001	$11.226	$11.440	$11.649	$11.755	$11.811	$11.820	$11.684	$11.681	$11.618	$11.519
Reinsurance Ceded	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)	(2.277)	(2.257)	(2.233)
Net Fixed Contract Account Values	$8.684	$8.832	$8.962	$9.087	$9.299	$9.422	$9.495	$9.522	$9.392	$9.404	$9.360	$9.286

Fixed Portion of Variable Contracts
Deposits	$0.408	$0.422	$0.434	$0.445	$0.452	$0.530	$0.563	$0.540	$0.541	$0.613	$0.574	$0.539
Withdrawals	(0.316)	(0.266)	(0.254)	(0.304)	(0.302)	(0.253)	(0.268)	(0.284)	(0.324)	(0.329)	(0.302)	(0.302)
Net Flows	$0.093	$0.156	$0.180	$0.141	$0.151	$0.277	$0.294	$0.255	$0.218	$0.284	$0.271	$0.237

Fixed Portion of Variable Contract Account Values	$9.853	$9.864	$9.906	$9.781	$9.631	$9.721	$9.822	$9.746	$9.691	$9.736	$9.702	$9.570

Variable Annuities - including fixed portion of variable contracts
Deposits	$0.861	$0.891	$1.086	$1.378	$1.608	$1.767	$1.819	$1.972	$2.020	$2.126	$2.159	$2.258
Withdrawals	(1.141)	(1.026)	(1.052)	(1.102)	(1.232)	(1.226)	(1.172)	(1.274)	(1.336)	(1.347)	(1.438)	(1.436)
Net Flows	$(0.280)	$(0.135)	$0.034	$0.276	$0.376	$0.541	$0.647	$0.698	$0.684	$0.780	$0.721	$0.823

Variable Contract Account Values	$35.255	$38.985	$40.091	$43.711	$45.088	$45.785	$46.090	$50.108	$50.202	$52.056	$54.760	$57.171

Average Daily Variable Annuity Account Values	$25.899	$27.933	$30.016	$32.158	$35.116	$35.354	$35.334	$38.269	$40.378	$41.010	$44.099	$45.828

Alliance Mutual Fund Contracts
Deposits	$0.196	$0.116	$0.148	$0.154	$0.251	$0.187	$0.167	$0.223	$0.421	$0.222	$0.200	$0.223
Withdrawals	0.020	(0.002)	(0.011)	0.012	(0.011)	(0.015)	(0.032)	(0.017)	(0.074)	(0.022)	(0.107)	(0.208)
Net Flows	$0.216	$0.113	$0.138	$0.165	$0.240	$0.172	$0.135	$0.206	$0.347	$0.201	$0.093	$0.014

Alliance Mutual Funds Contract Account Values *	$1.072	$1.336	$1.524	$1.856	$2.162	$2.335	$2.430	$2.861	$3.163	$3.432	$3.672	$3.772

Average Alliance Mutual Funds Account Values*	$1.008	$1.262	$1.474	$1.739	$2.044	$2.211	$2.341	$2.620	$3.038	$3.270	$3.592	$3.728

* Alliance program mutual fund account values are not included in the separate accounts reported on our balance sheet

Total Annuity Product Spread Information (1)

Net investment income (2)(3)	6.61%	6.49%	6.42%	6.13%	6.43%	6.34%	6.14%	6.23%	6.05%	6.06%	6.04%	6.13%
Interest credited to policyholders	4.42%	4.29%	4.20%	4.09%	3.97%	3.93%	3.90%	3.87%	3.82%	3.81%	3.80%	3.79%
Spread (2)(3)	2.19%	2.20%	2.22%	2.04%	2.46%	2.41%	2.24%	2.36%	2.23%	2.25%	2.24%	2.34%

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are  included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 11 bps in the 4th quarter of 2005, 4 bps in the 3rd quarter of 2005, 9 bps in the 2nd quarter of 2005, 8 bps in the 1st quarter of 2005, 17 bps in the 4th quarter of 2004, 19 bps in the 3rd quarter of 2004, 38 bps in the 2nd quarter of 2004, 7 bps in the first quarter of 2004 and 3 bps in the fourth quarter of 2003.

(3) 1st quarter 2004 includes income from contingent interest received, which contributed $13 million to net investment income or 27 bps to the yield and spread.

12/31/2005					PAGE 23
Life Insurance Segment
Income Statements
Unaudited [Millions of Dollars]

For the Year Ended December 31	2001	2002	2003	2004	2005
Operating Revenue
Premiums	$212.4	$203.8	$194.9	$194.0	$198.7
Surrender charges	66.1	54.1	53.6	51.8	43.6
Mortality assessments	499.4	501.5	516.7	518.7	533.6
Expense assessments	191.4	199.5	201.8	208.6	213.1
Other revenue and fees	17.9	23.7	28.0	31.4	34.0
Net investment income	910.2	899.1	911.1	948.4	970.7
Total Operating Revenue	1,897.5	1,881.7	1,906.1	1,952.9	1,993.5

Operating Expenses
Benefits paid or provided:
Benefits	418.6	427.4	416.0	404.0	422.4
Div accum & div to policyholders	78.5	76.0	81.6	77.4	77.7
Interest credited to policy bal.	569.9	598.6	598.2	579.7	590.2
Total insurance benefits	1,067.0	1,101.9	1,095.8	1,061.2	1,090.3
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	318.4	330.2	350.1	331.1	362.6
Operating and administrative expenses	166.8	162.2	166.2	168.6	176.4
Taxes, licenses and fees	49.2	53.2	62.2	49.1	53.9
Subtotal	534.5	545.6	578.5	548.9	592.9
DAC deferral net of amortization	(229.8)	(230.7)	(235.2)	(152.2)	(191.9)
PVIF amortization	75.9	73.9	81.4	82.2	60.6
Total underwriting, acquisition,
insurance and other expenses	380.5	388.8	424.7	478.9	461.6
Goodwill amortization	23.7	-	-	-	-
Total Operating Expenses	1,471.2	1,490.8	1,520.6	1,540.0	1,551.9
					0.0
Operating income before federal taxes	426.3	390.9	385.5	412.9	441.6

Federal income taxes	151.0	121.9	120.9	132.6	142.7

Income from Operations	$275.3	$269.0	$264.5	$280.3	$298.9

Effective Tax Rate	35.4%	31.2%	31.4%	32.1%	32.3%

Average capital	$2,734.4	$2,846.3	$2,849.9	$3,036.1	$3,415.4
Return on average capital	10.1%	9.4%	9.3%	9.2%	8.8%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period	$1,079.3	$1,265.7	$1,424.5	$1,578.3	$1,691.9
Deferral	324.8	336.5	370.8	365.2	396.9
Amortization	(95.0)	(105.8)	(135.5)	(213.0)	(205.0)
Included in Total Operating Expenses	229.8	230.7	235.2	152.2	191.9
Adjustment related to realized (gains) losses
on available-for-sale securities	43.0	39.7	(31.9)	(16.1)	(14.6)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(89.0)	(130.9)	(49.5)	(25.6)	100.7
Other*	2.5	19.3	-	3.2	-
Balance at end of period	$1,265.7	$1,424.5	$1,578.3	$1,691.9	$1,970.0

Roll Forward of Present Value of In-Force

Balance at beginning of period	$1,040.5	$963.9	$890.0	$808.6	$726.5
Amortization	(75.9)	(73.9)	(81.4)	(82.2)	(60.6)
Other	(0.7)	-	-	-	-
Balance at end of period	$963.9	$890.0	$808.6	$726.5	$665.8

Roll Forward of Deferred Front-End Loads**

Balance at beginning of period	$133.0	$179.7	$228.6	$292.7	$326.6
Deferral	74.1	85.8	92.1	98.0	84.9
Amortization	(27.4)	(37.0)	(27.9)	(64.1)	(50.9)
Included in Income from Operations	46.7	48.9	64.1	33.9	33.9
Balance at end of period	$179.7	$228.6	$292.7	$326.6	$360.5

*Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002. 2004 reflects the DAC unlocking resulting from the implementation of SOP 03-1.

** Included in Insurance and Investment Contract Liabilities on the Balance Sheet.

12/31/2005									PAGE 24
Life Insurance Segment
Income Statements
Unaudited [Millions of Dollars]

For the Quarter Ended	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
	2003	2004	2004	2004	2004	2005	2005	2005	2005

Premiums	$52.2	$47.9	$48.3	$44.3	$53.6	$45.6	$47.9	$47.5	$57.8
Surrender charges	16.1	13.8	12.7	11.1	14.2	12.0	9.1	10.8	11.6
Mortality assessments	128.4	128.5	129.6	130.1	130.5	133.3	132.7	129.8	137.8
Expense assessments	55.0	49.8	51.0	49.8	58.0	48.8	50.2	51.8	62.3
Other revenue and fees	8.4	7.8	8.2	7.3	8.1	8.2	8.2	8.6	8.9
Net investment income	228.1	235.7	234.9	238.4	239.4	236.3	249.2	244.1	241.2
Total Operating Revenue	488.2	483.4	484.8	481.1	503.7	484.2	497.3	492.4	519.6

Operating Expenses
Benefits paid or provided:
Benefits	83.2	97.4	104.4	95.8	106.4	97.4	105.0	117.9	102.0
Div accum & div to policyholders	33.8	18.5	18.6	16.7	23.6	18.4	18.4	17.3	23.6
Interest credited to policy bal.	147.5	144.8	143.9	143.8	147.1	145.8	145.2	149.0	150.2
Total insurance benefits	264.5	260.7	267.0	256.3	277.2	261.6	268.6	284.3	275.8
Underwriting, acquisition,
insurance and other expenses:
Commissions and other-volume related expenses	106.9	78.0	73.0	80.7	99.4	77.2	83.5	92.6	109.2
Operating and administrative expenses	45.4	38.5	40.7	46.5	42.9	40.7	42.2	50.3	43.3
Taxes, licenses and fees	18.0	12.4	11.5	12.8	12.5	14.7	12.5	11.9	14.7
Subtotal	170.3	128.9	125.2	140.0	154.7	132.6	138.2	154.8	167.3
DAC deferral net of amortization	(74.1)	(35.0)	(37.3)	(25.9)	(54.0)	(25.2)	(34.0)	(76.6)	(56.1)
PVIF amortization	19.9	18.5	17.5	29.8	16.4	15.5	12.5	18.9	13.8
Total underwriting, acquisition,
insurance and other expenses	116.1	112.4	105.4	144.0	117.1	122.9	116.7	97.1	124.9
Total Operating Expenses	380.6	373.1	372.4	400.3	394.3	384.5	385.3	381.3	400.8

Operating income before federal taxes	107.6	110.3	112.4	80.7	109.5	99.7	112.0	111.1	118.8
-		-	-	-	-	-	-	-	-
Federal income taxes	34.3	35.5	36.2	25.4	35.5	32.0	36.2	36.0	38.6
-		-	-	-	-	-	-	-	-
Income from Operations	$73.4	$74.8	$76.2	$55.4	$74.0	$67.7	$75.8	$75.1	$80.2

Effective Tax Rate	31.8%	32.2%	32.2%	31.4%	32.4%	32.1%	32.3%	32.4%	32.5%

Average capital	$2,893.7	$2,927.4	$2,993.5	$3,086.4	$3,137.0	$3,300.3	$3,417.8	$3,432.9	$3,510.7
Return on average capital	10.1%	10.2%	10.2%	7.2%	9.4%	8.2%	8.9%	8.8%	9.1%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period	$1,483.4	$1,578.3	$1,534.8	$1,734.8	$1,646.4	$1,691.9	$1,786.7	$1,714.8	$1,884.1
Deferral	112.1	83.7	81.1	90.8	109.7	85.0	91.1	102.0	118.9
Amortization	(38.0)	(48.7)	(43.8)	(64.9)	(55.7)	(59.8)	(57.0)	(25.3)	(62.8)
Included in Total Operating Expenses	74.1	35.0	37.3	25.9	54.0	25.2	34.0	76.6	56.1
Adjustment related to realized (gains) losses
on available-for-sale securities	(11.0)	(3.8)	(2.4)	(4.8)	(5.0)	(2.0)	(5.9)	(5.4)	(1.3)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	31.9	(77.6)	165.0	(109.3)	(3.7)	71.6	(100.1)	98.1	31.1
Other*	-	3.0	0.2	(0.1)	0.2	-	-	-	-
Balance at end of period	$1,578.3	$1,534.8	$1,734.8	$1,646.4	$1,691.9	$1,786.7	$1,714.8	$1,884.1	$1,970.0

Roll Forward of Present Value of In-Force

Balance at beginning of period	$828.5	$808.6	$790.1	$772.6	$742.8	$726.5	$710.9	$698.5	$679.6
Amortization	(19.9)	(18.5)	(17.5)	(29.8)	(16.4)	(15.5)	(12.5)	(18.9)	(13.8)
Balance at end of period	$808.6	$790.1	$772.6	$742.8	$726.5	$710.9	$698.5	$679.6	$665.8

Roll Forward of Deferred Front-End Loads**

Balance at beginning of period	$283.1	$292.7	$301.5	$312.2	$316.4	$326.6	$327.9	$331.5	$355.4
Deferral	23.6	22.8	24.1	23.8	27.3	21.1	20.9	19.9	23.0
Amortization	(14.0)	(14.0)	(13.4)	(19.6)	(17.1)	(19.7)	(17.3)	4.0	(17.9)
Included in Income from Operations	9.6	8.9	10.7	4.2	10.2	1.4	3.6	23.9	5.1
Balance at end of period	$292.7	$301.5	$312.2	$316.4	$326.6	$327.9	$331.5	$355.4	$360.5

*First quarter of 2004 reflects the DAC unlocking resulting from the implementation of SOP 03-1.

** Included in Insurance and Investment Contract Liabilities on the Balance Sheet

12/31/2005												PAGE 25
Life Insurance Segment
Operational Data
Unaudited [Millions of Dollars]

For the Year Ended December 31								2001	2002	2003	2004	2005
First Year Premiums by Product (Millions)
Universal Life
Excluding MoneyGuard								$ 184.7	$ 356.9	$ 417.0	$ 401.1	$ 438.4
MoneyGuard								107.9	138.4	224.7	244.5	226.0
Total								292.7	495.3	641.6	645.6	664.4
Variable Universal Life								228.6	134.5	79.4	84.8	106.6
Whole Life								26.3	30.3	34.4	41.2	40.7
Term								30.8	32.3	40.2	41.0	33.8
Total Retail								578.4	692.3	795.7	812.6	845.4
Corporate Owned Life Insurance (COLI)								47.3	88.1	125.6	73.7	70.5
Total								$ 625.6	$ 780.4	$ 921.3	$ 886.2	$ 915.9

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors								$ 196.1	$ 201.7	$ 223.5	$ 209.3	$ 183.1
Lincoln Financial Distributors								413.0	556.3	631.9	623.7	676.2
Other*								16.6	22.4	65.8	53.2	56.6
Total by Distribution								$ 625.6	$ 780.4	$ 921.3	$ 886.2	$ 915.9

Life Insurance In-Force (Billions)
Universal Life & Other								$ 121.168	$ 126.016	$ 129.623	$ 132.120	$136.519
Term Insurance								113.226	127.880	151.717	172.459	187.850
Total Life Segment In-Force								$ 234.394	$ 253.896	$ 281.340	$ 304.579	$324.369

For the Quarter Ended	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005
First Year Premiums by Product (Millions)

Universal Life
Excluding MoneyGuard	$84.5	$93.8	$114.2	$124.5	$95.7	$100.7	$90.1	$114.5	$87.1	$104.1	$102.9	$144.4
MoneyGuard	46.3	48.9	58.2	71.4	56.2	61.1	60.7	66.6	49.4	53.4	60.7	62.5
Total	130.8	142.7	172.3	195.9	151.9	161.8	150.8	181.1	136.4	157.4	163.6	206.9
Variable Universal Life	24.4	14.1	16.6	24.4	22.5	17.7	17.2	27.5	25.9	23.8	23.4	33.4
Whole Life	6.5	7.1	8.5	12.3	10.8	7.6	9.7	13.1	7.8	8.3	10.2	14.4
Term	9.1	9.6	10.5	10.9	10.5	10.6	10.4	9.4	9.2	8.6	8.0	8.0
Total Retail	170.7	173.5	208.0	243.5	195.6	197.8	188.1	231.2	179.3	198.1	205.3	262.6
Corporate Owned Life Insurance (COLI)	10.6	61.8	23.7	29.6	14.2	9.9	29.2	20.4	24.8	10.2	22.3	13.1
Total	$181.3	$235.3	$231.7	$273.1	$209.8	$207.6	$217.3	$251.5	$204.1	$208.4	$227.6	$275.8

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	$42.1	$46.8	$66.2	$68.5	$47.7	$47.2	$48.2	$66.1	$43.1	$44.3	$45.6	$50.1
Lincoln Financial Distributors	131.7	148.3	156.8	195.2	151.4	152.9	152.0	167.4	149.7	153.5	173.0	200.0
Other*	7.5	40.2	8.7	9.4	10.6	7.5	17.1	18.0	11.3	10.6	9.0	25.7
Total by Distribution	$181.3	$235.3	$231.7	$273.1	$209.8	$207.6	$217.3	$251.5	$204.1	$208.4	$227.6	$275.8

Insurance In-Force (Billions)
Universal Life & Other	$126.414	$127.276	$127.855	$129.623	$129.669	$130.294	$130.989	$132.120	$132.436	$133.347	$134.483	$136.519
Term Insurance	133.251	139.191	145.480	151.717	157.338	162.953	167.979	172.459	176.541	180.659	184.334	187.850
Total Segment In-Force	$259.666	$266.467	$273.335	$281.340	$287.007	$293.247	$298.967	$304.579	$308.976	$314.005	$318.817	$324.369

*Other consists of distribution arrangements with third-party intermediaries.

12/31/2005					PAGE 26
Life Insurance Segment
Life Insurance Account Value Rollforward
Unaudited [Billions of Dollars]

	2001	2002	2003	2004	2005
Universal Life-Bal Beg-of-Year	$6.976	$7.508	$8.211	$9.030	$9.648
Deposits	1.043	1.332	1.532	1.433	1.432
Withdrawals & deaths	(0.319)	(0.426)	(0.437)	(0.474)	(0.422)
Net flows	0.724	0.906	1.095	0.959	1.010
Policyholder assessments	(0.598)	(0.648)	(0.702)	(0.753)	(0.804)
Interest credited	0.405	0.428	0.427	0.413	0.418
Acq of new business/transfers between segments	-	0.018	-	-	-
Universal Life-Bal End of Year (1)	$7.508	$8.211	$9.030	$9.648	$10.271

Variable Universal Life-Bal Beg-of-Year	$1.808	$1.746	$1.690	$2.195	$2.520
Deposits	0.584	0.504	0.448	0.560	0.535
Withdrawals & deaths	(0.251)	(0.193)	(0.208)	(0.315)	(0.242)
Net flows	0.332	0.311	0.240	0.245	0.294
Policyholder assessments	(0.170)	(0.186)	(0.191)	(0.194)	(0.202)
Invest inc & chg in mkt value	(0.225)	(0.313)	0.457	0.273	0.249
Acq of new business/transfers between segments	-	0.132	-	-	-
Variable Universal Life -Bal end of year	$1.746	$1.690	$2.195	$2.520	$2.861

Interest Sensitive Whole Life - Bal Beg-of-Year	$2.062	$2.123	$2.186	$2.195	$2.214
Deposits	0.307	0.301	0.279	0.250	0.272
Withdrawals & deaths	(0.200)	(0.199)	(0.236)	(0.207)	(0.220)
Net flows	0.107	0.103	0.043	0.043	0.052
Policyholder assessments	(0.164)	(0.167)	(0.159)	(0.149)	(0.176)
Interest credited	0.118	0.127	0.125	0.126	0.146
Int Sensitive Whole Life-Bal End -of -Year	$2.123	$2.186	$2.195	$2.214	$2.236

Total Segment- Life Insurance Account Values
Bal Beg-of-Year	$10.847	$11.377	$12.086	$13.420	$14.382
Deposits	1.934	2.138	2.259	2.243	2.240
Withdrawals & deaths	(0.771)	(0.818)	(0.881)	(0.996)	(0.884)
Net flows	1.163	1.320	1.377	1.247	1.356
Policyholder assessments	(0.931)	(1.002)	(1.053)	(1.096)	(1.182)
Invest inc & change in market value	0.299	0.241	1.009	0.812	0.813
Acq of new business/transfers between segments	-	0.150	-	-	-
Total Segment -Bal end of year	$11.377	$12.086	$13.420	$14.382	$15.368

Life Product Spread Information (2)

Interest Sensitive Products
Net investment income (3)(4)	7.63%	7.30%	6.97%	6.67%	6.32%
Interest credited to policyholders	5.86%	5.77%	5.36%	4.85%	4.69%
Spread (3)(4)	1.77%	1.53%	1.61%	1.81%	1.63%

Traditional Products
Net investment income (3)(4)	7.49%	7.42%	6.99%	6.90%	6.43%

(1) Includes fixed investment option of VUL products.

(2) Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets. As of year ends 2001, 2002, 2003, 2004 and 2005, interest sensitive products represented 86%, 87%, 88%, 88%,and 89%, respectively, of total interest sensitive and traditional non-par earning assets.

(3) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums.  The impact of these premiums on investment income and spread for interest sensitive products was 7 bps in 2005, 20 bps in 2004, 3 bps in 2003, 4 bps in 2002, and 6 bps in 2001. The impact for traditional products was 6 bps in 2005, 18 bps in 2004, 6 bpsin 2003, 5 bps in 2002, and 13 bps in 2001.

(4) 2004 includes income from contingent interest received, which contributed $6.5 million to net investment income or 6 bps to the yield and spread on Interest Sensitive Products and $2.4 million to net investment income or 17 bps to the yield and spread on Traditional Products.

12/31/2005											PAGE 27
Life Insurance Segment
Life Insurance Account Value Roll Forward
Unaudited [Billions of Dollars]

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005
Universal Life-Bal Beg-of-Quarter	$8.211	$8.359	$8.542	$8.782	$9.030	$9.175	$9.308	$9.444	$9.648	$9.764	$9.902	$10.053
Deposits	0.316	0.350	0.426	0.440	0.342	0.345	0.333	0.413	0.321	0.333	0.349	0.429
Withdrawals & deaths	(0.107)	(0.101)	(0.117)	(0.113)	(0.117)	(0.128)	(0.112)	(0.117)	(0.115)	(0.101)	(0.103)	(0.105)
Net flows	0.210	0.249	0.309	0.327	0.225	0.217	0.221	0.296	0.207	0.233	0.246	0.324
Policyholder assessments	(0.168)	(0.171)	(0.178)	(0.185)	(0.183)	(0.187)	(0.188)	(0.196)	(0.194)	(0.198)	(0.200)	(0.213)
Interest credited	0.106	0.106	0.108	0.106	0.103	0.102	0.103	0.105	0.103	0.103	0.105	0.107
Universal Life-Bal End-of-Quarter (1)	$8.359	$8.542	$8.782	$9.030	$9.175	$9.308	$9.444	$9.648	$9.764	$9.902	$10.053	$10.271

Variable Universal Life-Bal Beg of Quarter	$1.690	$1.689	$1.930	$1.991	$2.195	$2.249	$2.277	$2.275	$2.520	$2.500	$2.587	$2.734
Deposits	0.118	0.114	0.093	0.123	0.106	0.108	0.156	0.192	0.130	0.131	0.138	0.136
Withdrawals & deaths	(0.036)	(0.050)	(0.048)	(0.074)	(0.073)	(0.042)	(0.089)	(0.111)	(0.069)	(0.062)	(0.065)	(0.045)
Net flows	0.082	0.064	0.045	0.049	0.032	0.066	0.067	0.081	0.061	0.068	0.073	0.091
Policyholder assessments	(0.049)	(0.048)	(0.046)	(0.049)	(0.048)	(0.048)	(0.048)	(0.050)	(0.049)	(0.049)	(0.050)	(0.054)
Invest inc & chg in mkt value	(0.034)	0.225	0.062	0.204	0.070	0.011	(0.021)	0.214	(0.031)	0.067	0.125	0.089
Variable Universal Life -Bal End-of-Quarter	$1.689	$1.930	$1.991	$2.195	$2.249	$2.277	$2.275	$2.520	$2.500	$2.587	$2.734	$2.861

Interest Sensitive Whole Life - Bal Beg-of-Quarter	$2.186	$2.185	$2.191	$2.185	$2.195	$2.182	$2.185	$2.193	$2.214	$2.201	$2.202	$2.213
Deposits	0.051	0.062	0.067	0.098	0.054	0.055	0.059	0.082	0.061	0.062	0.066	0.083
Withdrawals & deaths	(0.046)	(0.050)	(0.066)	(0.073)	(0.063)	(0.047)	(0.047)	(0.050)	(0.068)	(0.055)	(0.048)	(0.048)
Net flows	0.005	0.012	0.001	0.026	(0.009)	0.008	0.012	0.032	(0.007)	0.007	0.018	0.035
Policyholder assessments	(0.036)	(0.038)	(0.039)	(0.047)	(0.036)	(0.036)	(0.036)	(0.041)	(0.045)	(0.043)	(0.043)	(0.045)
Interest credited	0.030	0.032	0.032	0.031	0.032	0.031	0.032	0.030	0.039	0.037	0.036	0.034
Int Sensitive Whole Life-Bal End-of-Quarter	$2.185	$2.191	$2.185	$2.195	$2.182	$2.185	$2.193	$2.214	$2.201	$2.202	$2.213	$2.236

Total Segment- Life Insurance Account Values
Bal Beg-of-Quarter	$12.086	$12.233	$12.663	$12.958	$13.420	$13.606	$13.770	$13.912	$14.382	$14.466	$14.691	$15.001
Deposits	0.486	0.526	0.586	0.661	0.501	0.507	0.548	0.686	0.512	0.527	0.553	0.648
Withdrawals & deaths	(0.190)	(0.202)	(0.231)	(0.259)	(0.254)	(0.217)	(0.248)	(0.278)	(0.252)	(0.218)	(0.216)	(0.198)
Net flows	0.296	0.324	0.355	0.402	0.248	0.291	0.300	0.408	0.260	0.309	0.337	0.450
Policyholder assessments	(0.252)	(0.257)	(0.262)	(0.280)	(0.267)	(0.271)	(0.272)	(0.287)	(0.287)	(0.290)	(0.293)	(0.312)
Invest inc & change in market value	0.103	0.363	0.202	0.341	0.205	0.145	0.114	0.348	0.111	0.206	0.266	0.230
Total Segment -Bal End-of-Quarter	$12.233	$12.663	$12.958	$13.420	$13.606	$13.770	$13.912	$14.382	$14.466	$14.691	$15.001	$15.368

Life Product Spread Information (2)

Interest Sensitive Products
Net investment income (3)(4)	7.21%	7.09%	6.90%	6.73%	6.84%	6.70%	6.62%	6.50%	6.32%	6.35%	6.35%	6.26%
Interest credited to policyholders	5.56%	5.43%	5.37%	5.12%	4.97%	4.89%	4.79%	4.80%	4.75%	4.65%	4.70%	4.66%
Spread (3)(4)	1.65%	1.65%	1.53%	1.61%	1.87%	1.81%	1.83%	1.69%	1.57%	1.71%	1.65%	1.60%

Traditional Products
Net investment income (3)(4)	7.16%	7.13%	6.99%	6.72%	7.33%	6.61%	6.97%	6.60%	6.43%	6.50%	6.40%	6.36%

(1) Includes fixed investment option of VUL products.

(2) Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets. As of December 31, 2005, interest sensitive products represented 89% of total interest sensitive and traditional non-par earning assets.

(3) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 11 bps in the 4th quarter of 2005, 4 bps in the 3rd quarter of 2005, 12 bps in the 2nd quarter of 2005, 0 bps in the 1st quarter of 2005, 13 bps in the 4th quarter of 2004, 29 bps in the 3rd quarter of 2004, 32 bps in the 2nd quarter of 2004, 7 bps in the 1st quarter of 2004, and 1bp in the 4th quarter of 2003. There was an impact on traditional products of 0 bps in the 4th quarter of 2005, 6 bps in the 3rd quarter of 2005, 12 bps in the 2nd quarter of 2005, 5 bps in the 1st quarter of 2005, 7 bps in the 4th quarter of 2004, 59 bps in the 3rd quarter of 2004, 5 bps in the 2nd quarter of 2004, 0 bps in the 1st quarter of 2004, and 10 bps during the 4th quarter of 2003.

(4) First quarter 2004 includes income from contingent interest received, which contributed $6.5 million to net investment income or 25 bps to the yield and spread on Interest Sensitive Products and $2.4 million to net investment income or 72 bps to the yield and spread on Traditional Products.

12/31/2005					PAGE 28
Investment Management
Income Statements
Unaudited [Millions of Dollars]

For the Year Ended December 31	2001	2002	2003	2004	2005

Operating Revenue
Investment advisory fees - External	$197.2	$183.3	$205.0	$252.5	$279.0
Investment advisory fees - Insurance-related assets	105.0	97.7	101.2	105.8	98.8
Other revenue and fees	51.7	46.5	72.8	66.2	65.8
Surrender charges	2.2	2.4	2.3	1.9	2.3
Expense assessments	45.3	38.1	42.8	56.8	68.9
Net investment income	53.6	50.5	49.9	51.7	53.0
Operating Revenue	454.9	418.5	474.0	534.9	567.8

Operating Expenses
Interest credited to policy bal.	38.7	31.3	26.4	26.9	27.9
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	31.6	35.5	42.2	53.0	60.1
Operating and administrative expenses	344.6	335.5	368.7	392.9	430.3
DAC deferral net of amortization	(4.7)	(9.2)	(22.8)	(27.1)	(19.8)
Taxes, licenses and fees	16.8	13.0	10.3	17.0	10.7
Subtotal	388.2	374.9	398.4	435.8	481.2
Other intangibles amortization	10.8	8.2	7.9	9.7	7.8
Total underwriting, acquisition,
insurance and other expenses	399.0	383.2	406.3	445.5	489.0
Goodwill amortization	16.2	-	-	-	-
Total Operating Expenses	454.0	414.4	432.7	472.5	516.9

Operating income before federal taxes	0.9	4.1	41.3	62.4	50.9

Federal income taxes	7.0	2.2	6.8	18.9	14.9

Income (Loss) from Operations	$(6.1)	$1.8	$34.5	$43.6	$36.0

Effective tax rate	NM	54.8%	16.5%	30.2%	29.3%

Average capital (securities at cost)	$557.0	$581.2	$602.4	$610.9	$544.9
Return on average capital	(1.1%)	0.3%	5.7%	7.1%	6.6%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period	$81.1	$85.6	$90.8	$91.8	$120.4
Deferral	35.6	42.0	42.0	51.4	48.2
Amortization	(30.8)	(32.9)	(19.2)	(24.3)	(28.3)
Included in Total Benefits and Expenses	4.7	9.2	22.8	27.1	19.8
Adjustment related to realized (gains) losses
on available-for-sale securities	1.6	2.3	0.5	(1.3)	(0.4)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(1.8)	(6.3)	(22.2)	2.7	14.6
Balance at end of period	$85.6	$90.8	$91.8	$120.4	$154.5

Certain reclassifications have been made to present financial information for the Investment Management segment's 401(k) Director product on a basis consistent with the reporting for similar products in the Lincoln Retirement and Life Insurance segments.

12/31/2005									PAGE 29
Investment Management
Income Statements
Unaudited [Millions of Dollars]

For the Quarter Ended	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
	2003	2004	2004	2004	2004	2005	2005	2005	2005
Operating Revenue
Investment advisory fees - External	$58.3	$62.7	$66.4	$67.4	$56.0	$59.4	$66.9	$73.6	$79.0
Investment advisory fees - Insurance-related assets	26.2	26.5	26.1	26.4	26.8	24.8	24.6	24.9	24.5
Other revenue and fees	23.7	19.1	16.7	13.7	16.7	16.0	14.9	17.1	17.8
Surrender charges	0.7	0.5	0.5	0.4	0.5	0.7	0.5	0.6	0.5
Expense assessments	12.4	14.1	14.7	12.5	15.5	16.6	16.8	17.9	17.6
Net investment income	12.5	12.2	14.6	12.7	12.3	12.9	14.2	12.7	13.2
Operating Revenue	133.8	135.2	139.0	133.0	127.7	130.4	138.0	146.8	152.7

Operating Expenses
Interest credited to policy bal.	6.6	6.6	6.7	6.9	6.8	6.8	7.0	7.0	7.1
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	12.0	14.0	14.4	12.9	11.7	14.8	13.0	16.4	15.9
Operating and administrative expenses	99.1	96.1	98.5	98.1	100.2	96.4	111.5	112.8	109.5
DAC deferral net of amortization	(4.4)	(5.6)	(8.1)	(9.5)	(3.9)	(3.3)	(2.7)	(9.9)	(3.9)
Taxes, licenses and fees	2.1	3.9	5.5	4.6	3.1	3.0	2.3	2.7	2.8
Subtotal	108.7	108.5	110.3	106.0	111.0	110.9	124.1	122.0	124.2
Other intangibles amortization	2.0	2.0	2.0	2.0	3.8	1.9	1.9	2.0	2.0
Total underwriting, acquisition,
insurance and other expenses	110.7	110.4	112.3	108.0	114.8	112.8	126.0	124.0	126.2
Total Operating Expenses	117.3	117.0	118.9	114.8	121.7	119.6	133.0	131.0	133.3

Operating income before federal taxes	16.4	18.2	20.1	18.2	6.0	10.7	5.0	15.7	19.4

Federal income taxes	(2.6)	5.6	6.7	5.7	0.8	3.3	1.2	5.6	4.8

Income from Operations	$19.0	$12.5	$13.4	$12.5	$5.2	$7.4	$3.9	$10.2	$14.6

Effective tax rate	NM	31.1%	33.4%	31.3%	13.6%	31.2%	23.1%	35.4%	24.9%

Average capital (securities at cost)	$623.0	$634.2	$634.8	$627.2	$547.3	$548.0	$542.5	$540.1	$549.0
Return on average capital	12.2%	7.9%	8.4%	8.0%	3.8%	5.4%	2.8%	7.5%	10.6%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period	$81.9	$91.8	$84.2	$120.1	$115.3	$120.4	$133.8	$126.7	$146.2
Deferral	10.2	11.7	13.4	12.5	13.8	12.2	10.6	12.8	12.6
Amortization	(5.8)	(6.1)	(5.3)	(3.0)	(10.0)	(8.9)	(7.8)	(2.9)	(8.6)
Included in Total Benefits and Expenses	4.4	5.6	8.1	9.5	3.9	3.3	2.7	9.9	3.9
Adjustment related to realized (gains) losses
on available-for-sale securities	(0.2)	(3.6)	2.4	0.4	(0.5)	0.4	(0.0)	(0.4)	(0.4)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	5.7	(9.6)	25.4	(14.8)	1.7	9.8	(9.9)	9.9	4.8
Balance at end of period	$91.8	$84.2	$120.1	$115.3	$120.4	$133.8	$126.7	$146.2	$154.5

Certain reclassifications have been made to present financial information for the Investment Management segment's 401(k) Director product on a basis consistent with the reporting for similar products in the Lincoln Retirement and Life Insurance segments.

12/31/2005					PAGE 30
Investment Management
Assets Under Management Rollforward
Unaudited [Billions of Dollars]

	2001	2002	2003	2004	2005

Retail Fixed - Bal Beg-of-Period	$6.605	$7.118	$7.631	$8.186	$8.257

Fund Sales	0.876	1.218	1.792	1.882	2.483
Redemptions	(1.051)	(1.182)	(1.442)	(1.520)	(1.476)
Net Money Market	(0.046)	(0.050)	(0.028)	(0.113)	(0.060)
Transfers	0.405	0.206	(0.168)	(0.212)	(0.082)
Net Flows	0.184	0.192	0.154	0.037	0.865
Market	0.330	0.321	0.401	0.290	0.079
Transfer of Assets Under Administration(1)	-	-	-	(0.256)	(0.001)
Balance end of period	$7.118	$7.631	$8.186	$8.257	$9.199

Retail Equity - Bal Beg-of-Period	$21.525	$17.990	$14.917	$20.887	$26.130

Fund Sales	2.817	4.477	3.791	7.110	11.573
Redemptions	(2.838)	(3.690)	(2.830)	(4.054)	(5.138)
Transfers	(0.538)	(0.173)	0.156	0.042	(0.203)
Net Flows	(0.560)	0.614	1.117	3.099	6.233
Market	(2.975)	(3.688)	4.854	3.256	3.114
Sale of subsidiary/Transfer of Assets Under
Administration (1) (2)	-	-	-	(1.112)	(0.003)
Balance at end of period	$17.990	$14.917	$20.887	$26.130	$35.474

Total Retail - Bal Beg-of-Period	$28.130	$25.108	$22.547	$29.073	$34.387

Retail Sales-Annuities	1.701	2.751	2.151	2.757	2.957
Retail Sales-Mutual Funds	1.523	1.829	2.315	3.235	4.860
Retail Sales-Managed Acct. & Other	0.469	1.115	1.116	2.999	6.239
Total Retail Sales	3.693	5.695	5.583	8.992	14.056
Redemptions	(3.889)	(4.873)	(4.272)	(5.574)	(6.613)
Net Money Market	(0.046)	(0.050)	(0.028)	(0.113)	(0.060)
Transfers	(0.133)	0.033	(0.012)	(0.170)	(0.285)
Net Flows	(0.375)	0.806	1.271	3.136	7.098
Market	(2.646)	(3.366)	5.255	3.546	3.193
Sale of subsidiary/Transfer of Assets Under
Administration (1) (2)	-	-	-	(1.368)	(0.004)
Balance at end of period(1) (2)	$25.108	$22.547	$29.073	$34.387	$44.673

Institutional Fixed - Bal Beg-of-Period	$6.111	$5.489	$7.237	$8.399	$9.960

Inflows	0.643	2.281	1.937	5.134	4.277
Withdrawals/Terminations	(1.229)	(1.146)	(1.226)	(0.593)	(1.300)
Transfers	0.017	0.004	0.005	0.009	0.000
Net Flows (2)	(0.569)	1.139	0.716	4.549	2.977
Market	(0.053)	0.608	0.447	0.135	0.104
Sale of Subsidiary (2)	-	-	-	(3.124)	-
Balance at end of period (2)	$5.489	$7.237	$8.399	$9.960	$13.042

Institutional Equity - Bal Beg-of-Period	$19.114	$17.815	$16.711	$25.322	$11.682

Inflows	3.183	2.913	3.922	6.155	10.356
Withdrawals/Terminations	(2.879)	(1.991)	(2.178)	(3.583)	(4.520)
Transfers	0.035	0.045	0.018	0.057	0.048
Net Flows	0.338	0.967	1.762	2.629	5.884
Market	(1.637)	(2.071)	6.849	2.394	1.813
Sale of Subsidiary (2)	-	-	-	(18.664)	-
Balance at end of period	$17.815	$16.711	$25.322	$11.682	$19.379

Total Institutional - Bal Beg-of-Period	$25.225	$23.305	$23.948	$33.722	$21.643

Inflows	3.826	5.194	5.859	11.289	14.633
Withdrawals/Terminations	(4.109)	(3.137)	(3.404)	(4.176)	(5.820)
Transfers	0.052	0.050	0.023	0.066	0.048
Net Flows	(0.231)	2.106	2.478	7.178	8.861
Market	(1.690)	(1.463)	7.296	2.530	1.917
Sale of Subsidiary (2)	-	-	-	(21.787)	-
Balance at end of period	$23.305	$23.948	$33.722	$21.643	$32.420

Total Retail/Institutional - At end of period	$48.412	$46.495	$62.794	$56.029	$77.093

Insurance-related Assets - At end of period	$38.119	$41.104	$43.024	$43.980	$44.483

Total Retail/Inst - Net Flows	$(0.606)	$2.912	$3.749	$10.314	$15.959

Total Assets Under Management
At end of period	$86.531	$87.599	$105.818	$100.009	$121.576

Subadvised Assets, included in Assets Under Management above
Retail	$3.330	$2.460	$3.750	$10.740	$17.162
Institutional	0.030	0.020	0.030	3.740	4.782
Total Subadvised Assets	$3.360	$2.480	$3.780	$14.480	$21.945

(1) Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively.

(2) In the third quarter of 2004, the Investment Management segment sold its London-based international investment unit. Assets under management transferred as a result of the sale were $22.1 billion. See page 30A for assets under management without the London-based international investment unit. In addition, the London-based international investment unit began subadvising certain retail and institutional assets in the third quarter of 2004.

12/31/2005					PAGE 30A
Investment Management (excluding Assets Managed by
Delaware's London-based International Investment Unit)
Assets Under Management Rollforward
Unaudited [Billions of Dollars]

	2001	2002	2003	2004	2005

Retail Fixed - Bal Beg-of-Period	$6.604	$7.118	$7.631	$8.186	$8.257

Fund Sales	0.876	1.218	1.792	1.882	2.483
Redemptions	(1.051)	(1.182)	(1.442)	(1.520)	(1.476)
Net Money Market	(0.046)	(0.050)	(0.028)	(0.113)	(0.060)
Transfers	0.405	0.206	(0.168)	(0.212)	(0.082)
Net Flows	0.184	0.192	0.154	0.037	0.865
Market	0.330	0.321	0.401	0.290	0.079
Transfer of Assets Under Administration (1)	-	-	-	(0.256)	(0.001)
Balance end of period	$7.118	$7.631	$8.186	$8.257	$9.199

Retail Equity - Bal Beg-of-Period	$21.525	$17.990	$14.624	$20.564	$26.130

Fund Sales	2.817	4.182	3.780	7.105	11.573
Redemptions	(2.838)	(3.684)	(2.765)	(4.024)	(5.138)
Transfers	(0.538)	(0.173)	0.156	0.042	(0.203)
Net Flows	(0.560)	0.325	1.171	3.123	6.233
Market	(2.975)	(3.691)	4.769	3.236	3.114
Transfer of Assets Under Administration (1)	-	-	-	(0.793)	(0.003)
Balance at end of period	$17.990	$14.624	$20.564	$26.130	$35.474

Total Retail - Bal Beg-of-Period	$28.129	$25.108	$22.255	$28.750	$34.387

Retail Sales-Annuities	1.701	2.456	2.140	2.752	2.957
Retail Sales-Mutual Funds	1.523	1.829	2.315	3.235	4.860
Retail Sales-Managed Acct. & Other	0.469	1.115	1.116	2.999	6.239
Total Retail Sales	3.693	5.399	5.572	8.987	14.056
Redemptions	(3.889)	(4.867)	(4.207)	(5.544)	(6.613)
Net Money Market	(0.046)	(0.050)	(0.028)	(0.113)	(0.060)
Transfers	(0.133)	0.033	(0.012)	(0.170)	(0.285)
Net Flows	(0.375)	0.517	1.325	3.160	7.098
Market	(2.646)	(3.370)	5.171	3.526	3.193
Transfer of Assets Under Administration (1)	-	-	-	(1.049)	(0.004)
Balance at end of period	$25.108	$22.255	$28.750	$34.387	$44.673

Institutional Fixed - Bal Beg-of-Period	$3.590	$3.377	$5.147	$5.981	$9.960

Inflows	0.388	2.177	1.540	4.356	4.277
Withdrawals/Terminations	(0.586)	(0.541)	(0.635)	(0.452)	(1.300)
Transfers	0.017	0.004	(0.126)	0.009	0.000
Net Flows	(0.181)	1.640	0.779	3.913	2.977
Market	(0.032)	0.130	0.055	0.067	0.104
Balance at end of period	$3.377	$5.147	$5.981	$9.960	$13.042

Institutional Equity - Bal Beg-of-Period	$9.664	$8.185	$7.201	$10.318	$11.682

Inflows	1.555	1.532	1.780	2.281	10.356
Withdrawals/Terminations	(2.334)	(1.333)	(1.161)	(2.428)	(4.520)
Transfers	0.035	0.045	0.034	0.118	0.048
Net Flows	(0.744)	0.245	0.653	(0.029)	5.884
Market	(0.735)	(1.229)	2.463	1.393	1.813
Balance at end of period	$8.185	$7.201	$10.318	$11.682	$19.379

Total Institutional - Bal Beg-of-Period	$13.255	$11.562	$12.348	$16.299	$21.643

Inflows	1.943	3.709	3.320	6.637	14.633
Withdrawals/Terminations	(2.920)	(1.874)	(1.796)	(2.880)	(5.820)
Transfers	0.052	0.050	(0.092)	0.127	0.048
Net Flows	(0.925)	1.885	1.433	3.884	8.861
Market	(0.767)	(1.099)	2.518	1.459	1.917
Balance at end of period	$11.562	$12.348	$16.299	$21.643	$32.420

Total Retail/Institutional - At end of period	$36.670	$34.603	$45.049	$56.029	$77.093

Insurance-related Assets - At end of period	$38.119	$41.104	$43.024	$43.980	$44.483

Total Retail/Inst - Net Flows	$(1.301)	$2.402	$2.757	$7.045	$15.959

Total Assets Under Management
At end of period	$74.789	$75.707	$88.072	$100.009	$121.576

Subadvised Assets, included in Assets Under Management above
Retail	$3.330	$2.460	$3.750	$10.740	$17.162
Institutional	0.030	0.020	0.030	3.740	4.782
Total Subadvised Assets	$3.360	$2.480	$3.780	$14.480	$21.945

(1) Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively.

(2) This page presents the assets under management roll-forward without the Investment Management segment's London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of $22.1 billion.

12/31/2005												PAGE 31
Investment Management
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005

Retail Fixed - Bal-Beg-of-Qtr	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257	$8.501	$8.823	$9.061

Fund Sales	0.424	0.469	0.443	0.456	0.513	0.452	0.425	0.493	0.608	0.612	0.602	0.661
Redemptions	(0.327)	(0.318)	(0.435)	(0.361)	(0.418)	(0.462)	(0.341)	(0.299)	(0.373)	(0.325)	(0.346)	(0.432)
Net Money Market	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)	(0.026)	(0.015)	(0.010)	(0.010)
Transfers	0.062	(0.055)	(0.086)	(0.088)	(0.035)	(0.019)	(0.119)	(0.040)	0.104	(0.107)	0.023	(0.102)
Net Flows	0.159	0.090	(0.087)	(0.008)	0.024	(0.017)	(0.104)	0.134	0.314	0.166	0.268	0.117
Market	0.117	0.193	(0.020)	0.111	0.103	(0.144)	0.207	0.125	(0.068)	0.156	(0.030)	0.021
Transfer of Assets Under Administration(1)							(0.194)	(0.062)	(0.001)	-	-	-
Balance at End-of-Qtr	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257	$8.501	$8.823	$9.061	$9.199

Retail Equity - Bal-Beg-of-Qtr	$14.917	$14.286	$16.906	$17.961	$20.887	$22.546	$23.223	$22.620	$26.130	$26.970	$29.898	$33.449

Fund Sales	0.717	0.813	1.051	1.210	1.938	1.666	1.480	2.026	2.773	3.421	2.882	2.497
Redemptions	(0.803)	(0.612)	(0.706)	(0.710)	(0.992)	(1.028)	(1.081)	(0.953)	(1.325)	(1.305)	(1.198)	(1.310)
Transfers	(0.059)	0.011	0.112	0.092	(0.002)	(0.004)	0.085	(0.037)	(0.183)	0.049	(0.111)	0.042
Net Flows	(0.145)	0.213	0.457	0.592	0.944	0.634	0.485	1.036	1.265	2.166	1.573	1.229
Market	(0.486)	2.408	0.598	2.334	0.715	0.044	(0.188)	2.685	(0.423)	0.763	1.979	0.796
Sale of Subsidiary/Transfer of Assets
Under Administration (1) (2)	-	-	-	-	-	-	(0.901)	(0.211)	(0.003)	-	-	-
Balance at End-of-Qtr	$14.286	$16.906	$17.961	$20.887	$22.546	$23.223	$22.620	$26.130	$26.970	$29.898	$33.449	$35.474

Total Retail - Bal-Beg-of-Qtr	$22.547	$22.193	$25.096	$26.044	$29.073	$30.859	$31.375	$30.680	$34.387	$35.471	$38.720	$42.509

Retail Sales-Annuities	0.488	0.528	0.573	0.562	0.753	0.668	0.600	0.737	0.735	0.655	0.752	0.815
Retail Sales-Mutual Funds	0.450	0.558	0.644	0.663	0.905	0.729	0.680	0.922	1.336	1.255	1.159	1.110
Retail Sales-Managed Acct. & Other	0.202	0.196	0.277	0.441	0.793	0.721	0.625	0.860	1.310	2.123	1.573	1.232
Total Retail Sales	1.141	1.282	1.494	1.666	2.451	2.117	1.905	2.519	3.381	4.034	3.484	3.158
Redemptions	(1.130)	(0.930)	(1.141)	(1.071)	(1.409)	(1.491)	(1.422)	(1.252)	(1.697)	(1.630)	(1.545)	(1.741)
Net Money Market	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)	(0.026)	(0.015)	(0.010)	(0.010)
Transfers	0.003	(0.044)	0.025	0.004	(0.037)	(0.022)	(0.034)	(0.077)	(0.079)	(0.058)	(0.089)	(0.060)
Net Flows	0.014	0.302	0.370	0.584	0.969	0.617	0.381	1.170	1.579	2.331	1.841	1.347
Market	(0.369)	2.601	0.578	2.444	0.818	(0.101)	0.019	2.810	(0.491)	0.919	1.948	0.817
Sale of Subsidiary/Transfer of Assets
Under Administration (1) (2)	-	-	-	-	-	-	(1.095)	(0.273)	(0.004)	-	-	-
Balance at End-of-Qtr	$22.193	$25.096	$26.044	$29.073	$30.859	$31.375	$30.680	$34.387	$35.471	$38.720	$42.509	$44.673

Institutional Fixed - Bal-Beg-of-Qtr	$7.237	$7.605	$7.753	$8.077	$8.399	$9.028	$9.906	$7.906	$9.960	$11.002	$11.769	$12.219

Inflows	0.592	0.126	0.556	0.663	0.806	1.281	0.947	2.100	1.211	1.289	0.840	0.937
Withdrawals/Terminations	(0.308)	(0.188)	(0.226)	(0.503)	(0.218)	(0.135)	(0.163)	(0.077)	(0.130)	(0.742)	(0.296)	(0.132)
Transfers	0.002	0.003	(0.000)	(0.000)	0.005	0.002	0.001	0.001	0.000	0.001	0.001	(0.001)
Net Flows	0.286	(0.059)	0.330	0.160	0.593	1.148	0.784	2.024	1.082	0.548	0.545	0.803
Market	0.083	0.207	(0.006)	0.163	0.036	(0.271)	0.339	0.031	(0.040)	0.219	(0.095)	0.019
Sale of Subsidiary (2)	-	-	-	-	-	-	(3.124)	-	-	-	-	-
Balance at End-of-Qtr	$7.605	$7.753	$8.077	$8.399	$9.028	$9.906	$7.906	$9.960	$11.002	$11.769	$12.219	$13.042

Institutional Equity - Bal-Beg-of-Qtr	$16.711	$15.920	$19.607	$21.008	$25.322	$27.188	$28.362	$10.490	$11.682	$11.549	$15.474	$17.760

Inflows	0.494	0.727	1.386	1.315	1.817	2.049	1.638	0.650	0.576	4.563	1.937	3.280
Withdrawals/Terminations	(0.459)	(0.381)	(0.921)	(0.419)	(0.762)	(1.161)	(1.053)	(0.607)	(0.473)	(1.000)	(0.888)	(2.160)
Transfers	0.008	0.002	0.003	0.005	0.012	0.006	0.010	0.029	0.033	(0.003)	0.012	0.006
Net Flows	0.044	0.348	0.469	0.901	1.068	0.895	0.595	0.072	0.135	3.560	1.061	1.127
Market	(0.835)	3.339	0.932	3.413	0.798	0.280	0.196	1.120	(0.269)	0.365	1.225	0.492
Sale of Subsidiary (2)	-	-	-	-	-	-	(18.664)	-	-	-	-	-
Balance at End-of-Qtr	$15.920	$19.607	$21.008	$25.322	$27.188	$28.362	$10.490	$11.682	$11.549	$15.474	$17.760	$19.379

Total Institutional - Bal-Beg-of-Qtr	$23.948	$23.526	$27.360	$29.085	$33.722	$36.216	$38.268	$18.396	$21.643	$22.551	$27.243	$29.979

Inflows	1.086	0.853	1.943	1.978	2.623	3.331	2.584	2.750	1.787	5.852	2.777	4.217
Withdrawals/Terminations	(0.767)	(0.568)	(1.147)	(0.922)	(0.980)	(1.296)	(1.216)	(0.684)	(0.603)	(1.742)	(1.183)	(2.292)
Transfers	0.010	0.005	0.003	0.005	0.017	0.008	0.011	0.030	0.033	(0.002)	0.012	0.005
Net Flows	0.330	0.289	0.799	1.061	1.661	2.043	1.379	2.095	1.217	4.108	1.606	1.930
Market	(0.752)	3.546	0.926	3.576	0.834	0.009	0.535	1.151	(0.308)	0.584	1.130	0.511
Sale of Subsidiary (2)	-	-	-	-	-	-	(21.787)	-	-	-	-	-
Balance at End-of-Qtr	$23.526	$27.360	$29.085	$33.722	$36.216	$38.268	$18.396	$21.643	$22.551	$27.243	$29.979	$32.420

Total Retail/Inst - At End-of-Qtr	$45.718	$52.456	$55.129	$62.794	$67.075	$69.643	$49.076	$56.029	$58.022	$65.963	$72.488	$77.093

Insurance-related Assets-End-of-Qtr	$42.130	$43.857	$42.984	$43.024	$44.006	$42.528	$44.047	$43.980	$44.210	$45.219	$44.503	$44.483

Total Retail/Inst - Net Flows	$0.344	$0.591	$1.169	$1.645	$2.629	$2.660	$1.760	$3.265	$2.796	$6.439	$3.447	$3.277

Total Assets Under Management
At End-of-Qtr	$87.848	$96.313	$98.113	$105.818	$111.081	$112.172	$93.123	$100.009	$102.231	$111.182	$116.992	$121.576

Subadvised Assets, included in Assets Under Management above
Retail	$2.550	$2.970	$3.240	$3.750	$4.000	$4.290	$8.830	$10.740	$12.178	$13.712	$15.905	$17.162
Institutional	0.020	0.030	0.020	0.030	0.030	0.030	3.070	3.740	3.921	4.221	4.641	4.782
Total Subadvised Assets	$2.570	$3.000	$3.260	$3.780	$4.030	$4.320	$11.900	$14.480	$16.100	$17.933	$20.545	$21.945

(1) Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively.

(2) In the third quarter of 2004, the Investment Management segment sold its London-based international investment unit. Assets under management transferred as a result of the sale were $22.1 billion. See page 31A for assets under management without the London-based international investment unit. In addition, the London-based international investment unit began subadvising certain retail and institutional assets in the third quarter of 2004.

12/31/2005										PAGE 31A
Investment Management (excluding Assets
Managed by Delaware's London-based International Investment Unit)
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005

Retail Fixed - Bal-Beg-of-Qtr	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257	$8.501	$8.823	$9.061

Fund Sales	0.424	0.469	0.443	0.456	0.513	0.452	0.425	0.493	0.608	0.612	0.602	0.661
Redemptions	(0.327)	(0.318)	(0.435)	(0.361)	(0.418)	(0.462)	(0.341)	(0.299)	(0.373)	(0.325)	(0.346)	(0.432)
Net Money Market	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)	(0.026)	(0.015)	(0.010)	(0.010)
Transfers	0.062	(0.055)	(0.086)	(0.088)	(0.035)	(0.019)	(0.119)	(0.040)	0.104	(0.107)	0.023	(0.102)
Net Flows	0.159	0.090	(0.087)	(0.008)	0.024	(0.017)	(0.104)	0.134	0.314	0.166	0.268	0.117
Market	0.117	0.193	(0.020)	0.111	0.103	(0.144)	0.207	0.125	(0.068)	0.156	(0.030)	0.021
Transfer of Assets Under Administration (1)	-	-	-	-	-	-	(0.194)	(0.062)	(0.001)	-	-	-
Balance at End-of-Qtr	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257	$8.501	$8.823	$9.061	$9.199

Retail Equity - Bal-Beg-of-Qtr	$14.624	$14.048	$16.622	$17.673	$20.564	$22.225	$22.906	$22.620	$26.130	$26.970	$29.898	$33.449

Fund Sales	0.712	0.812	1.048	1.208	1.936	1.664	1.478	2.026	2.773	3.421	2.882	2.497
Redemptions	(0.765)	(0.608)	(0.698)	(0.694)	(0.979)	(1.019)	(1.074)	(0.953)	(1.325)	(1.305)	(1.198)	(1.310)
Transfers	(0.059)	0.011	0.112	0.092	(0.002)	(0.004)	0.085	(0.037)	(0.183)	0.049	(0.111)	0.042
Net Flows	(0.111)	0.214	0.462	0.606	0.956	0.641	0.490	1.036	1.265	2.166	1.573	1.229
Market	(0.465)	2.359	0.589	2.285	0.706	0.039	(0.194)	2.685	(0.423)	0.763	1.979	0.796
Transfer of Assets Under Administration (1)	-	-	-	-	-	-	(0.582)	(0.211)	(0.003)	-	-	-
Balance at End-of-Qtr	$14.048	$16.622	$17.673	$20.564	$22.225	$22.906	$22.620	$26.130	$26.970	$29.898	$33.449	$35.474

Total Retail - Bal-Beg-of-Qtr	$22.255	$21.955	$24.812	$25.756	$28.750	$30.538	$31.057	$30.680	$34.387	$35.471	$38.720	$42.509

Retail Sales-Annuities	0.484	0.526	0.570	0.560	0.751	0.666	0.598	0.737	0.735	0.655	0.752	0.815
Retail Sales-Mutual Funds	0.450	0.558	0.644	0.663	0.905	0.729	0.680	0.922	1.336	1.255	1.159	1.110
Retail Sales-Managed Acct. & Other	0.202	0.196	0.277	0.441	0.793	0.721	0.625	0.860	1.310	2.123	1.573	1.232
Total Retail Sales	1.136	1.280	1.491	1.664	2.449	2.115	1.903	2.519	3.381	4.034	3.484	3.158
Redemptions	(1.092)	(0.926)	(1.133)	(1.055)	(1.396)	(1.481)	(1.415)	(1.252)	(1.697)	(1.630)	(1.545)	(1.741)
Net Money Market	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)	(0.026)	(0.015)	(0.010)	(0.010)
Transfers	0.003	(0.044)	0.025	0.004	(0.037)	(0.022)	(0.034)	(0.077)	(0.079)	(0.058)	(0.089)	(0.060)
Net Flows	0.048	0.304	0.375	0.598	0.980	0.624	0.386	1.170	1.579	2.331	1.841	1.347
Market	(0.347)	2.552	0.569	2.396	0.808	(0.105)	0.013	2.810	(0.491)	0.919	1.948	0.817
Transfer of Assets Under Administration (1)	-	-	-	-	-	-	(0.776)	(0.273)	(0.004)	-	-	-
Balance at End-of-Qtr	$21.955	$24.812	$25.756	$28.750	$30.538	$31.057	$30.680	$34.387	$35.471	$38.720	$42.509	$44.673

Institutional Fixed - Bal-Beg-of-Qtr	$5.147	$5.530	$5.481	$5.834	$5.981	$6.501	$6.980	$7.906	$9.960	$11.002	$11.769	$12.219

Inflows	0.553	0.120	0.516	0.351	0.655	0.776	0.825	2.100	1.211	1.289	0.840	0.937
Withdrawals/Terminations	(0.158)	(0.152)	(0.089)	(0.236)	(0.138)	(0.109)	(0.127)	(0.077)	(0.130)	(0.742)	(0.296)	(0.132)
Transfers	0.002	(0.099)	(0.056)	0.028	0.005	0.002	0.001	0.001	0.000	0.001	0.001	(0.001)
Net Flows	0.397	(0.132)	0.371	0.143	0.521	0.669	0.699	2.024	1.082	0.548	0.545	0.803
Market	(0.013)	0.083	(0.019)	0.004	(0.001)	(0.191)	0.227	0.031	(0.040)	0.219	(0.095)	0.019
Balance at End-of-Qtr	$5.530	$5.481	$5.834	$5.981	$6.501	$6.980	$7.906	$9.960	$11.002	$11.769	$12.219	$13.042

Institutional Equity - Bal-Beg-of-Qtr	$7.201	$7.041	$8.462	$8.826	$10.318	$10.713	$10.435	$10.490	$11.682	$11.549	$15.474	$17.760

Inflows	0.339	0.347	0.571	0.524	0.552	0.596	0.484	0.650	0.576	4.563	1.937	3.280
Withdrawals/Terminations	(0.182)	(0.232)	(0.516)	(0.231)	(0.501)	(0.959)	(0.361)	(0.607)	(0.473)	(1.000)	(0.888)	(2.160)
Transfers	0.008	0.002	0.003	0.021	(0.012)	0.073	0.029	0.029	0.033	(0.003)	0.012	0.006
Net Flows	0.165	0.116	0.059	0.314	0.038	(0.290)	0.152	0.072	0.135	3.560	1.061	1.127
Market	(0.326)	1.305	0.305	1.178	0.357	0.012	(0.096)	1.120	(0.269)	0.365	1.225	0.492
Balance at End-of-Qtr	$7.041	$8.462	$8.826	$10.318	$10.713	$10.435	$10.490	$11.682	$11.549	$15.474	$17.760	$19.379

Total Institutional - Bal-Beg-of-Qtr	$12.348	$12.571	$13.943	$14.660	$16.299	$17.215	$17.414	$18.396	$21.643	$22.551	$27.243	$29.979

Inflows	0.892	0.466	1.088	0.874	1.206	1.372	1.309	2.750	1.787	5.852	2.777	4.217
Withdrawals/Terminations	(0.340)	(0.385)	(0.604)	(0.466)	(0.640)	(1.068)	(0.488)	(0.684)	(0.603)	(1.742)	(1.183)	(2.292)
Transfers	0.010	(0.098)	(0.053)	0.049	(0.007)	0.075	0.030	0.030	0.033	(0.002)	0.012	0.005
Net Flows	0.562	(0.016)	0.430	0.457	0.560	0.379	0.851	2.095	1.217	4.108	1.606	1.930
Market	(0.339)	1.388	0.287	1.182	0.356	(0.179)	0.131	1.151	(0.308)	0.584	1.130	0.511
Balance at End-of-Qtr	$12.571	$13.943	$14.660	$16.299	$17.215	$17.414	$18.396	$21.643	$22.551	$27.243	$29.979	$32.420

Total Retail/Inst - At End-of-Qtr	$34.527	$38.755	$40.416	$45.049	$47.753	$48.471	$49.076	$56.029	$58.022	$65.963	$72.488	$77.093

Insurance-related Assets-End-of-Qtr	$42.130	$43.857	$42.984	$43.024	$44.006	$42.528	$44.047	$43.980	$44.210	$45.219	$44.503	$44.483

Total Retail/Inst - Net Flows	$0.610	$0.288	$0.805	$1.055	$1.540	$1.003	$1.236	$3.265	$2.796	$6.439	$3.447	$3.277

Total Assets Under Management
At End-of-Qtr	$76.656	$82.612	$83.400	$88.072	$91.759	$91.000	$93.123	$100.009	$102.231	$111.182	$116.992	$121.576

Subadvised Assets, included in Assets Under Management above
Retail	$2.550	$2.970	$3.240	$3.750	$4.000	$4.290	$8.830	$10.740	$12.178	$13.712	$15.905	$17.162
Institutional	0.020	0.030	0.020	0.030	0.030	0.030	3.070	3.740	3.921	4.221	4.641	4.782
Total Subadvised Assets	$2.570	$3.000	$3.260	$3.780	$4.030	$4.320	$11.900	$14.480	$16.100	$17.933	$20.545	$21.945

(1) Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively.

(2) This page presents the assets under management roll-forward without the Investment Management segment's London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of $22.1 billion.

12/31/2005					PAGE 32
Lincoln UK
Income Statements
Unaudited [Millions of Dollars]

For the Year Ended December 31	2001	2002	2003	2004	2005

Operating Revenue
Premiums	$46.1	$50.6	$62.2	$70.3	$63.3
Mortality assessments	33.9	32.4	35.7	39.5	34.8
Expense assessments	134.8	105.3	93.9	103.9	111.5
Other revenue and fees	(1.4)	24.9	18.6	52.8	30.3
Net investment income	64.8	62.1	64.1	75.7	78.6
Total Operating Revenue	278.2	275.4	274.5	342.2	318.4

Operating Expenses
Benefits paid or provided	83.4	84.2	98.6	100.4	116.0
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	10.8	6.1	3.8	2.9	2.3
Operating and administrative expenses	82.5	77.0	78.3	81.0	98.3
Subtotal	93.2	83.1	82.1	83.9	100.6
DAC deferral net of amortization	31.7	46.5	39.1	72.8	45.1
PVIF amortization	22.5	30.8	(10.7)	18.1	(10.1)
Total underwriting, acquisition,
insurance and other expenses	147.4	160.5	110.4	174.8	135.7
Goodwill amortization	0.6	-	-	-	-
Total Operating Expenses	231.5	244.7	209.0	275.2	251.7

Operating income before federal taxes	46.8	30.7	65.5	67.0	66.7

Federal income taxes	(11.3)	(3.9)	21.9	23.4	23.4

Income from Operations	$58.1	$34.6	$43.6	$43.5	$43.4

Effective tax rate	(24.2%)	(12.8%)	33.4%	35.0%	35.0%

Average capital	$593.8	$549.9	$478.9	$435.4	$446.8
Return on average capital	9.8%	6.3%	9.1%	10.0%	9.7%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period		$587.3	$597.6	$620.6	$590.8
Deferral		3.4	3.5	6.3	2.8
Amortization		(50.0)	(42.5)	(79.1)	(47.9)
Included in Total Operating Expenses		(46.5)	(39.1)	(72.8)	(45.1)
Foreign currency translation adjustment		56.8	62.1	42.9	(59.5)
Balance at end of period		$597.6	$620.6	$590.8	$486.3

Roll Forward of Present Value of In-Force

Balance at beginning of period		$244.0	$237.3	$274.7	$276.2
Amortization		(30.8)	10.7	(18.1)	10.1
Foreign currency translation adjustment		24.1	26.7	19.6	(29.0)
Balance at end of period		$237.3	$274.7	$276.2	$257.2

Roll Forward of Deferred Front-End Load*

Balance at beginning of period	$417.6	$410.0	$428.2	$457.9	$437.5
Deferral	33.4	16.7	10.4	6.6	4.2
Amortization	(30.4)	(38.7)	(26.4)	(58.7)	(34.8)
Included in Income from Operations	3.0	(22.0)	(16.0)	(52.1)	(30.6)
Foreign currency translation adjustment	(10.6)	40.2	45.8	31.7	(43.9)
Balance at end of period	$410.0	$428.2	$457.9	$437.5	$363.1

* Included in Insurance and Investment Contract Liabilities on the Balance Sheet

12/31/2005									PAGE 33
Lincoln UK
Income Statements
Unaudited [Millions of Dollars]

For the Quarter Ended	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
	2003	2004	2004	2004	2004	2005	2005	2005	2005
Operating Revenue
Premiums	$19.3	$18.1	$19.6	$17.7	$14.9	$14.6	$16.4	$16.9	$15.4
Mortality assessments	8.7	9.6	10.4	9.7	9.8	9.0	9.4	9.0	7.3
Expense assessments	24.6	24.2	24.4	27.0	28.3	26.6	27.9	27.9	29.1
Other revenue and fees	9.6	5.8	8.3	22.8	16.0	4.1	5.2	28.1	(7.1)
Net investment income	16.2	18.5	18.3	18.7	20.2	20.3	19.6	20.9	17.8
Total Operating Revenue	78.4	76.1	81.0	95.8	89.3	74.6	78.4	102.8	62.5

Operating Expenses
Benefits paid or provided	33.3	29.0	28.8	21.4	21.3	25.1	27.9	35.5	27.5
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	0.8	0.6	0.6	0.7	1.0	0.6	0.7	0.9	0.1
Operating and administrative expenses	20.0	23.0	22.3	21.6	14.1	25.4	23.8	24.9	24.2
Subtotal	20.8	23.5	22.9	22.4	15.1	25.9	24.5	25.8	24.3
DAC deferral net of amortization	13.1	11.0	12.6	27.2	21.9	7.1	8.4	37.0	(7.4)
PVIF amortization	(7.3)	3.0	0.1	9.4	5.6	1.0	1.7	(10.2)	(2.5)
Total underwriting, acquisition,
insurance and other expenses	26.6	37.6	35.7	59.0	42.5	34.0	34.7	52.7	14.3
Total Operating Expenses	59.9	66.6	64.5	80.3	63.8	59.2	62.6	88.1	41.8

Operating income before federal income taxes	18.5	9.5	16.5	15.5	25.5	15.5	15.9	14.7	20.7

Federal income taxes	5.4	3.3	5.8	5.4	8.9	5.4	5.6	5.1	7.2

Income from Operations	$13.0	$6.2	$10.7	$10.1	$16.6	$10.0	$10.3	$9.6	$13.5

Effective tax rate on
Income from Operations	29.5%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%

Average capital	$443.1	$447.9	$421.2	$432.5	$439.9	$440.2	$446.4	$452.7	$447.8
Return on average capital	11.8%	5.5%	10.2%	9.3%	15.1%	9.1%	9.2%	8.4%	12.0%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period	$590.9	$620.7	$629.6	$608.6	$578.9	$590.9	$576.9	$537.0	$492.0
Deferral	1.6	1.5	1.8	1.4	1.6	0.7	0.7	0.7	0.7
Amortization	(14.7)	(12.5)	(14.4)	(28.6)	(23.5)	(7.8)	(9.1)	(37.7)	6.7
Included in Total Operating Expenses	(13.1)	(11.0)	(12.6)	(27.2)	(21.9)	(7.1)	(8.4)	(37.0)	7.4
Foreign currency translation adjustment	42.8	19.9	(8.4)	(2.5)	33.8	(7.0)	(31.4)	(8.0)	(13.2)
Balance at end of period	$620.7	$629.6	$608.6	$578.9	$590.9	$576.9	$537.0	$492.0	$486.3

Roll Forward of Present Value of In-Force

Balance at beginning of period	$249.0	$274.7	$280.5	$276.7	$266.2	$276.1	$271.9	$255.3	$261.5
Amortization	7.3	(3.0)	(0.1)	(9.4)	(5.6)	(1.0)	(1.7)	10.2	2.5
Foreign currency translation adjustment	18.4	8.9	(3.7)	(1.1)	15.6	(3.3)	(14.8)	(4.1)	(6.9)
Balance at end of period	$274.7	$280.5	$276.7	$266.2	$276.1	$271.9	$255.3	$261.5	$257.2

Roll Forward of Deferred Front-End Load

Balance at beginning of period	$434.8	$457.9	$466.9	$452.5	$428.0	$437.5	$428.3	$399.8	$365.8
Deferral	2.2	2.1	1.7	1.4	1.3	1.5	1.1	0.9	0.7
Amortization	(10.6)	(7.8)	(9.9)	(24.1)	(16.8)	(5.5)	(6.2)	(29.0)	6.0
Included in Income from Operations	(8.5)	(5.7)	(8.2)	(22.7)	(15.5)	(4.0)	(5.1)	(28.1)	6.7
Foreign currency translation adjustment	31.5	14.7	(6.2)	(1.8)	25.0	(5.2)	(23.3)	(5.9)	(9.5)
Balance at end of period	$457.9	$466.9	$452.5	$428.0	$437.5	$428.3	$399.8	$365.8	$363.1

* Included in Insurance and Investment Contract Liabilities on the Balance Sheet

12/31/2005										PAGE 34
Lincoln UK
Operational Data
Unaudited [Billions of Dollars]

For the Year Ended December 31								2001	2002	2003	2004	2005

Unit Linked Assets - Beg-of-Year								$ 6.441	$ 5.607	$ 5.079	$ 6.390	$ 7.186

Deposits								0.481	0.453	0.392	0.378	0.389
Withdrawals (incl. chgs) & Deaths								(0.529)	(0.519)	(0.614)	(0.712)	(0.728)
Net Flows								(0.048)	(0.066)	(0.222)	(0.335)	(0.339)
Inv Inc & Chg in Mkt Val								(0.617)	(1.004)	0.918	0.648	1.243
Foreign Currency Adjustment								(0.169)	0.542	0.616	0.482	(0.770)
Unit Linked Assets - end of year								$ 5.607	$ 5.079	$ 6.390	$ 7.186	$ 7.320

Individual Life In-force								$ 20.878	$ 18.896	$ 20.393	$ 20.378	$17.521

Exchange Rate - Dollars to Pounds
For-the-Period								1.441	1.503	1.638	1.834	1.821
End-of-Period								1.456	1.610	1.786	1.919	1.719

For the Quarter Ended	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005

Unit Linked Assets
Balance-Beg-of-Quarter	$5.079	$4.748	$5.468	$5.692	$6.390	$6.528	$6.476	$6.468	$7.186	$7.173	$6.903	$7.180

Deposits	0.094	0.090	0.113	0.095	0.083	0.085	0.102	0.108	0.075	0.070	0.088	0.156
Withdrawals (incl. chgs) & Deaths	(0.153)	(0.137)	(0.152)	(0.172)	(0.172)	(0.177)	(0.175)	(0.188)	(0.175)	(0.183)	(0.192)	(0.178)
Net Flows	(0.059)	(0.047)	(0.039)	(0.077)	(0.090)	(0.092)	(0.074)	(0.080)	(0.100)	(0.113)	(0.104)	(0.023)
Inv Inc & Chg in Mkt Val	(0.184)	0.549	0.205	0.348	0.020	0.127	0.091	0.411	0.171	0.233	0.492	0.347
Foreign Currency Adjustment	(0.087)	0.218	0.059	0.427	0.207	(0.087)	(0.025)	0.387	(0.085)	(0.390)	(0.111)	(0.184)
Unit Linked Assets - End-of-Quarter	$4.748	$5.468	$5.692	$6.390	$6.528	$6.476	$6.468	$7.186	$7.173	$6.903	$7.180	$7.320

Individual Life In-force	$18.512	$19.138	$19.258	$20.393	$20.522	$19.846	$19.380	$20.378	$19.820	$18.479	$18.175	$17.521

Exchange Rate - Dollars to Pounds
For-the-Quarter	1.605	1.618	1.615	1.714	1.836	1.814	1.813	1.875	1.904	1.855	1.779	1.747
End-of-Quarter	1.580	1.656	1.664	1.786	1.844	1.819	1.812	1.919	1.896	1.792	1.764	1.719

12/31/2005									PAGE 35
Other Operations
Unaudited [Millions of Dollars]

For the Year Ended December 31					2001	2002	2003	2004	2005

Operating Revenue by Source:
Lincoln Financial Advisors					$360.7	$318.0	$316.9	$383.6	$514.0
Lincoln Financial Distributors					113.4	127.3	140.9	245.2	290.7
Total Distribution					474.0	445.4	457.8	628.8	804.7
Reinsurance					1,699.4	-	-	-	-
Amortization of deferred gain on indemnity reinsurance*					20.4	75.2	72.3	87.0	75.7
Other [Including
Consolidating Adjustments]					(377.9)	(165.6)	(245.8)	(380.7)	(528.3)
Total Operating Revenue					$1,815.9	$355.0	$284.2	$335.1	$352.1

Income (Loss) from Operations by Source:
Lincoln Financial Advisors					$(20.1)	$(31.4)	$(33.2)	$(17.8)	$(13.2)
Lincoln Financial Distributors					(33.2)	(35.2)	(33.4)	(23.7)	(22.8)
Total Distribution					(53.3)	(66.6)	(66.6)	(41.5)	(36.1)
Reinsurance					128.8	-	-	-	-
Amortization of deferred gain on indemnity reinsurance*					12.9	48.9	47.0	56.5	49.2
LNC Financing					(77.9)	(43.0)	(56.7)	(61.0)	(57.6)
Other Corporate(1)					(9.5)	3.5	(5.4)	(11.3)	46.3
Income (Loss) from Operations					$1.0	$(57.2)	$(81.8)	$(57.2)	$1.8

	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
For the Quarter Ended	2003	2004	2004	2004	2004	2005	2005	2005	2005

Operating Revenue by Source:
Lincoln Financial Advisors	$95.5	$92.0	$96.0	$91.7	$103.9	$128.1	$125.2	$124.5	$136.2
Lincoln Financial Distributors	43.9	57.5	58.4	59.9	69.4	63.5	68.9	73.2	85.1
Total Distribution	139.5	149.6	154.4	151.6	173.2	191.6	194.1	197.7	221.3
Amortization of deferred gain on
indemnity reinsurance*	17.4	17.9	17.9	32.1	19.1	18.9	18.9	18.9	18.9
Other [Including
Consolidating Adjustments]	(93.1)	(111.3)	(66.8)	(91.2)	(111.3)	(136.7)	(117.8)	(122.8)	(151.0)
Total Operating Revenue	$63.7	$56.1	$105.5	$92.4	$81.1	$73.8	$95.2	$93.8	$89.2

Income from Operations by Source:
Lincoln Financial Advisors	$(8.0)	$(8.7)	$(5.3)	$(3.5)	$(0.3)	$(7.6)	$(4.4)	$(4.4)	$3.2
Lincoln Financial Distributors	(7.1)	(4.6)	(6.4)	(6.3)	(6.3)	(6.0)	(5.4)	(7.9)	(3.5)
Total Distribution	(15.1)	(13.3)	(11.8)	(9.8)	(6.6)	(13.6)	(9.8)	(12.3)	(0.3)
Amortization of deferred gain on
indemnity reinsurance*	11.3	11.6	11.7	20.8	12.4	12.3	12.3	12.3	12.3
LNC Financing	(13.7)	(14.6)	(15.7)	(16.0)	(14.6)	(14.6)	(14.5)	(14.2)	(14.4)
Other Corporate(1)	(3.4)	(4.0)	(4.8)	(5.0)	2.5	4.7	21.1	11.3	9.1
Income(Loss) from Operations	$(20.8)	$(20.3)	$(20.7)	$(9.9)	$(6.3)	$(11.3)	$9.2	$(2.9)	$6.7

* Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.
(1)Includes a reduction of the valuation allowance on the deferred tax asset of our foreign life reinsurance subsidiary of $5.7 million in the 1st quarter of 2005, $23.5 million in the 2nd quarter of 2005, $13.3 million in the 3rd quarter of 2005, $4.3 million in the 4th quarter of 2005, $46.8 million for full year 2005 and $4.4 million for the fourth quarter of 2004.

3/31/2005									PAGE 36
Restructuring Charges (After-tax)
Unaudited [Millions of Dollars]

For the Year Ended December 31					2001	2002	2003	2004	2005

Lincoln Retirement					$(1.3)	$(1.0)	$(13.1)	$(3.5)	$(11.3)
Life Insurance					(3.5)	-	(12.7)	(3.1)	(3.1)
Investment Management					(0.4)	0.3	(4.6)	(0.8)	0.2
Lincoln UK					-	1.7	-	-	-
Corporate & Other					(19.5)	1.1	(4.7)	(6.4)	(4.9)
Total					$(24.7)	$2.0	$(35.0)	$(13.9)	$(19.1)

For the quarter ended	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
	2003	2004	2004	2004	2004	2005	2005	2005	2005
Lincoln Retirement	$(3.6)	$(1.2)	$(1.2)	$(1.7)	$0.5	$(0.4)	$(10.0)	$(0.2)	$(0.7)
Life Insurance	(2.7)	(1.8)	(0.4)	(0.6)	(0.4)	(0.6)	(2.4)	(0.1)	0.0
Investment Management	(1.1)	(1.0)	(0.0)	(0.0)	0.2	-	0.2	-	-
Lincoln UK	-	-	-	-	-	-	-	-	-
Corporate & Other	(2.4)	(3.6)	(1.9)	(0.7)	(0.3)	(0.2)	(2.8)	(1.5)	(0.4)
Total	$(9.8)	$(7.5)	$(3.5)	$(2.9)	$(0.0)	$(1.3)	$(15.0)	$(1.8)	$(1.1)

12/31/2005											PAGE 37
Consolidated Domestic Deposits/Account Balances
Unaudited [Billions of Dollars]

								2001	2002	2003	2004	2005
Deposits - For the Year

Lincoln Retirement - Fixed Annuities								$ 3.342	$ 3.672	$ 3.125	$ 3.110	$ 2.947
Lincoln Retirement - Variable Products(1)								3.067	2.743	3.119	5.910	7.362
Lincoln Retirement - Life Insurance								0.012	-	-	-	-
Life Insurance Segment - Life Insurance								1.934	2.138	2.259	2.243	2.240
Inv Mgmt - Annuities								1.701	2.751	2.151	2.757	2.957
Inv Mgmt - Mutual Funds								1.523	1.829	2.315	3.235	4.860
Inv Mgmt - Managed Acct. & Other								0.469	1.115	1.116	2.999	6.239
Consolidating Adjustments								(0.608)	(1.576)	(0.864)	(0.975)	(1.111)
Total Gross Retail Deposits								11.439	12.671	13.222	19.280	25.494

Investment Management Segment- Instit.								3.826	5.194	5.859	11.289	14.633
Consolidating Adjustments								(0.207)	(0.232)	(0.150)	(0.089)	(0.086)
Total Gross Deposits								$ 15.058	$ 17.634	$ 18.931	$ 30.479	$ 40.041

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities								$ 16.491	$ 18.085	$ 18.868	$ 19.268	$ 18.856
Lincoln Retirement - Variable Products(1)								34.638	27.438	35.786	43.223	51.373
Lincoln Retirement - Life Insurance								0.149	-	-	-	-
Life Insurance Segment - Life Insurance								11.377	12.086	13.420	14.382	15.368
Inv Mgmt - Annuities								11.835	9.981	12.691	14.494	16.103
Inv Mgmt - Mutual Funds								11.554	10.296	12.614	13.251	15.679
Inv Mgmt - Managed Acct. & Other								1.719	2.270	3.768	6.642	12.893
Consolidating Adjustments								(6.676)	(5.123)	(6.553)	(7.476)	(8.269)
Total Retail Account Balances								81.088	75.033	90.593	103.784	122.004

Investment Management Segment- Instit.								23.305	23.948	33.722	21.643	32.420
Consolidating Adjustments								(1.211)	(0.924)	(1.183)	(1.248)	(1.166)
Total Account Balances								$ 103.181	$ 98.057	$ 123.132	$ 124.179	$153.258

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005
Deposits - For the Quarter
Lincoln Retirement - Fixed Annuities	$0.776	$0.778	$0.778	$0.792	$0.817	$0.779	$0.783	$0.732	$0.740	$0.793	$0.718	$0.696
Lincoln Retirement - Variable Products(1)	0.648	0.584	0.800	1.087	1.407	1.424	1.424	1.655	1.899	1.736	1.785	1.942
Life Insurance Segment - Life Insurance	0.486	0.526	0.586	0.661	0.501	0.507	0.548	0.686	0.512	0.527	0.553	0.648
Inv Mgmt - Annuities	0.488	0.528	0.573	0.562	0.753	0.668	0.600	0.737	0.735	0.655	0.752	0.815
Inv Mgmt - Mutual Funds	0.450	0.558	0.644	0.663	0.905	0.729	0.680	0.922	1.336	1.255	1.159	1.110
Inv Mgmt - Managed Acct. & Other	0.202	0.196	0.277	0.441	0.793	0.721	0.625	0.860	1.310	2.123	1.573	1.232
Consolidating Adjustments	(0.171)	(0.211)	(0.288)	(0.193)	(0.271)	(0.180)	(0.223)	(0.302)	(0.282)	(0.230)	(0.343)	(0.255)
Total Gross Retail Deposits	2.880	2.960	3.370	4.012	4.905	4.648	4.436	5.290	6.249	6.859	6.197	6.188

Investment Management Segment- Instit.	1.086	0.853	1.943	1.978	2.623	3.331	2.584	2.750	1.787	5.852	2.777	4.217
Consolidating Adjustments	(0.053)	(0.025)	(0.025)	(0.047)	(0.020)	(0.035)	(0.033)	(0.002)	(0.015)	(0.034)	(0.017)	(0.020)
Total Gross Deposits	$3.913	$3.788	$5.288	$5.943	$7.509	$7.945	$6.988	$8.038	$8.021	$12.677	$8.958	$10.386

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities	$18.537	$18.696	$18.868	$18.868	$18.930	$19.143	$19.317	$19.268	$19.084	$19.141	$19.062	$18.856
Lincoln Retirement - Variable Products(1)	26.474	30.457	31.709	35.786	37.619	38.398	38.698	43.223	43.673	45.751	48.731	51.373
Life Insurance Segment - Life Insurance	12.233	12.663	12.958	13.420	13.606	13.770	13.912	14.382	14.466	14.691	15.001	15.368
Inv Mgmt - Annuities	9.660	11.002	11.392	12.691	13.294	13.355	13.074	14.494	14.356	14.844	15.658	16.103
Inv Mgmt - Mutual Funds	10.241	11.356	11.615	12.614	13.199	12.971	12.234	13.251	13.478	14.385	15.173	15.679
Inv Mgmt - Managed Acct. & Other	2.292	2.737	3.037	3.768	4.366	5.051	5.374	6.642	7.638	9.492	11.679	12.893
Consolidating Adjustments	(4.891)	(5.628)	(5.792)	(6.553)	(6.881)	(6.829)	(7.216)	(7.476)	(7.758)	(8.025)	(7.967)	(8.269)
Total Retail Account Balances	74.546	81.283	83.787	90.593	94.133	95.860	95.393	103.784	104.936	110.278	117.337	122.004

Investment Management Segment- Instit.	23.526	27.360	29.085	33.722	36.216	38.268	18.396	21.643	22.551	27.243	29.979	32.420
Consolidating Adjustments	(0.933)	(1.049)	(1.044)	(1.183)	(1.176)	(1.168)	(1.140)	(1.248)	(1.166)	(1.198)	(1.163)	(1.166)
Total Account Balances	$97.140	$107.595	$111.828	$123.132	$129.173	$132.961	$112.649	$124.179	$126.321	$136.323	$146.154	$153.258

Total Domestic Net Flows
Unaudited [Billions of Dollars]

For the Year								2001	2002	2003	2004	2005

Lincoln Retirement(1)								$0.105	$0.453	$1.007	$2.922	$2.887
Life Insurance Segment								1.163	1.320	1.377	1.247	1.356
Investment Management Segment- Retail								(0.375)	0.806	1.271	3.136	7.098
Consolidating Adjustments								0.035	(0.082)	0.064	0.030	(0.133)
Total Retail Net Flows								0.927	2.496	3.719	7.335	11.207

Investment Management Segment- Institutional								(0.231)	2.106	2.478	7.178	8.861
Consolidating Adjustments								(0.015)	0.005	(0.002)	0.031	0.170
Total Net Flows								$0.681	$4.608	$6.195	$14.545	$20.238

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
For the Quarter	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005

Lincoln Retirement(1)	$0.095	$0.099	$0.277	$0.536	$0.712	$0.701	$0.716	$0.794	$0.776	$0.857	$0.633	$0.621
Life Insurance Segment	0.296	0.324	0.355	0.402	0.248	0.291	0.300	0.408	0.260	0.309	0.337	0.450
Investment Management Segment- Retail	0.014	0.302	0.370	0.584	0.969	0.617	0.381	1.170	1.579	2.331	1.841	1.347
Consolidating Adjustments	0.162	(0.003)	(0.038)	(0.058)	(0.096)	0.060	(0.089)	0.154	(0.021)	0.006	(0.049)	(0.069)
Total Retail Net Flows	0.568	0.723	0.965	1.464	1.832	1.669	1.308	2.527	2.593	3.504	2.762	2.348

Investment Management Segment- Instit.	0.330	0.289	0.799	1.061	1.661	2.043	1.379	2.095	1.217	4.108	1.606	1.930
Consolidating Adjustments	(0.030)	0.009	0.035	(0.017)	0.038	(0.001)	(0.006)	0.000	0.040	0.008	0.031	0.090
Total Net Flows	$0.868	$1.021	$1.799	$2.508	$3.530	$3.710	$2.682	$4.622	$3.851	$7.619	$4.399	$4.368

(1) Includes amounts attributable to Alliance program mutual fund net flows. Account values for the Alliance program are not included in the separate accounts reported on our balance sheet.

Amounts for the Investment Management segment exclude amounts reported as Assets Under Management - Insurance-related Assets.

12/31/2005											PAGE 37A
Consolidated Domestic Deposits/Account Balances (excluding Assets
Managed by Delaware's London-based International Investment Unit)
Unaudited [Billions of Dollars]

								2001	2002	2003	2004	2005
Deposits - For the Year

Lincoln Retirement - Fixed Annuities								$3.342	$3.672	$3.125	$3.110	$2.947
Lincoln Retirement - Variable Products(1)								3.067	2.743	3.119	5.910	7.362
Lincoln Retirement - Life Insurance								0.012	-	-	-	-
Life Insurance Segment - Life Insurance								1.934	2.138	2.259	2.243	2.240
Inv Mgmt - Annuities								1.701	2.456	2.140	2.752	2.957
Inv Mgmt - Mutual Funds								1.523	1.829	2.315	3.235	4.860
Inv Mgmt - Managed Acct. & Other								0.469	1.115	1.116	2.999	6.239
Consolidating Adjustments								(0.608)	(1.576)	(0.864)	(0.975)	(1.111)
Total Gross Retail Deposits								11.439	12.376	13.210	19.274	25.494

Investment Management Segment- Instit.								1.943	3.709	3.320	6.637	14.633
Consolidating Adjustments								(0.207)	(0.232)	(0.150)	(0.089)	(0.086)
Total Gross Deposits								$13.175	$13.175	$16.380	$25.822	$40.041

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities								$16.491	$18.085	$18.868	$19.268	$18.856
Lincoln Retirement - Variable Products(1)								34.638	27.438	35.786	43.223	51.373
Lincoln Retirement - Life Insurance								0.149	-	-	-	-
Life Insurance Segment - Life Insurance								11.377	12.086	13.420	14.382	15.368
Inv Mgmt - Annuities								11.835	9.688	12.368	14.494	16.103
Inv Mgmt - Mutual Funds								11.554	10.296	12.614	13.251	15.679
Inv Mgmt - Managed Acct. & Other								1.719	2.270	3.768	6.642	12.893
Consolidating Adjustments								(6.676)	(5.123)	(6.553)	(7.476)	(8.269)
Total Retail Account Balances								81.088	74.741	90.271	103.784	122.004

Investment Management Segment- Instit.								11.562	12.348	16.299	21.643	32.420
Consolidating Adjustments								(1.211)	(0.924)	(1.183)	(1.248)	(1.166)
Total Account Balances								$91.439	$86.165	$105.387	$124.179	$153.258

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005
Deposits - For the Quarter
Lincoln Retirement - Fixed Annuities	$0.776	$0.778	$0.778	$0.792	$0.817	$0.779	$0.783	$0.732	$0.740	$0.793	$0.718	$0.696
Lincoln Retirement - Variable Products(1)	0.648	0.584	0.800	1.087	1.407	1.424	1.424	1.655	1.899	1.736	1.785	1.942
Life Insurance Segment - Life Insurance	0.486	0.526	0.586	0.661	0.501	0.507	0.548	0.686	0.512	0.527	0.553	0.648
Inv Mgmt - Annuities	0.484	0.526	0.570	0.560	0.751	0.666	0.598	0.737	0.735	0.655	0.752	0.815
Inv Mgmt - Mutual Funds	0.450	0.558	0.644	0.663	0.905	0.729	0.680	0.922	1.336	1.255	1.159	1.110
Inv Mgmt - Managed Acct. & Other	0.202	0.196	0.277	0.441	0.793	0.721	0.625	0.860	1.310	2.123	1.573	1.232
Consolidating Adjustments	(0.171)	(0.211)	(0.288)	(0.193)	(0.271)	(0.180)	(0.223)	(0.302)	(0.282)	(0.230)	(0.343)	(0.255)
Total Gross Retail Deposits	2.875	2.958	3.367	4.010	4.903	4.646	4.435	5.290	6.249	6.859	6.197	6.188

Investment Management Segment- Instit.	0.892	0.466	1.088	0.874	1.206	1.372	1.309	2.750	1.787	5.852	2.777	4.217
Consolidating Adjustments	(0.053)	(0.025)	(0.025)	(0.047)	(0.020)	(0.035)	(0.033)	(0.002)	(0.015)	(0.034)	(0.017)	(0.020)
Total Gross Deposits	$3.714	$3.400	$4.430	$4.837	$6.090	$5.983	$5.711	$8.038	$8.021	$12.677	$8.958	$10.386

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities	$18.537	$18.696	$18.868	$18.868	$18.930	$19.143	$19.317	$19.268	$19.084	$19.141	$19.062	$18.856
Lincoln Retirement - Variable Products(1)	26.474	30.457	31.709	35.786	37.619	38.398	38.698	43.223	43.673	45.751	48.731	51.373
Life Insurance Segment - Life Insurance	12.233	12.663	12.958	13.420	13.606	13.770	13.912	14.382	14.466	14.691	15.001	15.368
Inv Mgmt - Annuities	9.423	10.718	11.104	12.368	12.973	13.037	13.074	14.494	14.356	14.844	15.658	16.103
Inv Mgmt - Mutual Funds	10.241	11.356	11.615	12.614	13.199	12.971	12.234	13.251	13.478	14.385	15.173	15.679
Inv Mgmt - Managed Acct. & Other	2.292	2.737	3.037	3.768	4.366	5.051	5.374	6.642	7.638	9.492	11.679	12.893
Consolidating Adjustments	(4.891)	(5.628)	(5.792)	(6.553)	(6.881)	(6.829)	(7.216)	(7.476)	(7.758)	(8.025)	(7.967)	(8.269)
Total Retail Account Balances	74.309	80.999	83.499	90.271	93.812	95.542	95.393	103.784	104.936	110.278	117.337	122.004

Investment Management Segment- Instit.	12.571	13.943	14.660	16.299	17.215	17.414	18.396	21.643	22.551	27.243	27.243	32.420
Consolidating Adjustments	(0.933)	(1.049)	(1.044)	(1.183)	(1.176)	(1.168)	(1.140)	(1.248)	(1.166)	(1.198)	(1.163)	(1.166)
Total Account Balances	$85.948	$93.894	$97.115	$105.387	$109.851	$111.789	$112.649	$124.179	$126.321	$136.323	$143.417	$153.258

Total Domestic Net Flows (excluding Assets
Managed by Delaware's London-based International Investment Unit)

For the Year								2001	2002	2003	2004	2005

Lincoln Retirement(1)								0.105	0.453	1.007	2.922	2.887
Life Insurance Segment								1.163	1.320	1.377	1.247	1.356
Investment Management Segment- Retail								(0.375)	0.517	1.325	3.160	7.098
Consolidating Adjustments								0.035	(0.082)	0.064	0.030	(0.133)
Total Retail Net Flows								0.927	2.207	3.773	7.359	11.207

Investment Management Segment- Institutional								(0.925)	1.885	1.433	3.884	8.861
Consolidating Adjustments								(0.015)	0.005	(0.002)	0.031	0.170
Total Net Flows								$(0.013)	$4.097	$5.203	$11.274	$20.238

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
For the Quarter	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005

Lincoln Retirement(1)	$0.095	$0.099	$0.277	$0.536	$0.712	$0.701	$0.716	$0.794	$0.776	$0.857	$0.633	$0.621
Life Insurance Segment	0.296	0.324	0.355	0.402	0.248	0.291	0.300	0.408	0.260	0.309	0.337	0.450
Investment Management Segment- Retail	0.048	0.304	0.375	0.598	0.980	0.624	0.386	1.170	1.579	2.331	1.841	1.347
Consolidating Adjustments	0.162	(0.003)	(0.038)	(0.058)	(0.096)	0.060	(0.089)	0.154	(0.021)	0.006	(0.049)	(0.069)
Total Retail Net Flows	0.602	0.725	0.970	1.478	1.843	1.676	1.313	2.527	2.593	3.504	2.762	2.348

Investment Management Segment- Instit.	0.562	(0.016)	0.430	0.457	0.560	0.379	0.850	2.095	1.217	4.108	1.606	1.930
Consolidating Adjustments	(0.030)	0.009	0.035	(0.017)	0.038	(0.001)	(0.006)	0.000	0.040	0.008	0.031	0.090
Total Net Flows	$1.134	$0.718	$1.435	$1.918	$2.441	$2.054	$2.157	$4.622	$3.851	$7.619	$4.399	$4.368

(1) Includes amounts attributable to Alliance program mutual fund net flows. Account values for the Alliance program are not included in the separate accounts reported on our balance sheet.

This page presents the assets under management roll-forward without the Investment Management segment's London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of $22.1 billion.

Amounts for the Investment Management segment exclude amounts reported as Assets Under Management - Insurance-related Assets.

12/31/2005										PAGE 38

Consolidated Investment Data - Assets Managed
Unaudited [Billions of Dollars]

For the Year Ended December 31								2001	2002	2003	2004	2005
Assets Managed by Source
LNC's Investments and Cash
Fixed maturity securities - available for sale								$ 28.346	$ 32.767	$ 32.769	$ 34.701	$ 33.443
Equity securities - available for sale								0.470	0.337	0.199	0.161	0.145
Trading securities								-	-	3.120	3.237	3.246
Other investments								7.297	6.895	6.689	6.408	6.334
Total LNC Investments								36.113	40.000	42.778	44.507	43.168
Separate accounts								44.833	36.178	46.565	55.205	63.747
Cash and invested cash								3.095	1.691	1.711	1.662	2.312
Total LNC								84.042	77.869	91.054	101.374	109.227

Non-affiliate assets managed								38.421	38.052	49.587	42.966	62.491

Total Assets Managed								$ 122.463	$ 115.921	$ 140.641	$ 144.340	$ 171.718

Assets Managed by Advisor
Investment Management segment								$ 48.412	$ 46.495	$ 62.794	$ 56.029	$ 77.093
(See page 30 for additional detail)
DLIA-Corp								38.119	41.104	43.024	43.980	44.483
(Assets managed internally-see page 30)
Lincoln UK								6.847	6.351	7.668	8.599	8.562
Policy Loans (within business units)								1.940	1.946	1.924	1.871	1.862
Non-LNC Affiliates								27.145	20.026	25.231	33.862	39.718
Total Assets Managed								$ 122.463	$ 115.921	$ 140.641	$ 144.340	$171.718

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
For the Quarter Ended	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005

Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities -
available for sale	$33.887	$35.355	$35.384	$32.769	$33.667	$32.808	$34.223	$34.701	$34.225	$34.975	$34.325	$33.443
Equity securities - available for sale	0.249	0.257	0.243	0.199	0.198	0.183	0.178	0.161	0.155	0.155	0.152	0.145
Trading securities	-	-	-	3.120	3.191	3.088	3.224	3.237	3.207	3.345	3.287	3.246
Other investments	6.872	6.980	6.796	6.689	6.446	6.284	6.302	6.408	6.396	6.389	6.322	6.334
Total LNC Investments	41.008	42.592	42.423	42.778	43.502	42.362	43.927	44.507	43.982	44.863	44.085	43.168
Separate accounts	34.775	39.943	41.283	46.565	48.558	49.344	49.658	55.205	55.387	57.240	60.812	63.747
Cash and invested cash	1.635	1.946	1.961	1.711	2.256	2.214	1.996	1.662	1.499	1.659	1.602	2.312
Total LNC	77.419	84.480	85.667	91.054	94.315	93.920	95.580	101.374	100.868	103.762	106.498	109.227

Non-affiliate assets managed	37.501	42.917	45.176	49.587	54.977	57.361	37.060	42.966	44.618	52.199	58.473	62.491

Total Assets Managed	$114.920	$127.397	$130.844	$140.641	$149.292	$151.281	$132.640	$144.340	$145.487	$155.961	$164.972	$171.718

Assets Managed by Advisor
Investment Management segment	$45.718	$52.456	$55.129	$62.794	$67.075	$69.643	$49.076	$56.029	$58.022	$65.963	$72.488	$77.093
(See page 31 for additional detail)
DLIA-Corp	42.130	43.857	42.984	43.024	44.006	42.528	44.047	43.980	44.210	45.219	44.503	44.483
(Assets managed internally-see page 31)
Lincoln UK	5.962	6.726	6.887	7.668	7.837	7.763	7.768	8.599	8.578	8.278	8.518	8.562
Policy Loans (within business units)	1.929	1.920	1.910	1.924	1.877	1.871	1.872	1.871	1.860	1.867	1.856	1.862
Non-LNC Affiliates	19.181	22.439	23.933	25.231	28.497	29.476	29.877	33.862	32.816	34.635	37.605	39.718
Total Assets Managed	$114.920	$127.397	$130.844	$140.641	$149.292	$151.281	$132.640	$144.340	$145.487	$155.961	$164.972	$171.718

12/31/2005											PAGE 38A

Consolidated Investment Data - Assets Managed (excluding Assets
Managed by Delaware's London-based International Investment Unit)
Unaudited [Billions of Dollars]

For the Year Ended December 31								2001	2002	2003	2004	2005
Assets Managed by Source
LNC's Investments and Cash
Fixed maturity securities - available for sale								$28.346	$32.767	$32.769	$34.701	$33.443
Equity securities - available for sale								0.470	0.337	0.199	0.161	0.145
Trading securities								-	-	3.120	3.237	3.246
Other investments								7.297	6.895	6.689	6.408	6.334
Total LNC Investments								36.113	40.000	42.778	44.507	43.168
Separate accounts								44.833	36.178	46.565	55.205	63.747
Cash and invested cash								3.095	1.691	1.711	1.662	2.312
Total LNC								84.042	77.869	91.054	101.374	109.227

Non-affiliate assets managed								26.679	26.159	31.842	42.966	62.491

Total Assets Managed								$110.721	$104.028	$122.896	$144.340	$171.718

Assets Managed by Advisor
Investment Management segment								$36.670	$34.602	$45.049	$56.029	$77.093
(See page 30A for additional detail)
DLIA-Corp								38.119	41.104	43.024	43.980	44.483
(Assets managed internally-see page 30A)
Lincoln UK								6.847	6.351	7.668	8.599	8.562
Policy Loans (within business units)								1.940	1.946	1.924	1.871	1.862
Non-LNC Affiliates								27.145	20.026	25.231	33.862	39.718
Total Assets Managed								$110.721	$104.028	$122.896	$144.340	$171.718

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
For the Quarter Ended	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005

Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities -
available for sale	$33.887	$35.355	$35.384	$32.769	$33.667	$32.808	$34.223	$34.701	$34.225	$34.975	$34.325	$33.443
Equity securities - available for sale	0.249	0.257	0.243	0.199	0.198	0.183	0.178	0.161	0.155	0.155	0.152	0.145
Trading securities	-	-	-	3.120	3.191	3.088	3.224	3.237	3.207	3.345	3.287	3.246
Other investments	6.872	6.980	6.796	6.689	6.446	6.284	6.302	6.408	6.396	6.389	6.322	6.334
Total LNC Investments	41.008	42.592	42.423	42.778	43.502	42.362	43.927	44.507	43.982	44.863	44.085	43.168
Separate accounts	34.775	39.943	41.283	46.565	48.558	49.344	49.658	55.205	55.387	57.240	60.812	63.747
Cash and invested cash	1.635	1.946	1.961	1.711	2.256	2.214	1.996	1.662	1.499	1.659	1.602	2.312
Total LNC	77.419	84.480	85.667	91.054	94.315	93.920	95.580	101.374	100.868	103.762	106.498	109.227

Non-affiliate assets managed	26.309	29.216	30.463	31.842	35.655	36.190	37.060	42.966	44.618	52.199	58.473	62.491

Total Assets Managed	$103.728	$113.696	$116.131	$122.896	$129.970	$130.110	$132.641	$144.340	$145.486	$155.961	$164.972	$171.718

Assets Managed by Advisor
Investment Management segment	$34.527	$38.755	$40.416	$45.049	$47.753	$48.471	$49.076	$56.029	$58.022	$65.963	$72.488	$77.093
(See page 31A for additional detail)
DLIA-Corp	42.130	43.857	42.984	43.024	44.006	42.528	44.047	43.980	44.210	45.219	44.503	44.483
(Assets managed internally-see page 31A)
Lincoln UK	5.962	6.726	6.887	7.668	7.837	7.763	7.768	8.599	8.578	8.278	8.518	8.562
Policy Loans (within business units)	1.929	1.920	1.910	1.924	1.877	1.871	1.872	1.871	1.860	1.867	1.856	1.862
Non-LNC Affiliates	19.181	22.439	23.933	25.231	28.497	29.476	29.878	33.862	32.816	34.635	37.605	39.718
Total Assets Managed	$103.728	$113.696	$116.131	$122.896	$129.970	$130.110	$132.641	$144.340	$145.486	$155.961	$164.972	$171.718

NOTE: This page presents the assets under management roll-forward without the Investment Management segment's London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of $22.1 billion.

12/31/2005									PAGE 39
Consolidated Investment Data
Unaudited [Millions of Dollars]

For the Year Ended December 31					2001	2002	2003	2004	2005

Net Investment Income

Fixed maturity AFS securities					$2,121.0	$2,117.0	$2,113.2	$2,005.7	$2,030.5
Equity AFS securities					17.6	15.4	12.3	10.9	9.6
Trading securities					-	-	46.5	193.5	193.7
Mortgage loans on real estate					374.5	356.8	338.3	350.1	287.6
Real estate					49.5	47.4	43.9	26.9	50.1
Policy loans					125.3	134.5	123.2	119.8	118.4
Invested cash					68.4	37.6	7.8	32.2	63.0
Other investments					69.4	16.3	48.8	55.3	61.1
Investment revenue					2,825.9	2,725.0	2,734.0	2,794.4	2,813.9
Investment expense					(117.1)	(93.1)	(95.4)	(90.3)	(111.6)

Net Investment Income					2,708.7	2,631.9	2,638.5	2,704.1	2,702.3

Gross-up of Tax Exempt Income					7.2	7.5	7.7	7.7	7.1
Adjusted Net Investment Income					$2,715.9	$2,639.4	$2,646.2	$2,711.8	$2,709.4

Mean Invested Assets (Amortized Cost)					$37,616.9	$38,828.5	$41,042.8	$43,216.4	$43,933.3

Ratio of Adjusted Net Invest Income
Over Mean Invested Assets					7.22%	6.80%	6.45%	6.27%	6.17%

Investment Gains (Losses)

Realized Gains (Losses) on Investments					$(68.7)	$(177.2)	$(11.0)	$(30.0)	$(14.5)
Gains(Losses) on Derivatives					(4.9)	0.8	(1.6)	(7.4)	(0.0)

Incr (Decr) in Unreal Gains on Sec
Avail-for-Sale (after DAC/Tax)					183.7	557.7	39.8	29.8	(326.3)
Incr (Decr) on Derivatives					21.4	24.4	(6.3)	(8.1)	(6.7)

Securities Available-for-Sale
[Billions of Dollars]
Fixed Maturity Sec (Fair Value)					28.346	32.767	35.887	37.936	36.687
Fixed Maturity Sec (Amortized Cost)					27.956	31.103	33.743	35.692	35.348

Equity Securities (Fair Value)					0.470	0.337	0.201	0.163	0.147
Equity Securities (Amortized Cost)					0.444	0.334	0.176	0.148	0.139

% of Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA					17.2%	20.1%	22.8%	23.5%	23.4%
AA or better					23.6%	25.8%	29.3%	29.9%	30.9%
BB or less					8.3%	6.6%	6.8%	7.0%	7.4%

	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
For the Quarter Ended	2003	2004	2004	2004	2004	2005	2005	2005	2005

Net Investment Income

Fixed maturity AFS securities	$487.5	$493.0	$496.4	$501.5	$514.8	$505.1	$509.8	$505.7	$509.7
Equity AFS securities	2.7	2.4	2.0	2.2	4.4	1.8	2.0	2.4	3.3
Trading securities	46.5	47.5	48.6	47.7	49.7	47.6	48.8	48.6	48.7
Mortgage loans on real estate	77.9	100.4	92.1	83.8	73.8	70.9	70.7	70.9	75.1
Real estate	13.2	7.6	5.9	8.0	5.4	4.3	31.7	8.5	5.6
Policy loans	30.8	29.2	29.6	29.7	31.3	29.6	29.8	29.8	29.2
Invested cash	1.7	3.5	5.2	5.6	17.9	12.7	14.0	17.0	19.2
Other investments	20.9	15.0	23.8	14.0	2.4	13.5	24.2	16.4	7.0
Investment revenue	681.3	698.6	703.6	692.4	699.8	685.6	731.1	699.3	697.9
Investment expense	(22.1)	(21.0)	(20.5)	(23.0)	(25.7)	(25.8)	(27.5)	(28.5)	(29.8)

Net Investment Income	659.2	677.5	683.1	669.4	674.1	659.8	703.6	670.8	668.1

Gross-up of Tax Exempt Income	1.8	1.7	1.6	1.7	2.6	1.6	1.6	1.8	2.1
Adjusted Net Invest Income	$661.0	$679.3	$684.8	$671.1	$676.6	$661.4	$705.2	$672.6	$670.2

Mean Invested Assets (Amortized Cost)	$41,999.1	$42,615.7	$42,987.4	$43,499.3	$43,763.4	$43,851.9	$43,806.2	$44,040.1	$44,035.2

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets	6.30%	6.38%	6.37%	6.17%	6.18%	6.03%	6.44%	6.11%	6.09%

Investment Gains (Losses)

Realized Gains (Losses) on Investments	42.0	(7.9)	(11.6)	(14.5)	3.9	(6.0)	(0.2)	(2.0)	(6.2)
Gains (Losses) on Derivatives	(5.7)	(2.5)	(1.8)	(3.4)	0.3	1.4	(2.5)	0.9	0.1

Incr (Decr) in Unreal Gains on Sec
Avail-for-Sale (after DAC/Tax)	(11.4)	244.9	(626.0)	368.1	42.8	(240.0)	268.4	(282.2)	(72.4)
Incr (Decr) on Derivatives	(1.1)	6.9	(10.5)	1.3	(5.8)	(6.3)	4.2	(3.0)	(1.5)

Available-for-Sale and Trading Securities
[Billions of Dollars]
Fixed Maturity Sec (Fair Value)	35.887	36.856	35.894	37.444	37.936	37.429	38.318	37.610	36.687
Fixed Maturity Sec (Amortized Cost)	33.743	34.031	34.648	35.256	35.692	35.849	35.977	36.049	35.348

Equity Securities (Fair Value)	0.201	0.200	0.185	0.180	0.163	0.157	0.157	0.154	0.147
Equity Securities (Amortized Cost)	0.176	0.171	0.162	0.156	0.148	0.145	0.144	0.141	0.139

% of Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA	22.8%	23.4%	23.3%	23.6%	23.5%	24.4%	24.8%	24.5%	23.4%
AA or better	29.3%	29.6%	29.5%	29.7%	29.9%	32.2%	32.1%	31.9%	30.9%
BB or less	6.8%	6.9%	7.1%	6.9%	7.0%	6.2%	6.5%	7.3%	7.4%

12/31/2005											PAGE 40

Common Stock / Debt Information
Unaudited [Dollars per Share, except Percentages]

For the Year Ended December 31		1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
Common Stock [1]

Highest Price		$26.875	$28.500	$39.063	$49.438	$57.500	$56.375	$52.750	$53.650	$41.320	$50.380	$54.410
Lowest Price		17.313	20.375	24.500	33.500	36.000	22.625	38.000	25.150	24.730	40.060	41.590
Closing Price		26.875	26.250	39.063	40.907	40.000	47.313	48.570	31.580	40.370	46.680	53.030

Dividend Payout Ratio [2]		39.7%	38.2%	22.8%	43.9%	50.5%	38.3%	44.9%	273.5%	49.1%	37.0%	32.2%
Yield [3]		3.4%	3.7%	2.7%	2.7%	2.9%	2.6%	2.6%	4.2%	3.5%	3.1%	2.8%

Preferred Stock Dividend (Millions)		$8.644	$0.112	$0.106	$0.100	$0.089	$0.078	$0.071	$0.061	$0.057	$0.052	$0.048

Debt: (End of Period)

Senior Debt Ratings
A.M. Best							a	a	a	a-	a-	a-
Fitch		AA-	AA-	AA-	A+	A+	A+	A+	A	A	A	A
Moody's		A2	A2	A2	A2	A2	A3	A3	A3	A3	A3	A3
Standard and Poors		A	A	A	A-	A-	A-	A-	A-	A-	A-	A-

Claims Paying Ratings:
Lincoln Life - A.M. Best		A+	A+	A+	A	A	A	A	A+	A+	A+	A+
Lincoln Life - Fitch		AA+	AA+	AA+	AA+	AA+	AA	AA	AA	AA	AA	AA
Lincoln Life - Moody's		Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life - Standard & Poors		AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
First Penn - A.M. Best*		A+	A+	A+	A	A	A	A	A+	A+	A+	A+
First Penn - Fitch				AA+	AA+	AA+	AA	AA	AA	AA	AA	AA
First Penn - Moody's				A1	A1	A1	A1	A1	A1	A1	A1	A1
First Penn - Standard & Poors*		AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York - A.M. Best*			A+	A+	A	A	A	A	A+	A+	A+	A+
LLA of New York - Fitch*				AA+	AA+	AA+	AA	AA	AA	AA	AA	AA
LLA of New York - Moody's			A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
LLA of New York - Standard & Poors*			AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-

Ratios
Debt to Total Capitalization [4]		22.8%	18.8%	17.0%	21.2%	23.2%	20.8%	21.3%	23.4%	20.7%	20.9%	17.6%
Debt to Equity [4]		29.5%	23.1%	20.5%	26.9%	30.3%	26.3%	27.0%	30.5%	26.1%	26.5%	21.3%

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
For the Quarter Ended	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005

Common Stock:
Highest Price	$35.700	$37.500	$38.640	$41.320	$48.870	$50.380	$47.500	$48.700	$49.420	$47.770	$52.420	$54.410
Lowest Price	24.730	27.870	34.630	35.410	40.060	43.260	41.900	40.790	44.360	41.590	46.590	46.940
Closing Price	28.000	35.630	35.380	40.370	47.320	47.250	47.000	46.680	45.140	46.920	52.020	53.030

Yield [3]	4.8%	3.8%	3.8%	3.5%	3.0%	3.0%	3.0%	3.1%	3.2%	3.1%	2.8%	2.9%

Preferred Stock Dividend	$0.015	$0.014	$0.016	$0.014	$0.013	$0.013	$0.013	$0.013	$0.012	$0.012	$0.012	$0.012
(Millions)

Debt: (End of Period)

Senior Debt Ratings
A.M. Best	a	a	a	a-	a-	a-	a-	a-	a-	a-	a-	a-
Fitch	A	A	A	A	A	A	A	A	A	A	A	A
Moody's	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3
Standard and Poors	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-

Claims Paying Ratings:
Lincoln Life - A.M. Best	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+
Lincoln Life - Fitch	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
Lincoln Life - Moody's	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life - Standard & Poors	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
First Penn - A.M. Best*	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+
First Penn - Fitch	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
First Penn - Moody's	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
First Penn - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York - A.M. Best*	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+
LLA of New York - Fitch*	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
LLA of New York - Moody's	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
LLA of New York - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-

Ratios
Debt to Total Capitalization [4]	23.1%	22.3%	21.5%	20.7%	22.8%	22.6%	22.0%	20.9%	20.3%	19.9%	18.6%	17.6%
Debt to Equity [4]	30.0%	28.7%	27.5%	26.1%	29.5%	29.1%	28.1%	26.5%	25.5%	24.8%	22.9%	21.3%

* Rating based on affiliation with Lincoln Life

[1] Stock prices include the 2-for-1split in June 1999
[2] Indicated dividend divided by net income
[3] Indicated dividend divided by the closing price
[4] Equity used in calculation excludes accumulated other comprehensive income (loss). Junior subordinated debentures issued to affiliated trusts (hybrid securities) are considered 50% debt and 50% equity.